OFFICE LEASE

THIS  OFFICE   LEASE   ("Lease")    is made  and  entered  into  by and  between   MAGUIRE     PROPERTIES-SAN DIEGO TECH CENTER,    LLC,  a Delaware   limited  liability  company   ("Landlord")      and  the Tenant  described   in Item  1 of the Basic  Lease  Provisions   as of April  30, 2010 (the  "Effective    Date").

BASIC   LEASE   PROVISIONS

1.              Tenant:     YONATURALS     INCORPORATED,       a California   corporation   ("Original    Tenant")

2.            Description    of Project/Building/Premises:

2.1	Project:

That  certain  real estate  project  commonly   known  as the San Diego  Tech Center  (the  "Project")    located  in San Diego,  California.    The  Project  currently   includes  the buildings   commonly   known  as 9605  Scranton Road  ("Building    1"), 9645  Scranton  Road  ("Building    2"),  9725 Scranton  Road  ("Building   3"),  9685

Scranton Road ("Building 3D"), 9805 Scranton Road ("Building 4"), 9855 Scranton Road ("Building 5"),
10055 Bames Canyon ("Building SA"), 10075 Barnes Canyon ("Building SB"), 10065 Barnes Canyon
("Building 5C"), 9675 Scranton Road (currently a free-standing restaurant), 9375 Scranton Road, landscape, sidewalks and adjacent parking areas, all the real property underlying the foregoing, and all appurtenances to the foregoing. All of the above described buildings are sometimes referred to herein collectively as the
"Buildings".
2.2	Building:	The building located at 9605 Scranton Road, San Diego, California.

2.3   Initial   Premises:     Suite  390  of the Building   (the Premises   is shown  on Exhibit  "A")

2.4   Rentable    Area:    Approximately    3,907  square  feet (Section   1.3).

3.            Term:

3.1   Initial   Term:     Sixty-three   (63) months,   commencing   on the Commencement    Date.

3.2   Commencement      Date:   The  date 011 which  the Premises   are Ready  for  Occupancy   (defined  in Section  2.2, below),

3.3   Target   Commencement      Date:         May  1,2010.

4.               Base  Rent  (Article  3):  Subject  to Section  3.1.2,  Tenant  shall  pay Base  Rent  as follows:

Months

1 - 12

13 -24

25 - 36

37 - 48

49 - 60

61 - 63

Monthly    Base  Rental   Rate

($/RSF/mo.)

$2.30

$2.37

$2.44

$2.51

$2.59

$2.67

Base  Rent

($/mo.)

$8,986.10

$9,259.59

$9,533.08

$9,806.57

$10,119.13

$10,431.69

Base  Rent

($/yr.)

$107,833.20

$111,115.08

$114,396.96

$117,678.84

$121,429.56

$125,180.28

5.              Additional    Rent  (Article  4):

5.1   Base  Year:    2010

5.2   Tenant's    Percentage     Share:    2.46%   (Section  4.2)

6.              Security   Deposit:    $10,431.69   (Article  6)

7.              Parking    Passes:     Tenant  shall  rent  from  Landlord,   at no  additional   charge   during  the  Initial  Term,  sixteen   (16) Parking   Passes

(defined  below).    (Article  20)

8.              Broker(s):      CB Richard  Ellis,  representing   Tenant,  and Jones  Lang  LaSalle,  representing   Landlord  (Article  27)

9.            Permitted    Use:   General  office  use consistent   with  a first class  commercial   office  project.  (Section  7.1)

10.            Addresses    for  Notices  (Article  26):

To:            Tenant

Prior  to the Commcncement    Date:                                                        After  the Commencement    Date:

At the Premises:

Attn:   Office  Manager

Suite

Attn:              ~                                                                       _

To:   Landlord                                                                                             With  a copy to:

Maguire  Properties-Mission     City  Center,  LLC

c/o Maguire   Properties,   L.P.

355 South  Grand  Avenue,  Floor  33

Los Angeles,   California   90071

Attn:   Senior  Vice  President   Leasing

Maguire  Properties,   L.P.

9605 Scranton   Road,  Suite  100

San Diego,  California   92121

Attn:   Asset  Manager

And  with  a copy  to:

Gilchrist  & Rutter Professional Corporation

1299 Oeean Avenue, 9!h Floor

Santa Monica, CA 90401

Attn:  David B. Lambert, Esq.

11.          Address for Payments:   All payments payable to Landlord under this Lease shall be sent to the following address or to such other address as Landlord may designate, or by wire transfer.

Maguire Properties - San Diego Tech Center, LLC Unit F

P.O. Box 51919

Los Angeles, California 90051-6219

If by wire transfer:

u.s. Bank, San Diego Main Branch, 600 W Broadway #100, San Diego, CA 92101

ABA #: 122-235-821

Account #:  153454490720

Account Name:  Maguire Properties-San Diego Tech Center, LLC Lockbox

Reference: YoNaturals/Building 1, Suite 390

12.          Guarantor/Additional    Security:  None

This Lease shall consist of the foregoing Basic  Lease Provisions, and the provisions of the Standard Lease Provisions (the "Standard   Lease Provisions")  (consisting of Sections 1 through 30 which follow) and Exhibits "A" through "E",  inclusive, all of which are incorporated herein by this reference as of the Effective Date.  In the event of any conflict between the provisions of the Basic Lease Provisions and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.  Any initially capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Standard Lease Provisions.

[DBL:dbl/Maguirc Properties - SDTC -  YoNaturals Lease/1064.002]             -2-                                                           Basic Lease Provisions

(

STANDARD LEASE PIWVISIONS

ARTICLE  1 - PREMISES

1.1          Lease of Premises;  Access.

1.1.1       Landlord hereby leases the Premises (defined below) to Tenant (defined below), and Tenant hereby leases the Premises from Landlord, upon all of the terms, covenants and conditions contained  in this Lease.   The "Premises"   means the Initial Premises together with any other space in the Building or Project leased by Tenant hereunder and "Tenant"  means the Original Tenant and any assign of all of the Original Tenant's interest in this Lease in accordance with Article 15, below).

1.1.2       Subject to Landlord's access control programs and all of the terms and conditions of this Lease, Tenant and its employees shall have access to the Premises, twenty-four (24) hours per day, seven (7) days per week, during the Term of the Lease.

J.2          Acceptance  of Premises.    Tenant acknowledges that  Landlord has not made any representation or warranty with respect to the condition of the Premises, the Building or the Project with respect to the suitability or fitness of any of the same for the conduct of Tenant's  Permitted Use, its business or for any other purpose.   Subject to all of the terms and conditions of this Lease, acceptance of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises are then in tenantable and good condition.

1.3          Measurement  of the Rentable Area of Premises  and the Building.

1.3.1       For purposes of this Lease, subject to the provisions of Section 1.3.2, the parties hereby stipulate that the number of rentable square feet contained within the Premises is as set forth in Item 2.2 of the Basic Lease Provisions.

1.3.2       The  "Rentable   Area"  or  "rentable   square   feet"  and "Usable  Area"  or  "usable  square  feet"  shall be calculated by Landlord substantially in accordance with the Standard Method [or Measuring Floor Area in Office Buildings, ANSI Z65.1 -

1996 ("BOMA"); provided, however, that in any case the Rentable Area of the Building shall include all of, and the Rentable Area of the Premises shall include a portion of, the square footage of the ground floor of thc Common Areas (defined in Section lA,  below) of the Building and the Common Areas of the Project, as the case may be, and occupied space of the portion of the Building or Project dedicated to the service of the Building.  Landlord reserves the right to modify (i) the standards utilized hereunder for the measurement of Rentable Area and Usable Area (so long as any such modification is reasonably consistent with then prevailing Institutional Owner Practices (defined below)  and (ii) consistent with any such modifications of measurement standards, the totals of Rentable Area and Usable Area set forth or utilized herein with respect to the Premises, the Building and/or portions thereof and any economic terms set forth herein (such as Base Rent, Security Deposit and Tenant's Percentage Share) ("Economic Terms")  calculated on the basis thereof.

1.4          Common  Areas.    "Common  Areas"  means the lobby, plaza  and sidewalk areas, accessways,  parking lots and/or parking structures, trash facilities, stairs, and area on the individual floors in the Building or the other Buildings located at the Project devoted to corridors, fire vestibules, elevators, foyers, lobbies, electric and telephone closets, restrooms, mechanical rooms, janitor's closets, and other similar facilities for the benefit of all tenants and invitees of the Project, and all other areas of the Project not leased or not intended by Landlord to be leased to tenants, as may be designated by Landlord from time to time (including the Project aerobic center, fitness center, volleyball courts, tennis courts and racquetball court or any other similar facilities which may exist in the Project from time to time), and shall also mean those areas of the Building and the Project devoted to mechanical and service rooms servicing the Building and the other Buildings at the Project.   The Common Areas shall be subject to the exclusive management and control of Landlord, and Tenant shall comply with all Rules and Regulations (defined in Section 21) pertaining to the Common Areas.  Tenant acknowledges and agrees that Landlord, in its sole discretion, shall have the right from time to time to designate, relocate and limited the use of a particular area, eliminate, alter, modify, construct new improvements in or upon, limit or otherwise make such decisions with respects to the various components and/or portions of the Common Areas as Landlord in good faith deems appropriate.  Landlord shall also have the right to close all or any portion of the Common Areas as may, in the sole discretion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights in any person.

ARTICLE  2 - TERM

2.1          Term.   Unless earlier terminated in accordance with the provisions hereof, the initial term of this Lease shall be the period shown in Item 3.1 of the Basic Lease Provisions.  At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set in Exhibit "B" attached hereto, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof. As used herein, "Term"  shall refer to the initial term described in Item 3.1 of the Basic Lease Provisions.

2.2          Commencement;  Early Occupancy.

2.2.1       The Term shall commence on the Commencement Date as defined in Item 3.2 of the Basic Lease Provisions; provided, however, that in the event the Term shall commence on a day other than the first day of any calendar month, for purposes of calculating the Expiration Date and the timing of all scheduled increases in Base Rent during the Term, the Commencement Date shall be

[DBL:dbllMaguire Properties - SDTC - YoNaturals Lease/I 064.002]            -1-

deemed  to be the first  day of the calendar   month  following   the  Commencement    Date.   The  term  "Ready   for  Occupancy"     means  the  date determined   by  Landlord's    architect   or space  planner  to be the date  of  Substantial   Completion   of the Tenant   Improvements    (as such  terms arc  defined   in the  Work  Letter  (defined   below);   provided,   however,   if Landlord   is delayed   in  achieving   substantial   completion   of  the Tenant  Improvements    by reason  of any Tenant  Delays  (defined   in the Work  Letter)  or delays  caused  by any event  described   in Section  30.2 below  ("Force   Majeure     Delays"),   the Premises   shall  be deemed Ready   for Occupancy   on  the date  substantial   completion   of the Tenant Improvements    would  have occurred   had the Tenant  Delays  or Force  Majeure  Delays  not occurred,   as determined   by Landlord's   architect  or space   planner.       This   Lease  shall   be   a  binding    contractual    obligation    effective    upon   execution    hereof    by   Landlord    and  Tenant notwithstanding    the later  commencement    of the Term  of this Lease.

2.2.2          Subject   to all  of the  terms  and  conditions   of  Section   5.1  of the  Work  Letter   (defined   below),   Tenant   shall have  the right  to enter  the Premises  prior  to the Commencement    Date  for the purposes   described   in Section  5.1 of the Work  Letter.   For the avoidance  of doubt,  Tenant's   entry  into  the Premises  prior  to the Commencement    Date  shall  be subject  to all of the terms and conditions   of this  Lease;   provided    that  Tenant   shall   have  no  obligation    to  pay  any  Base  Rent   or  any  Additional    Rent   under   ArticJ4   prior  to  the Commencement    Date.

2.3             Delay    in   Commencement.          Landlord    may   deliver    the   Premises    to   Tenant    prior   to,   on   or   after   the   Target Commencement    Date  specified  in Item  3.3 of the Basic  Lease  Provisions;   provided,  however,  that  in the event  the Commencement    Date  is delayed  or  otherwise   does  not  occur  on the Target  Commencement     Date  this  Lease  shall  not  be void  or  voidable,   the Term  of this  Lease shall not be extended,   and Landlord  shall not be liable  to Tenant  for any  loss or damage  resulting  therefrom.

ARTICLE    3 - RENT;   LATE   CHANGES

3.1    Base  Rent;   Rent.

3.1.1          Subject  to  Section  3.1.2,  below,   Tenant   agrees  to  pay  during  the  Term  of  this  Lease  as Base  Rent  ("Base

Rent")   for the Premises   the sums  shown  for such  periods  in Item  4 of the Basic Lease  Provisions.

3.1.2         Provided   that  no  Event  of  Default   (defined   below)  has  occurred, T, enant's   obligation   to pay  Base  Rent  for each  of the  second   (2nd), third  (3'd),  fourth  (4Ih), tenth  (loth)  and  eleventh   (l1th)   months  of the  Initial  Term  shall  be fully  abated  (the  total amount  of Base  Rent  so abated  is referred  to as the "Abated    Base  Rent  Amount").     Landlord   and Tenant  agree  that the Abated  Base Rent Amount   is $44,930.50.     Notwithstanding    the foregoing,   should  an Event  of Default  occur,  then:  (a)  this  Section  3.1.2  shall  automatically and immediately   become   null, void  and of no further  force  or effect  and  (b) the Abated  Base Rent  Amount   (to the extent  applied  to reduce Tenant's   Base  Rent  obligations   prior  to the occurrence   of such  Event  of Default)   shall  immediately   and without   notice  or demand  become due and payable  by Tenant  to Landlord.

3.1.3         Except  as  expressly  provided   to the  contrary  in this  Lease,  Base  Rent  shall  be payable  in equal  consecutive monthly  installments,    in advance,  without  abatement,   deduction   or offset,  commencing   on the  Commencement    Date  and continuing   on the first  day  of  each  calendar   month  thereafter.     The  first  full  monthly   installment    of  Base  Rent,  described   in  Item 4  of  the  Basic  Lease Provisions,    shall  be  payable   upon  Tenant's    execution   of  this  Lease.    If  the  Commencement    Date  is  a  day  other  than  the  first  day  of  a calendar   month,   then  the  Base  Rent  (the  "Partial    Lease   Month   Rent")   for the  partial  month   in which  the  Commencement    Date  occurs shall  be calculated   on  a per diem  basis  determined   by dividing  the initial  monthly  Base  Rent  shown  in Item  4 of the Basic  Lease  Provisions by the number   of days  in such calendar   month  and by multiplying   such  amount  by the number  of remaining   days  of such  calendar  month from and including   the  Commencement    Date.   The Partial  Lease  Month  Rent  shall  be payable  by Tenant  prior  to the date that Tenant  takes possession  or commences   use of the Premises  for any business  purpose  (including  moving  in).

3.1.4         Base  Rent,  all forms  of Additional   Rent (defined   below)  payable  hereunder   by Tenant  and  all other amounts, fees, payments   or charges  payable  hereunder   by Tenant  shall  (i) each constitute   rent payable  hereunder   (and  shall  sometimes   collectively   be referred   to herein  as  "Rent"),    (ii) be  payable  to Landlord   when  due  without   any  prior  notice  or  demand  therefor   in lawful  money  of  the United  States  and,  except  as may  be expressly  provided   to the contrary  herein,  without  any abatement,   offset  or  deduction   whatsoever   and (iii) be payable  to Landlord   at the address  of Landlord  described   in Item  10 of the Basic Lease  Provisions   or to such  other  person  or to such

other  place  as Landlord   may from  time to time designate  in writing  to Tenant.

3.1.5         No payment  by Tenant  or receipt  by Landlord   of a lesser  amount  than  the correct  Rent  due hereunder  shall  be deemed  to be other  than  a payment   on account;  nor shall  any endorsement   or statement   on any check  or any  letter  accompanying   any check or payment  be deemed   to effect  or evidence  an accord  and  satisfaction;   and Landlord   may accept  such check  or payment  without  prejudice to Landlord's   right  to recover  the balance  or pursue  any other  remedy  in this Lease  or at law or in equity  provided.

3.2   Late   Charge;    Interest.      Tenant  acknowledges    that  the  late  payment   of  Base  Rent,  Additional   Rent  or  any  other  amounts payable  by Tenant  to Landlord  hereunder   will  cause  Landlord   to incur  administrative   costs  and  other  damages,   the  exact  amount  of which would  be impracticable    or extremely   difficult  to ascertain,    Landlord   and Tenant  agree that  if Landlord   does  not  receive  any such  payment on or  before  the  date  five  (5) days  after  the date  the  payment   is due,  Tenant  shall  pay  to Landlord,   as Additional   Rent,  (i) a late charge ("Late   Charge")    equal  to five  percent   (5%)  of the  overdue   amount   to cover  such  additional   administrative    costs,  and  (ii) interest  on  all

(DBL:dbI/Maguire Properties - SDTC -  YoNaturals LeaseflO64.002j              -2-

delinquent    amounts   at  an annual   rate  of  interest   (the  "Default    Rate")   equal  to  lesser  of  (l)   the  Prime   Rate  (defined   below)  plus  eight percent  (8%)  or (2) the maximum   amount  allowed  by Law,  from the date due until the date paid.

3.3   Additional    Rent.    For purposes   of this  Lease,  all amounts (other  than Base Rent)  payable by Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute additional rent ("Additional  Rent") hereunder.

ARTICLE  4 - ADDITIONAL  RENTAL

4.1   Payment of Excess Operating  Expenses and Excess Property  Taxes.

4.1.1        Subject to the provisions of this Lease, in addition to paying Base Rent pursuant to Article 3 of this Lease, with respect to each Expense Year (defined below) Tenant shall also pay as Additional Rent Tenant's Percentage Share (defined below) of the positive excess, if any, of Operating Expenses (defined below) allocable hereunder to such Expense Year over Operating Expenses allocable hereunder to thc Base Year (defined below).

4.1.2        Subject to the provisions of this Lease, in addition to paying Base Rent pursuant to Article 3 of this Lease, with respect to each Expense Year Tenant shall also pay as Additional Rent Tenant's Percentage Share of the positive excess, if any, of the Property Taxes (defined below) allocable hereunder to such Expense Year over the Property Taxes allocable hereunder to the Base Year.

4.1.3        Subject to the provisions of this Lease, in addition to paying Base Rent pursuant to Article 3 of this Lease, with respect to each Expense Year Tenant shall also pay as Additional Rent, Tenant's Percentage Share of Utility Costs allocable hereunder to such Expense Year.

4.2           Definitions.

4.2.1       "Base Year"  means the calendar year specified in Item 5.1 of the Basic Lease Provisions.  "Expense Year" means each calendar year in which any portion of the Term of this Lease falls, through and including the calendar year in which the Term of this Lease expires.

4.2.2       "Property  Taxes" means all real property taxes, assessments, fees, charges, or impositions and other similar governmental or quasi-governmental ad valorem or other charges levied on or attributable to the Building and the land on which it is located (and all improvements from time to time located thereon), and to the extent allocated to the Building in accordance with Section

4.3.3, below, levied on or attributable to the other portions of the Project and the land on which it is located (including, without limitation, the Common Areas), or its ownership, operation or transfer of any and every type, kind, category or nature, whether direct or indirect, general or special, ordinary or extraordinary and all taxes, assessments, fees, charges or similar impositions imposed in lieu or substitution (partially or totally) of the same including, without limitation, all taxes, assessments, levies, charges or impositions (i) on any interest of Landlord or any mortgagee of Landlord in the Project (to the extent provided above), the Building, the Premises or in this Lease, or on the occupancy or use of space in the Building or the Premises; (ii) on the gross or net rentals or income from the Project (to the extent provided above) Of  the Building, including, without limitation, any gross income tax, excise tax, sales tax or gross receipts tax levied by any federal, state or local governmental entity with respect to the receipt of rent; (iii) on any transit taxes or charges, business or license fees or taxes, annual or periodic license or use fees, park and/or school fees, arts charges, parks charges, housing fund charges; (iv) imposed for street, refuse, police, sidewalks, fire protection and/or similar services and/or maintenance, whether previously provided without charge or for a different charge, whether provided by governmental agencies or private parties, and whether charged directly or indirectly through a funding mechanism designed to enhance or augment benefits and/or services provided by governmental or quasi-governmental agencies; (v) on any possessory taxes charged or levied in lieu of real estate taxes; and (vi) any costs or expenses incurred or expended by Landlord in investigating, calculating, protesting, appealing or otherwise attempting to reduce or minimize such taxes.  There shall be excluded from Property Taxes:  (a) all income taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by Landlord's gross income or profits unless the same is specifically included within the definition of Property Taxes above or otherwise shall be imposed in lieu of real estate taxes or other ad valorem taxes and (b) except to the extent allocated to the Building in accordance with Section 4.3.3, below, any Property Taxes levied or assessed upon or otherwise attributable to any portion of the Project other than the Building and the land on which it is located (and all improvements from time to time located thereon) and the Common Areas.

4.2.3       "Operating  Expenses"  means all costs, fees, amounts, disbursements and expenses of every kind and nature paid or incurred by or on behalf of Landlord with respect to any Expense Year in connection with the operation, ownership, maintenance, insurance, restoration, management, replacement or repair of the Building and the land all which it is located (and all improvements from time to time located thereon), and to the extent allocated to the Building in accordance with Section 4.3.3. below, the other parts of the Project, in a first class manner, including, without limitation, any amounts paid or incurred with respect to:

(i)            Premiums for property, casualty,  liability, rent interruption, earthquake, flood or other types of insurance carried by Landlord from time to time, and any deductibles thereunder actually paid by Landlord with respect to the Building and the Project.

[Dblzdbl/Maguire  Properties ~ SDTC ~ YoNaturals Lease/I 064.002]             -3-

(ii)             Salaries,  wages  and other  amounts   paid  or payable   for personnel   (including,   without   limitation,   the Building  manager,   superintendent,    operation   and maintenance   staff,  the Parking  Facilities   (defined  below)  manager,  concierge   (if any)  and other  employees   of  Landlord)    involved   in  the  maintenance    and  operation   of  the  Building   or  the  Project,   including   contributions    and premiums    towards   fringe   benefits,    unemployment     taxes   and   insurance,    social   security   taxes,   disability    and   worker's    compensation insurance,   pension  plan  contributions   and  similar  premiums and contributions    which  may  be levied on such  salaries,  wages,  compensation

and benefits  and  the total  charges of any  independent   contractors   or property managers   engaged   in the operation,   repair,  care,  maintenance

and cleaning  of any portion  of the Building  or the Project.

and refuse  removal.

(iii)            Cleaning   expenses,   including   without   limitation,  janitorial   services,   window  cleaning,   and  garbage

(iv)            Landscaping    and  hardscape   expenses,   including   without   limitation,   irrigating,   trimming,   mowing, fertilizing,   seeding,  and  replacing   plants,  trees  and hardscape.

(v)             Subject  to the provisions   of Section  4.3.4, the cost  of providing   fuel,  gas,  electricity,   water,  sewer, telephone,   steam  and  other  utility  services.

(vi)            Subject   to the  provisions   of  Section  4.2.3(x)   below,  the  cost  of  maintaining,   operating,    restoring, renovating,   managing,   repairing   and replacing   components   of equipment   or machinery,   including,   without  limitation,   heating,  refrigeration, ventilation,    electrical,   plumbing,    mechanical,    elevator,   escalator,   sprinklers,    fire/life   safety,   security   and  energy   management    systems, including  service  contracts,   maintenance   contracts,   supplies  and parts  with respect  thereto.

(vii)         The  costs  of security  for, and supervision   of, the Building   and the Project.

Building   or the Project.

(viii)         Rental,   supplies   and  other  costs  with  respect   to  the  operation   of  the  management    office   for  the

(ix)             All cost  and   fees  for  licenses,   certificates,    permits   and  inspections,    and  the   cost  incurred   in connection   with the implementation    of a transportation   system  management   program  or similar  program.

ex)            The  cost  of  replacement,    repair,   acquisition,    installation    and  modification    of  (A)  carpeting   and wailcoverings,    ceiling   systems   and  fixtures   in  the  Common   Areas,   and  other  furnishings    in  the  Common   Areas,   (B)  materials,   tools, supplies  and  equipment   purchased   by Landlord which  are used  in the maintenance,   operation   and repair  of the Building,   and  (C) any other form  of  improvements,    additions,   repairs,   or  replacements    to  the Building   or  the  systems,   equipment   or  machinery   operated   or  used  in connection    with  the  Building;   provided,   however,   that  with  respect   to  the  items   described    in  clauses   (A), (B)  and  (C) above   which constitute   a capital  item, addition,   repair  or improvement   (collectively   "Capital    Items")   under  sound  accounting   and property  management principles   consistently   applied  and determined   by Landlord,   in each  case  the cost  of such  Capital  Items  shall  be amortized   (with  interest  at the  Interest   Rate)  over  the  useful  life  (the  "Useful   Life")  of  such  Capital   Item,  as determined   by the Landlord   in accordance   with  sound accounting   and property   management    principles   consistently   applied  or such  other  period   as shall  be consistent   with  Institutional    Owner

Practices.

(xi)            Attorneys',    accountants'    and  consultants'    fees  and  expenses   in connection   with  the  management, operation,   administration,    maintenance   and repair  of the Building  and the Project,  including,   but not limited  to, such  expenses  that  relate  to seeking   or  obtaining   reductions    in  or  refunds   of  Property   Taxes,   or  components    thereof,   or  the  costs   of  contesting    the  validity   of applicability   of any governmental   enactments   which  may  affect  Operating   Expenses.

(xii)           Fees  for  the  administration    and  management    of  the Building   in an amount   equal  to  three  percent (3%)  of the gross  revenues   of the Building  (which  shall be grossed  by Landlord  up to one hundred  percent  (100%)  occupancy   on an annual basis),  without  regard  to whether  actual  fees  so paid  are greater  or less than  such amount.

(xiii)         Sales,  use  and  excise   taxes  on  goods  and  services   purchased   by  Landlord   for  the  management, maintenance,   administration   or operation  of the Building  or the Project.

(xiv)          Fees  for local  civic organizations   and dues  for professional   trade  associations.

(xv)        Payments   under  any covenants,   conditions   and restrictions   pertaining   to the Building   or the Project or any easement,   license  or operating   agreement   or similar  instrument   which  affects  the Building   or the Project.

(xvi)        Costs  and  expenses   of  investigating,   testing,  documenting,    monitoring,   responding   to,  abating  and remediating   Hazardous   Materials   (defined  below),  other  than  abatement   and remediation   costs  with  respect  to Hazardous   Materials   actually known  by Landlord  (on  the Effective   Date)  to require  abatement  and/or  remediation   under  applicable   Environmental   Laws  (defined  below).

[DBL:dbllMaguire Properties - SDTC -  YoNaturals Lcasc/1064.002)              -4-

(

(xvii)       The  costs  of  repairing,  restoring  and  maintaining  the  Parking  Facilities,  including,  without limitation, the resurfacing, restriping and cleaning of such facilities.

(xviii)     Any costs, fees, amounts, disbursements and expenses which are generally included in Operating

Expenses under Institutional Owner Practices.

4.2.4       The following costs and expenses shall be excluded from Operating Expenses:

(i)            expenses relating to leasing space in the Building or the Project (including tenant improvements, leasing and brokerage commissions and advertising expenses);

(ii)           legal fees and disbursements incurred for collection of tenant accounts or negotiation of leases, or relating to disputes between Landlord and other tenants and occupants of the Building and the Project;

inclusive;

(iii)          the cost of any Capital Items unless specifically permitted by Section 4.2.3, parts (i) through (xviii),

(iv)         Property Taxes and Utility Costs;

(v)           amounts received by Landlord on account of proceeds of insurance to the extent the proceeds are reimbursement for expenses which were previously included in Operating Expenses;

(vi)          except to  the  extent  specifically provided  in  Section 4.2.3,  parts  (i) through  (xviii),  inclusive, depreciation or payments of principal and interest on any mortgages upon the Building or the Project;

(vii)        payments of ground rent pursuant to any ground lease covering the Building or the Project;

(viii)       subject to Section 4.3.1, the costs of gas, steam or other fuel; operation of elevators and security systems; heating, cooling, air conditioning and ventilating; chilled water, hot and cold domestic water, sewer and other utilities or any other service work or facility, or level or amount thereof, provided to any other tenant or occupant in the Building or the Project which either (a) is not required to be supplied or furnished by Landlord to Tenant under the provisions of this Lease or (b) is supplied or furnished to Tenant pursuant to the terms of this Lease with separate or additional charge;

(ix)          the cost of any Landlord Work (defined in the Work Letter); and

(x)           any cost expressly excluded from Operating Expenses in any provision of this Lease.

4.2.5       "Utility  Costs" means all costs incurred by Landlord in connection with all utility services provided to the Building, and to the extent allocated to the Building in accordance with Section 4.3.3, below, to the Project, including, without limitation, for electricity, fuel (if any), gas, water, sewerage and similar utility services (collectively, the "Utility Services").

4.2.6       "Tenant's   Percentage  Share"  means the percentage set forth in Item 5.2 of the Basic Lease Provisions; provided, however, that Landlord reserves the right from time to time during the Term of this Lease to recalculate Tenant's  Percentage Share, in which case Tenant's Percentage Share shall be calculated by dividing the number of square feet of Rentable Area in the Premises by the number of square feet of Rentable Area in the Building, and expressing such quotient in the form ofa  percentage.

4.3           Calculation  Methods and Adjustments.

4.3.1        Variable Expenses (defined below) for all or any portion of any Expense Year (including the Base Year) during which actual occupancy of the Building or the Project, as applicable, is less than one hundred percent (100%) of the Rentable Area of the Building or the Project, as applicable, shall be adjusted by Landlord, as determined in good faith by Landlord applying sound accounting and property management principles (and the provisions of this Lease) to reflect one hundred percent (100%) occupancy of the Rentable Area of the Building or the Project, as applicable, during such period.  If during all or any part of any Expense Year, including the Base Year, any particular item of benefit, work or service (the cost of which is a Variable Expense) is not provided to portions of the Building or the Project, as applicable, due to the fact that such item of benefit, work or service is not required or desired by the tenant of such space, or such tenant is itself obtaining and providing such item of benefit, work or service, or for any other reason, then for purposes of computing Variable Expenses for such Expense Year, Operating Expenses or Utility Costs, as applicable, shall be increased by an amount equal to the additional Variable Expenses which would have been paid or incurred during such period if such item of benefit, work or service had been provided to such portions of the Building or the Project, as applicable.  "Variable  Expenses" means the components of Operating Expenses and Utility Costs that vary based on the level of occupancy of the Building or Project, as applicable.

[DBL:dblfMaguire Properties - SDrc  - YoNaturals Lease/I 064.002]              -5-

4.3.2         Subject  to the provisions   of this  Section  4.3,  all calculations,    determinations,    allocations   and  decisions   to be made   hereunder   with  respect  to  Operating   Expenses,    Property   Taxes   or  Utility  Costs   shall  be  made   in  accordance    with  the  good  faith determination    of Landlord   applying  sound  accounting   and  property   management   principles   consistently   applied   which  are  consistent   with Institutional    Owner  Practices.     Subject  to applicable   Laws,  Landlord   shall  solely  determine   all decisions   with  respect  to  the  method   and manner  by which  all Utility  Services  shall  be billed  and provided   in the Building,  which  determinations    shall  be made  by Landlord   ill good faith   and  on  a  basis  consistent   with  Institutional    Owner   Practices.     Landlord   shall  have  the  right  to  equitably   allocate   some  or  all  of

Operating   Expenses   or Utility  Costs  among  particular   classes or groups of tenants in the Building (for example, retail tenants) to reflect

Landlord's  good faith determination that measurably different amounts or types of services, work or benefits associated with Operating

Expenses and/or Utility Costs, as applicable, are being provided to or conferred upon such classes or groups.  Subject to the provisions of this Section 4.3, from time to time Landlord shall have the right to expand or contract the amount, scope, level or types of services, work, items or benefits, the cost of which is included within Operating Expenses or Utility Costs, as applicable, so long as Landlord's treatment of the same for purposes of the calculation of Operating Expenses or Utility Costs, as applicable, is generally consistent with Institutional Owner Practices.  "Institutional   Owner  Practices"  means the practices of the majority of the institutional owners of institutional grade first-class office projects in San Diego County, California.

4.3.3       Whenever services, benefits or work are provided to the Building and to additional building (including other buildings in the Project) or projects (where allocation of the cost thereof among such buildings and/or projects is required for calculation of Operating  Expenses and/or Utility Costs hereunder),  in allocating the overall cost thereof  (for all such  building and/or projects)  to Operating Expenses and/or Utility Costs hereunder,  there shall be excluded from Operating Expenses or Utility Costs, as applicable, Landlord's  good faith determination of the additional overall cost comparison allocable to the provision of such services, benefits or work to the  additional buildings and/or projects.   Landlord shall have the right, from time to time, to add or remove buildings and other improvements to or from (i) the Project and/or (ii) the calculation of Property Taxes, Operating Expenses and/or Utility Costs and then equitably allocate some or all of the Property Taxes, Operating Expenses and/or Utility Costs for the Project among different buildings (including any additional buildings) in the Project.   In such event, Landlord shall equitably and in good faith determine a method of allocating such Property Taxes, Operating Expenses and/or Utility Costs attributable to such other buildings and improvements (and the land on which they are located) in the Project to the Building, and Tenant shall be responsible for paying Tenant's Percentage Share of such expenses.

4.3.4       All discounts, reimbursements, rebates, refunds, or credits (collectively, "Reimbursements")   attributable to Operating Expenses, Property Taxes or Utility Costs received by Landlord in a particular year shall be deducted from Operating Expenses, Property Taxes or Utility Costs, as applicable, in the year the same are received; provided, however, if such practice is consistent with Institutional Owner Practices, Landlord may treat Reimbursements generally (or under particular circumstances) on a different basis.  All assessments and premiums of Operating Expenses, Property Taxes or Utility Costs which can be paid by Landlord in periodic installments shall  be paid by Landlord in the maximum  number of periodic installments permitted by Law;  provided, however,  that if the  then prevailing Institutional Owner Practice is to pay such assessments or premiums on a different basis, Landlord may utilize such different basis of payment.   Landlord shall have the right to exclude from Base Year Operating Expenses, the cost of items of service, work or benefits (i) not provided following the Base Year, (ii) incurred due to circumstances not applicable following the Base Year or due to market-wide  labor-rate increases in Operating  Expenses  due to  extraordinary circumstances,  including, without  limitation, boycotts, embargoes  and  strikes,  and  utility  rate  increases  due  to  extraordinary  circumstances,  and  (iii) amortized  costs  relating  to  capital improvements.

4.3.5       If in anyone   or more Expense Years following the Base Year (a "Comparison   Year"),  Property Taxes decrease below the amount of Property Taxes for the Base Year as a result of any reassessment or any similar govemmental act or Law, including, without limitation, as the result of a Proposition 8 reduction (collectively, a "Tax  Reduction"),  for purposes of calculation of excess Property Taxes for such Comparison Year and all subsequent Comparison Years, Property Taxes allocable to the Base Year shall be reduced to the amount of Property Taxes allocable to such Comparison Year (a "Base Year Tax Reduction");  provided, however, that if in any subsequent Comparison Year the amount of such Tax Reduction is decreased (other than to the extent by virtue of the application of the annual percentage increase (presently 2.0%)  in Property Taxes currently provided  by statute  (or any substitute therefor hereafter adopted», for purposes of calculation of excess Property Taxes for such subsequent Comparison Year, the Base Year Tax Reduction shall be correspondingly decreased. Property Taxes allocable to the Base Year shall not include any Property Taxes or any taxes, assessments, costs charges or fees not applicable following the Base Year.

4.4          Payment Procedure;  Estimates.

4.4.1       During each Expense Year, Landlord may elect to give Tenant written notice of its estimate of the amounts payable by Tenant under Section 4.1, above ("Article 4 Additional  Rent") for that Expense Year.  Thereafter, Oil or before the first day of each calendar month during such Expense Year, Tenant shall pay to Landlord one-twelfth (1I12th) of such estimated amounts; provided, however, that, not more often than quarterly, Landlord may, by written notice to Tenant, revise its estimate for such Expense Year, and all subsequent payments under this Section 4.4 by Tenant for such Expense Year shall be based upon such revised estimate.

4.4.2       Landlord shall endeavor to deliver to Tenant within one hundred fifty (150) days after the close of each Expense Year or as soon thereafter as is practicable, a statement of that year's  Operating Expenses, Properly Taxes and Utility Costs and the total amount payable by Tenant as Article 4 Additional Rent for such Expense Year, as determined by Landlord (the "Landlord's Statement").    Except as provided in Section 4.5, Landlord's  Statement shall be binding upon Landlord and Tenant.   If the Landlord's

[DBL:dbIIMaguirc   Properties ~ SDTC - YoNa(urals Lease/I 064.002]              -6.

Statement   indicates  that  the total  amount   of Article  4 Additional   Rent  payable   by Tenant  for  the applicable   Expense   Year  (a)  is more  than the  estimated   payments   for  such  Expense   Year  previously   made  by  Tenant   pursuant   to  Section  4.4.1,  above,   then  Tenant   shall  pay  the deficiency   to Landlord   upon  receipt  of Landlord's    Statement  or (b)  is less  than  the estimated   payments   for  such  Expense   Year  previously made  by Tenant  pursuant  to  Section  4.4.1,  above,  then  such  excess  payments   shall  be credited  against  Rent  next  payable  by Tenant  under this Lease  (or, if the Term  of this Lease  has expired,  such excess  shall  be paid  to Tenant  within  thirty  (30) days).   No delay  in providing   any Landlord's    Statement   described    in  this  Section  4.4.2   shall  act  as  a  waiver   of  Landlord's    right  to  receive   payment   from  Tenant   under Section  4.1 above (with respect  to any Article  4 Additional   Rent) for the period  covered  thereby.

4.4.3          If this  Lease  shall  expire  or terminate  on a day  other  than  the end of an Expense  Year,  the amount  payable  by Tenant  as Article  4 Additional   Rent  that  is applicable   with respect  to the Expense   Year  in which  such  expiration   or termination   occurs  shall be prorated   on the basis  that  the  number   of days  from  January  I of such  calendar   year  to the expiration   or termination   date  bears  to  365. The expiration   or early  termination    of this  Lease  shall  not affect  the  obligations   of Landlord   and Tenant  pursuant   to this  Section  4.4 to be performed   after such expiration   or early  termination.

4.5            Review  of Landlord's     Statement,

4.5.1         Provided   that  Tenant   is  not  then  in  default   with  respect   to  its  obligations    under  this  Lease   and  provided further  that  Tenant  strictly  complies   with  the  provisions   of this  Section  4.5,  Tenant  shall  have  the right  to reasonably   review  Landlord's supporting   books  and  records   for  any  portion   of  the  Property  Taxes,  Operating   Expenses   or Utility   Costs  for  a particular   Expense   Year covered  by Landlord's   Statement,   in accordance   with  the following  procedure:

4.5.2         Tenant   shall,  within   sixty  (60)  days  after  any  such  Landlord's    Statement   is delivered   to Tenant,   deliver   a written  notice  (a "Dispute   Notice")   to Landlord   specifying  the items  described   in the Landlord's    Statement  that are claimed  to be incorrect, and  Tenant   shall  simultaneously    pay  to  Landlord    all  amounts   remaining    due  from  Tenant   to  Landlord    as  specified   in  the  Landlord's Statement.     The  right  of  Tenant   under   this  Section  4.5  may  only  be  exercised   once  for  each  Expense   Year  covered   by  any  Landlord's Statement,   and if Tenant  fails  to deliver  a Dispute  Notice  within  the sixty  (60)  day period  described   above  or fails  to meet  any  of the other above  conditions  of exercise  of such  right, the  right of Tenant  to audit  a particular   Landlord's    Statement   (and  all of Tenant's   rights  to make any  claim  relating  thereto)   under  this  Section  4.5  shall  automatically   be  deemed   waived   by Tenant.    Except  as expressly   set  forth  in this Section  4.5,  in no  event  shall  Tenant   be entitled   to withhold,  deduct,   or  offset  any  monetary   obligation   of Tenant  to  Landlord   under  this Lease  (including   without  limitation,   Tenant's   obligation   to make  all payments   of Base  Rent  and  all payments   of Article  4 Additional   Rent and other  Rent pending  the completion   of and regardless   of the results  of any review  of records  under  this Section  4.5).

4.5.3         Tenant  acknowledges    that Landlord  maintains   its records  for the Building   at Landlord's    manager's    corporate offices  and Tenant  agrees  that  any review  of records  under  this Section  4.5 shall  be at the sole expense  of Tenant  and shall  be conducted   by independent   certified  public  accountants    of national  or regional  standing   which  are not  compensated    on a contingency   fee or similar  basis relating  to the results  of such  audit.   Tenant  acknowledges   and agrees  that any  records  of Landlord  reviewed  under  this  Section  4.5  (and the information   contained   therein   and  the  results   of Tenant's    review  thereof)   constitute   confidential    information   of Landlord,   which  Tenant shall  not disclose,  nor permit  to  be disclosed   by Tenant's   accountant,   to anyone  other  than  the Tenant's   accountants   performing   the review and  the  principals   of  Tenant   who  receive   the  results   of  the review.     The  disclosure   of  such  information   by  Tenant   or  any  of  Tenant's employees   or contractors   (including,   without  limitation,   Tenant's   accountant)   to any other  person,  whether  or not caused  by the  conduct  of Tenant,   shall constitute  a material  breach  of this Lease.

4.5.4          If Landlord   disagrees   with Tenant's   contention   that  an error  exists  with  respect  to Landlord's    Statement   (and the  Operating   Expenses,   Real  Properly   Taxes   and/or  Utility  Costs   described   therein)   in dispute,   Landlord   shall  have  the  right  to  cause another   review  of  that  portion   of  Landlord's     Statement   (and  the  Operating    Expenses,    Real  Property   Taxes   and/or   Utility   Costs   Slated therein)   to  be  made   by  a  firm   of  independent     certified   public   accountants    of  national    or  regional   standing    selected    by  Landlord ("Landlord's      Accountant").      In the event  of a disagreement   between  the two accounting   firms,  the review  of Landlord's   Accountant   shall be deemed  to be correct  and  shall  be conclusively   binding  on both  Landlord   and Tenant.    In the event  that it is finally  determined   pursuant to this  Section  4.5 that the total  Article  4 Additional   Rent  for any Expense  Year  has been  overstated,   (a) by any amount,  then  the amount  of any  overpayment   shall  be credited   against  Rent  next  payable  by Tenant   under  this  Lease  (or,  if the Term  of  this  Lease  has  expired,   such excess  shall  be paid to Tenant   within  thirty  (30)  days)  and  (b) by more  than  five  percent  (5%),  then  Landlord  shall  additionally   reimburse Tenant  for the reasonable   cost of Tenant's   accountant.    In all other  cases,  Tenant  shall be liable  for Landlord's   Accountant's    actual  fees  and expenses,   and  the  amount   of  any  underpayment    shall  be paid  by  Tenant  to  Landlord   with  the  next  succeeding    installment   of  estimated Article  4 Additional   Rent (under  Section  ~.4.1,  above).

ARTICLE    5 - ADDITIONAL     TAXES

In  addition   to  the  Base  Rent   and  all  other  forms  of  Additional    Rent  payable   by  Tenant   hereunder,    Tenant   shall   reimburse Landlord   upon demand  as Additional   Rent  for any and  all taxes,  impositions    or similar  fees  or charges  (other  than  any of the same  actually included  by Landlord   in Property   Taxes  with  respect  to the Expense  Year  in question)   payable   by or imposed   or  assessed   upon  Landlord upon  or  with  respect  to  (or  measured   by  or  otherwise   attributable   to  the  cost  or  value  of):   (i) any  fixtures,  equipment   or  other  personal property   located  in or about  the Premises;   (ii)  any  leasehold  improvements    made  in or to the Premises  by  or for Tenant  (without   regard  to ownership   of such  improvements)    if and  to the  extent  the original  cost,  replacement    cost  or  value  thereof  exceeds   the  cost  of Landlord's then  effective   "Building    Standard"    tenant   improvements,    as  determined    in  good  faith   by  Landlord;    (iii) the  Rent  payable   hereunder,

[DBL:dbIlMaguirc Properties ~ SDre  ~ YoNaturals Lea~c/IOG4.002]            -7-

including,   without   limitation,   any  gross  receipts   lax,  license   fcc  or  excise  lax  levied  by any  governmental    authority;   (iv) the  possession, leasing,  operation,   management,   maintenance,   alteration,   repair,  use or occupancy   of any portion  of the Premises;   or (v) this transaction   or any document   to which  Tenant  is a party  creating  or transferring   an interest  or an estate  in the Premises.

ARTICLE  6 - SECURITY  DEl'OSIT

Upon  the execution   of this  Lease,  Tenant  shall  deposit  with  Landlord  the Security  Deposit   described   in Item  6 of the  Basic  Lease Provisions.     The  Security   Deposit   is made  by Tenant  to  secure  the  faithful  performance    of all the  terms,  covenants   and  conditions   of this Lease  to be performed   by Tenant.    The  Security  Deposit   is not  an advance   payment of Rent  or a measure   or limit of  Landlord's    damages upon  an Event  of Default  by Tenant    If Tenant  commits  an Event  of Default  with  respect  to any provision   of this Lease,  Landlord   may,  but shall  not  be required   to,  use,  apply  or  retain  all  or any  part  of  the  Security   Deposit   (i) for  the  payment   of  any  Rent  or  any  other  sum  in default,   (ii) for  the payment   of any  other  amount   which  Landlord   may  spend  or  become  obligated   to spend  by reason  of  such  default  by Tenant,  and  (iii) to compensate   Landlord   for any other  loss  or damage  which  Landlord  may  suffer  by  reason  of such  default  by Tenant.    If any portion  of the Security  Deposit   is so used or applied,  Tenant  shall,  upon  demand  therefor  by Landlord,   deposit  with  Landlord   cash  in an amount   sufficient   to restore  the Security  Deposit   to the  amount   required   to bc  maintained   by Tenant   hereunder.     Upon  expiration   or the sooner   termination   of this  Lease,  provided   that  Tenant  has  performed   all of  its obligations   hereunder,   Landlord   shall  return  to Tenant  the remaining   portion   of  the  Security  Deposit   no  later  than  thirty  (30)  days  after  the  date  Landlord   receives   possession   of  the  Premises   in accordance   with  the provisions   of this Lease.   Thc  Security  Deposit   may  be commingled   by Landlord   with  Landlord's   other  funds,  and no interest   shall  be  paid  thereon.     If  Landlord   transfers   its  interest   in the  Premises,   then  Landlord   may  assign   the  Security   Deposit   to the transferee   and thereafter   Landlord   shall have no further  liability  or obligation   for the return  of the Security  Deposit.    Tenant  hereby  waives the provisions   of Section   1950.7  of the California   Civil  Code,  and  all other  provisions   of Law,  now  or hereinafter   in force,  which  restricts the amount  or types  of claim  that  a Landlord  may make  upon  a security  deposit  or imposes  upon a Landlord  (or  its successors)   any obligation with  respect  to the handling  or return  of security  deposits.

ARTICLE  7 - USE OF PREMISES

7.1            Tenant's    Permitted     Use.   Tenant  shall  use  the  Premises   only  for Tenant's   Permitted   Use  as set forth  in Item  9 of the Basic  Lease  Provisions   and  shall not use or permit  the Premises   to be used  for any other  purpose.   Tenant  shall,  at its sole  cost  and expense, obtain  and maintain   in full  force  and  effect  all governmental    licenses,   approvals   and  permits  required   to allow  Tenant  to conduct  Tenant's Permitted   Use.   Landlord   disclaims   any warranty  that  the Premises   are suitable   for Tenant's   use and Tenant  acknowledges    that  it has had a full opportunity   to make  its own  determination    in this  regard.   In no case  shall  Tenant  usc  any portion  of the Premises   for  (i) offices  of any division,   agency   or  bureau   of  the  United   States   or  any  state   or  local  government    of  any  foreign   government    or  subdivision    thereof, (ii) offices   of  any  health   care  professionals    or  for  the  provision   of  any  health   care  services,   (iii) any  schools   or  other  training   facility, (iv) any  retail  or  restaurant    uses,  (v) any  residential   use,  or  (vi) any  communications     uses  such  as  broadcasting    radio  and/or   television stations.     Tenant   shall  not  permit   any  use  of  the  Premises   or  any  portion   thereof   for  any  occupancy   density   which   is  greater   than  the average  occupancy   density  associated   with the occupancies   of the other  tenants  of the Project.

7.2             Compliance    With   Laws  and  Other   Requirements.

7.2.1         Tenant   shall  timely  take  all  action   required   to  cause  the  Premises   to  comply   in all  respects   with  all  laws, ordinances,   building   codes,  rules,  regulations,   orders  and  directives   of any  governmental    authority   having  jurisdiction    (including   without limitation    any  certificate    of  occupancy)    now   or  in  the   future   applicable    to  the   Premises   (collectively,    "Laws"),     including,    without limitation,   any  Law  requiring   any  form  of  improvement   or  alteration   to the Premises   or Building.    Without   limiting  the  generality   of the foregoing,    should   any  federal,   state  or  local  governmental    agency   having  jurisdiction     with  respect   to  the  establishment,    regulation   or enforcement   of occupational,    health  or safety  standards   for  employers,   employees   or tenants  impose  on Landlord   or on Tenant  at any time now  or in the future  any requirement    or Law  relating  in any manner  to the Premises   or occupancy   thereof,  Tenant  shall,  at its sole Cost and expense,   comply  promptly   (or  at Landlord's    election,  bear  the  cost  of such  compliance   as effected  by Landlord)   with  such  requirement   or Law.

7.2.2         Tenant  shall not use the Premises,   or permit  the Premises   to be used,  in any manner,  or do or suffer  any act in or  about  the Premises   which:    (i) violates   or conflicts   with  any  applicable   Law;  (ii) causes  or is reasonably   likely  to cause  damage   to the Project,    the  Premises    or  the   Building   systems,   including,    without    limitation,    the   life  safety, electrical,    heating,   ventilation    and  air conditioning    ("HVAC"),  plumbing    or  sprinkler   systems   (collectively,     the  "Building     Systems")    for  the   Building   and/or   the  Project; (iii) violates   a requirement or condition   of any policy  of insurance   covering   the  Project  and/or the Premises,   or increases   the  cost  of such policy;   (iv) constitutes   or  is reasonably   likely  to constitute   a nuisance,   annoyance   or  inconvenience    to  other  tenants   or  occupants   of the Project   or its equipment,   facilities   or  systems;  (v) interferes   with,  or  is reasonably   likely  to interfere  with,  the transmission   or reception   of

microwave,    television,    radio,   telephone,    or  other   communication     signals    by  antennae    or  other   facilities    located    in  the   Project;   or

(vi) violates  the Rules  and Regulations.

7.3          Hazardous     Materials.      No  Hazardous   Materials   (defined   below)  shall  be  Handled   (defined   below)   upon,  about,  in, above  or  beneath   tile Premises   or any  portion   of the Project   by  or on  behalf  of Tenant,   its subtenants   or  its assignees,   or their  respective contractors,    clients,   officers,   directors,   employees,   agents,   or  invitees   (collectively,    a "Tenant    Party").    Notwithstanding     the  foregoing, normal   quantities   of those  Hazardous   Materials   customarily   used  in the  conduct   of general   administrative    and  executive   office  activities (e.g.,  copier  fluids  and  cleaning   supplies)   may  be used  and  stored  at the  Premises   without  Landlord's    prior  written   consent,   but  only  in

[DBL:dbl/MaguircProperties - SDTC - YoNaturals Lease/! 064.002]              -8-

compliance   with  all applicable   Environmental Laws  (defined  below),  and with  the highest  prevailing  industry  standards.    Tenant  shall,  at irs sole cost  and  expense,   promptly  take  all actions  (or at Landlord's    election,  reimburse   Landlord   for laking  all  actions)  required  by any Law or  necessary   for  Landlord   to  make  full  economic   use  of  the  Premises   or  any  portion   of  the Project   which   arises  in connection   with  the Handling   (defined  below)  by Tenant  or any  other  Tenant  Party  of any Hazardous   Materials   upon,  about,  above  or beneath  the Premises   or any  portion   of  the  Project.     Such  actions   shall  include,   but  not  be  limited   to,  the  investigation    of  the  environmental    condition   of  the Premises   or any  portion  of the Project,   the preparation   of any  feasibility   studies  or reports  and the  performance   of any cleanup,   remedial, removal  or restoration   work.   Tenant  shall  take all actions  (or at Landlord's   election,  reimburse  Landlord   for taking  all actions)  necessary   to restore  the Premises   or any portion  of the Project  to the condition   existing  prior  to the introduction   by Tenant  or any  other  Tenant  Party  of Hazardous    Materials,    notwithstanding     any   less  stringent    standards    or  remediation    allowable    under  applicable    Environmental     Laws. "Environmental       Laws"   means  and  includes   all  now  and  hereafter   existing   statutes,   laws,  ordinances,   codes,  regulations,    rules,  rulings, orders,   decrees,   directives,   policies   and  requirements    by  any  federal,   state  or  local  governmental    authority   regulating,    relating   to,  or imposing   liability   or  standards   of  conduct   concerning    public  health   and  safety   or  the  environment,      "Hazardous      Materials"     means: (a) any  material   or  substance:     (i) which   is  defined   or  becomes   defined   as  a "hazardous     substance",     "hazardous      waste,"   "infectious

waste,"   "chemical     mixture    or  substance,"     or  "air   pollutant"     under   Environmental    Laws;  (ii) containing    petroleum,   crude   oil  or  any

fraction    thereof;    (iii) containing    polychlorinated     biphenyls    (l'CB '5);  (iv)  which   constitutes    asbestos    or   asbestos-containing      material; (v) which  is  radioactive;    (vi) which  is  infectious;   or  (b) any  other  material   or  substance   displaying   toxic,  reactive,   ignitable   or  corrosive characteristics,    as all such  terms  arc used  in their  broadest   sense.   "Handle,"    "Handled,"     or "Handling"     means  any  installation,   handling, generation,    storage,   treatment,    use,   disposal,   discharge,    release,   manufacture,    refinement,    presence,    migration,    emission,    abatement, removal,  transportation,    or any other  activity  of any type  in connection   with  or involving  Hazardous   Materials.

ARTICLE    8 - UTILITIES     AND  SERVICES

8.1            Building    Services.     As  long  as  Tenant   is  not  committing   an Event  of  Default   under   this  Lease,  Landlord   agrees  to furnish   or  cause  to  be  furnished,   subject   to  the  provisions   of  this  Lease,   as  part  of  Operating   Expenses   to  the  Premises,   the  following utilities  and  services,  subject  to the conditions   and standards  set forth herein:

8.1.1         Non-attended    automatic  elevator  service.

8.1.2          SUbject   to   all  governmental     Laws,   rules,   regulations    and  guidelines    applicable    thereto,    HV AC   to  the

Premises,   which  in Landlord's    good  faith judgment,    is required   for the comfortable    use and occupancy   of the Premises   from  8:00  AM.  to

6:00  P.M.  Monday   through  Friday  (collectively,   the "Business    Hours"),    and  if Tenant   delivers  a written  request  to Landlord   twenty-four (24) hours  in advance,  9:00 AM.  to  1:00 P.M.,  Saturdays,   except  for the date  of observation   of New  Year's   Day,  Independence    Day,  Labor Day,  Memorial   Day,  Thanksgiving    Day,  and  Christmas   Day,  and  at Landlord's    discretion,   other  state  and  nationally   recognized   holidays selected   by  Landlord   which  are  consistent    with  Institutional    Owner   Practices   (collectively,    the  "Holidays");     provided,   however,   that  if Tenant  desires   to  use  HV AC  during   hours  ("Non-Business     Hours")    other  than  Business   Hours   ("After    Hours   HVAC"),    Tenant   shall provide  Landlord   with  prior  written  notice  (which  at a minimum   shall  be 24 hours'   written  notice  for weekday  use (and  written  notice  prior to  12 Noon   on  Friday   for  weekend   use)  of  Tenant's    desired   After   Hours   HV AC  use  and  upon  such  additional   conditions    as  shall  bc determined   by Landlord   from  time  to time.    Tenant  shall  pay  to Landlord   Landlord's    then  prevailing   charges  (the  "After   Hours   HVAC Rate")   for supplying   such  After  Hours  HV AC  within  ten (10) days  of receipt  of a reasonably   detailed  bill therefor.    Landlord's   After  Hours HVAC  Rate  is currently   $30.00  per hour  (or partial  hour),  per zone  (or partial  zone).   Landlord  makes  no representation    with respect  to the adequacy   or  fitness  of the  Project's    INAC   system  to  maintain   temperatures    as may  be required   for  the  operation   of any  computer, data processing   or other  special  equipment.     Tenant  shall  be responsible   for and  shall  pay to Landlord   any  additional   costs  (including,   without limitation,   the  costs  of  installation   of  additional   HV AC  equipment)    incurred  by  Landlord   because   of  the failure  of  the HV AC  system  to perform  its function  due  to arrangement   of partitioning   in the Premises   or changes  or alterations   thereto  or from  any usc by Tenant  of heat generating   machinery   or equipment    other  than  normal  office  equipment,   including   small  photocopying    machines   and  personal   computers not linked  to a central  mainframe   at the Premises.

8.l.3          At all reasonable   times,  electric  current  as required   for Building  Standard   lighting  and  normal  and  customary fractional   horsepower   office  machines   and  adequate   electrical   wiring  and  facilities   for  connection   to the  lighting  fixtures   and  normal  and customary   incidental   use equipment   of Tenant,   with (a) the  electricity   so furnished   for Tenant's   incidental   usc equipment   to be at a nominal one  hundred   twenty  (l20)   volts  and  with  no  electrical   circuit   for  the  supply   of  such  equipment   to require   a current   capacity   exceeding twenty  (20)  amperes,  and (b) the electricity   so furnished  for Tenant's   lighting  to be at a nominal  two hundred   seventy-seven   (277)  volts and with  no electrical   circuit  for the supply  of such  equipment   to require   a current  capacity   exceeding   twenty  (20)  amperes.    Notwithstanding any provision   of this Lease  to the contrary   (i) the total  connected   electrical   load  for all of the lighting  and  incidental  use  equipment   located

in the Premises   shall  in no  case  exceed   an average   of  six  (6)  watts  per  usable   square foot  of  the  Premises   (the  "Maximum     Electrical

Amount")    and (ii) the total  electrical   consumption   by Tenant's    incidental   use  equipment   and  lighting  within  the Premises   shall  in no case exceed  the  greater  of (i)  Landlord's   per  rentable  square  foot Normal  Business   Hours  standard   and (ii) the  total  electrical   consumption   that would  exist  if such  incidental   use  equipment   and  lighting   consumed   an average  of  four (4) watts  per  rentable  square  foot  of the Premises during  Business   Hours  (the  "Consumption      Threshold").       Without   Landlord's    consent,  Tenant  shall  not  install,  or permit  the  installation, in the Premises   of  any  computers, word  processors,   electronic   data  processing   equipment   or other  type  of  equipment   or  machines   which will  (A)  cause  Tenant's   connected   load  to exceed  or  increase  Tenant's   use  of electric  power  in excess  of that which  the Building  Systems serving   the  Premises   are  designed   for  or  (B)  will  materially   affect  the  temperature    level  in  the  Premises   or  in  the  Building   ("Excess Electrical    Requirements").        If Tenant  shall  require  or utilize  Excess  Electrical   Requirements    or electric   power  which  is likely  to disrupt the  provision   of  electrical   service   to  other  tenants   in  the  Building   or  the  Project   or  will  materially   affect  the  temperature    level  in the

[DBL:dbllMaguire Properties - SDre -  YoNaturals Lease/I 064.002]              -9-

Premises  or in the Building,   Landlord,   at its election,  may (x) refuse  to grant  its consent  or (y) condition   its consent  upon Tenant's   payment in  advance   of  Landlord's     total   actual   cost   of  designing,    installing,    operating    maintaining    and   providing    any   additional    machinery, equipment    and/or   facilities   (including,   but not  limited  to,  the  cost  of  modifications    to the  Building   Systems)   reasonably   determined    by Landlord  to be required   to satisfy  such  Excess  Electrical   Requirements    and/or  if applicable,   restore  the temperature   level  to that otherwise required   to be provided   by Landlord   (or otherwise  related  to the  additional   wear  on Building   Systems  associated   therewith).      If Tenant's consumption    of  electrical    power   for  any  portion   of  the  Premises,    as  reasonably   determined    by  Landlord   pursuant   to  such  reasonable measurement    method   or methods   as Landlord   shall  employ  from  time  to time  (including,   without   limitation,   the  use  of  submcters   and/or pulse  meters,  electrical   surveys  and/or  engineer's   estimates)   shall  exceed  the Consumption   Threshold   for any reasonable   calculation   period

determined   by Landlord,   then  in addition  (0 paying Additional Rent under Section 4.1.3 above, Tenant shall pay to Landlord, as Additional

Rent, the sum of: (J) Landlord's  costs of supplying such excess consumption, including, without limitation, all taxes thereon, and the cost of additional wear  on Building  Systems resulting from such excess  consumption, and (2) all of Landlord's  costs of monitoring and measuring such excess consumption.  Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's  reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's  requirements.  Tenant covenants that its use of electric power shall never exceed the capacity of the feeders, risers or electrical installations of the Building or the Project.

8.1.4       City water for drinking and rest room purposes.

8.1.5       Janitorial and cleaning services (5 times per week, excluding Holidays) conforming to the Landlord's Project standards in effect from time to time (which shall be consistent with Institutional Owner Practices), provided that the Premises arc used exclusively for office purposes and are kept reasonably in order by Tenant,  Landlord shall not be required to provide janitorial services for portions of the Premises used for preparing or consuming food or beverages, for storage, as a mailroom, or for a lavatory (other than the Common Area lavatory rooms) other than normal "light" janitorial services such as emptying of waste containers, standard vacuuming, mopping and sweeping.  Landlord shall not be responsible for more extensive lunch room cleaning such as the washing of dishware or cleaning any refrigerator located therein.  In all events, Tenant shall pay (0 Landlord the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish attendant to normal office usage).

Any amounts which Tenant is required to pay to Landlord pursuant to this Section 8.1 shall be payable upon demand by Landlord and shall constitute Additional Rent.  From time to time during the Term, Landlord shall have the right to modify the services provided to Tenant hereunder; provided such modified services are consistent with Institutional Owner Practices.  Tenant recognizes that any access control services provided by Landlord at the Project are for the protection of Landlord's property, and under no circumstances shall Landlord be responsible for (and Tenant waives any rights with respect to) providing security or other protection for Tenant or its employees, invitees or property in or about the Premises or the Project.

8.2          Interruption    of Services.    Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in Section 8.1 when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or  interruption abate or suspend Tenant's  obligation to pay Base Rent and Additional Rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant.  In the event any governmental or quasi-governmental authority or public utility promulgates or revises any Law or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such Law, mandatory control or voluntary guideline without affecting Tenant's obligations hereunder.  Tenant recognizes that any security services provided by Landlord at the Project are for the protection of Landlord's property and under no circumstances shall Landlord be responsible for, and Tenant waives any rights with respect to, providing security or other protection for Tenant or its employees, invitees or property in or about the Premises or the Project.

ARTICLE  9 - MAINTENANCE  AND REPAIRS

9.1          Landlord's   Obligations.   Landlord shall endeavor to keep the Common Areas in a clean and neat condition.  Subject to Section 9.2 below, Landlord shall make all necessary repairs, within a reasonable period following receipt of notice of the need therefor from Tenant, to the exterior walls, exterior doors and windows of the Building, and to public corridors and other public areas of the Project not constituting a portion of any tenant's  premises and shall use commercially reasonable efforts to keep all Building Systems used by Tenant in  common  with other  tenants in reasonable condition and repair, reasonable wear  and  tear excepted.   Notwithstanding the foregoing, Tenant shall be solely responsible for the repair and maintenance of, and all damage to, the Building or the Project (or any component thereof) resulting from the design and operation of all improvements which are no! Building Standard Installations (described in the Work Letter) in or serving the Premises installed at the request of Tenant (regardless of whether installed by Landlord, its agents or contractors or third party contractors).  Except as provided in Article 12, there shall be no abatement of Rent, nor shall there be any liability of Landlord, by reason of any injury to, or damage suffered by Tenant, including without limitation, any inconvenience to, or interference with, Tenant's  business  or  operations  arising  from the  making  of,  or  failure to  make,  any  maintenance  or  repairs,  alterations  or improvements in or to any portion of the Building.  Tenant waives the right to make repairs at Landlord's expense under Sections 1932(1),

1941 and 1942 of the California Civil Code, and under all other similar laws, statutes or ordinances now or hereafter in effect.   No provision of this Lease shall be construed as obligating Landlord to perform any repairs, Alterations or decorations to the Premises or the Project except as otherwise expressly agreed to be performed by Landlord pursuant to the provisions of this Lease.

[DBL:dbl/MaguirPeroperties- SDTC- YoNaturalsLcase/1064.002]             -10-

9.2            Tcnant's     Obligations.     No  representations,     except  as contained   herein  or  endorsed   hereon,  have  been  made  to Tenant respecting    the  condition   of  the  Premises,   and  the  acceptance    of  possession   of  the  Premises   by  Tenant   shall  be  conclusive   evidence   as against  Tenant  that the Premises  are now  in tenantable   and  good condition.    During  the Term  of this  Lease,  Tenant  shall,  at its sole  cost  and expense,   maintain   the  Premises   in good  order  and  repair   and  in a safe,   clean  and  neat  condition.     Tenant   shall  make  all  repairs   to  the Premises   not  required  to be made  by Landlord   under  Section  9.1 above  (including,   without  limitation,   all damaged  and broken  fixtures  and appurtenances)     with  replacements    of  any  materials   to  be made   by  use  of  materials   of  equal  or  better  quality.    Further,   Tenant   shall  be responsible    for,  and  upon  demand   by Landlord   shall  promptly   reimburse   Landlord   for,  any  damage   to  any  portion  of  the  Project   or  the Premises   caused   by  (a) activities   of  Tenant   or  any  Tenant   Party   in  the  Project,   the  Building   or  the  Premises;    (b) the  performance    or

existence   of  any alterations,   additions  or improvements    made  by Tenant  or any Tenant   Party in or to the Premises;   (c) the installation,   use,

operation   or movement   of Tenant's   property   in or about  the Project,  the Building   or the Premises;   or (d) any act or omission   by Tenant  or any Tenant  Party  or any other  person  permitted   in or invited  to the Premises,   the Building  or the Project  by Tenant  or any Tenant  Party.

9.3            Landlord's      Rights.      Landlord    and  its  contractors    shall  have  the   right,  at  all  reasonable    times,   to  enter   upon   the Premises   to  make  any  repairs   to  the  Premises   or  the  Building   or  the  Project   reasonably   required   or  deemed   reasonably    necessary   by Landlord   and to erect such  equipment,   including   scaffolding,   as is reasonably   necessary to effect  such repairs.   In the event  of any failure  of Tenant  to perform  any of its obligations   under  this  Article  9, or  under  Article  7,  10 or  11, where  such  failure  remains  uncured  for ten (10) days  after  delivery  by Landlord   to Tenant  of written  notice  of such  failure  (or in the case of an emergency,   after  such oral  or written  notice,

if any,  as  may  be  practical   under  the  circumstances),    Landlord   may  (but  shall  not  be  obligated   to)  elect  to  perform   such  obligation   of Tenant  at Tenant's   sole  cost  and expense,   and  in the event  of such  performance   by Landlord,   Tenant  shall  pay  to Landlord   within  ten (10) days   of  written   demand   therefor   one  hundred   ten  percent   (110%)   of  Landlord's     actual   direct   and   indirect   costs   (including    interest, overhead,   general  conditions   and administration)    in performing   such  obligations   of Tenant.

ARTICLE  10 - ALTERATIONS,  ADDITIONS AND

IMPROVEMENTS

10.1          Landlord's     Work.    Landlord's    sole  construction   obligation  under  this Lease  is set forth  in the "Work   Letter"   attached hereto  as Exhibit  "C".

10.2          Landlord's      Consent;     Conditions.        Tenant   shall   not  make   or  permit   to   be  made   any  alterations,    additions,    or improvements    in or to the Premises   ("Alterations")      without   first  obtaining   the prior  written  consent   of Landlord,   which  consent   shall  be requested   in writing  not  less than  fifteen  (I5) business  days  prior  to the scheduled   and actual  commencement    of any work  therein.   All such Alterations   (i) shall  comply  with  all applicable   Laws,  (ii) shall  be compatible   (as determined   in good  faith  by Landlord)   with  the Building and  its  mechanical,    electrical,   heating,   ventilating,    air-conditioning,     and  life  safety   systems;   (iii) shall  not  interfere   with  the  use  and occupancy   of any other  portion  of the Building  or the Project  by any other  tenant  or their  invitees;  (iv) shall  not be visible  from  the exterior of the  Building   or from  any  Common   Areas;  and  (v) shall  not  affect  the  integrity  of the  structural   portions   of the  Building.    In  addition, Landlord   may  impose  as  a condition   to such  consent   such  additional   requirements   as Landlord   in its sole  discretion   deems  necessary   or desirable    including   without   limitation:     (A)  Tenant's    submission    to  Landlord,   for  Landlord's    prior   written   approval,   of  all  plans   and specifications    relating   to  the  Alterations;    (B)  Landlord's     prior   written   approval   of  the  time  or  times   when   the  Alterations    arc  to  be performed;   (C) Landlord's   prior  written  approval  of the contractors   and subcontractors   performing   work  in connection   with  the Alterations; CD) Tenant's   receipt  of all necessary   permits  and approvals   from  all governmental   authorities   having  jurisdiction   over the Premises   prior  to the construction   of the Alterations;   (E) Tenant's   written  notice  of whether  the Alterations   include  the Handling   of any Hazardous   Materials; (F) Tenant's    delivery   to Landlord   of such  bonds  and  insurance   as Landlord   shall  customarily   require;   (G) Tenant's   payment   to Landlord within  ten (10)  days  of written  demand  therefor   of all costs  and  expenses   incurred  by Landlord   because  of Tenant's   Alterations,   including but  not  limited   to  costs   incurred   in  reviewing    the  plans   and  specifications    for,  and   the  progress    of,  the  Alterations    and  Landlord's supervision   fee (which  shall  equal  ten percent  (10%)  of the cost of the Alterations   in question)   and (H) Tenant's   (and Tenant's   contractor's) compliance   with  such  construction   rules  and regulations   and building  standards   as Landlord   may  promulgate   from  time  to time.   All direct and indirect  costs  relating  to any  modifications,   alterations   or improvements    of the Project  or the Building,   whether  outside  or inside  ofthe Premises,   required   by any governmental   agency  or by Law  as a condition   or as the result  of any  Alteration   requested  or effected  by Tenant shall  be borne  by Tenant,   and in connection   therewith,   Landlord   may  elect  to perform  such  modifications,    alterations   or improvements    (at Tenant's   sole cost  and expense)  or require  such  performance   directly  by Tenant.

10.3          Performance      of Alterations     Work.     All  work  relating   to the  Alterations   shall  be performed   in compliance   with  the plans   and specifications    approved   by  Landlord,    all  applicable    laws,  ordinances,    rules,   regulations    and  directives   of  all  governmental authorities   having  jurisdiction    (including   without   limitation   Title  24 of  the  California   Administrative    Code)  and the  requirements   of  all carriers  of insurance   on the Premises   and  the Building,   the Board  of Underwriters,   Fire  Rating  Bureau,   or similar  organization.     All work shall  be performed   by Tenant  at Tenant's   sole  cost  and  expense  and shall  be prosecuted   to completion   in a diligent,  first  class  manner  and so as not  to interfere   with  any other  tenants or occupants   of the  Building.    Without  Landlord's    prior  written  consent,  which  Landlord   may withhold   in its sole  and  absolute  discretion,   Tenant   shall  not  use  any portion  of the  Common  Areas  in connection   with  the making  of any Alterations,   and  Tenant  shall  not modify  or alter  any  improvements    or components   of the Building   or the Project  outside  of the Premises. Upon  completion   of any  Alterations,   Tenant  agrees  to cause a timely  Notice  of Completion   to be recorded   in the office  of the Recorder  of the County  of San Diego  in accordance   with  the terms  of Section  3093  of the Civil  Code  of the  State  of California   or any successor   statute, end Tenant  shall  deliver  to the Building  management    office,  within  thirty  (30) days following  completion   of the Alterations,   a reproducible copy  of the "as  built"  drawings   of the Alterations   together   with  a CAD  file of the "as built"  documents   of the Alterations   (current  version of AutoCad).

[DBL:dbI/Maguire Properties ~ SDTC - YoNaturals Lease/I 064.002]            -11-

10.'1         Liens.    Tenant  shall  pay  when  due  all costs  for work  performed   and  materials   supplied   to the Premises.    Tenant  shall keep  Landlord,   the Premises   and  the  Project   free  from  all  liens,  stop  notices  and  violation   notices  relating  to the Alterations   or  any other work  performed   for,  materials   furnished   to  or  obligations    incurred   by  Tenant   and  Tenant   shall   indemnify,   defend   and  hold  harmless Landlord,   the Premises   and  the Project   of and  from  any  and  all loss,  cost, damage,   liability  and  expense,   including  attorneys'    fees,  arising out of or related  to any such  liens  or notices.    Tenant  shall  give  Landlord  not  less than  seven  (7)  business  days  prior  written  notice  before commencing   any  Alterations   in or about  the  Premises   to permit  Landlord   to  post  appropriate   notices  of  non-responsibility.      Tenant   shall also  secure,  prior  to commencing   any  Alterations,   at Tenant's   sole expense,  a completion   and lien  indemnity  bond  satisfactory   to Landlord for  such   work.    During   the  progress   of  such   work,  Tenant   shall,   upon  Landlord's     request,   furnish   Landlord   with  sworn   contractor's statements   and  lien waivers   covering   all work  theretofore   performed.    Tenant  shall  satisfy  or otherwise   discharge   all liens,  stop  notices  or other  claims   or  encumbrances    within   ten  (10)  days  after  Landlord   notifies   Tenant   in  writing   that  any  such  lien,  stop  notice,   claim  or encumbrance   has been  filed.   If Tenant  fails  to pay  and remove  such  lien, claim  or encumbrance    within  such  ten (10) day period,  Landlord, at  its election,   may pay  and satisfy  the same  and  in such event  the sums  so paid  by Landlord,   with  interest   from the date  of payment   at the Interest  Rate,  shall  be deemed  to be Additional   Rent  due and payable  by Tenant  at once  without  notice  or demand.

10.5        Surrender.    Except as provided in Section 7.3 and in this Section 10.5, upon expiration or earlier termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as when received at the inception of this Lease, subject to ordinary wear and tear.  All Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Alterations, in which event Tenant shall promptly remove prior to the date of such expiration or termination the Alterations designated by Landlord to be so removed and shall promptly restore, patch and repair any resulting damage, all at Tenant's  sole expense, failure  by Tenant to strictly comply with the provisions of this Section 10.5 shall constitute a failure of Tenant to validly surrender the Premises.  In the event of any failure of Tenant to perform its obligations under this Section 10.5, in addition to (and without prejudice to) any and all other remedies of Landlord, Landlord may use, apply or retain all or any part of the Security Deposit with respect to such failure.   All business and trade fixtures, machinery  and equipment, furniture, movable partitions,  wallcoverings, telecommunications equipment, data cabling and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Project caused by such removal.  If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of this Lease, Tenant shall be deemed to have abandoned the same, in which case Landlord may store the same at Tenant's expense (and Tenant shall pay Landlord the cost thereof upon demand), or appropriate the same for itself, and/or sell the same in its discretion, with no liability to Tenant.

ARTICLE 11 - INDEMNIFICATION      AND INSURANCE

1Ll         Waiver  of Liability  and  Indemnification.    Except to the extent expressly provided to the contrary herein, Tenant hereby waives all claims and causes of action against Landlord, its partners, advisors, mortgagees and ground lessors and each of their respective officers, managers, directors, employees, contractors, agents, successors and assigns (collectively, "Landlord  Parties")  for any damage to persons or property (including, without limitation, loss of profits and intangible property) in any way relating to Tenant's use and occupancy of the Premises.   Tenant shall indemnify, defend, protect and hold harmless Landlord and each of the Landlord Parties (except to the extent of the losses described below are caused by the gross negligence or willful misconduct of Landlord, its agents or employees), from and against:

(a)   any and all claims,  losses, damages, obligations, liabilities, costs and expenses (including but not  limited to reasonable attorneys' fees and legal costs) (collectively, "Claims,  Damages and Costs") which arises out of, is occasioned by or is in any way attributable to (i) the use or occupancy of the Premises or any portion of the Project by Tenant, (ii) or the acts or omissions of Tenant or any Tenant Party or (iii) any default of this Lease by Tenant.

(b)   any and all environmental damages which arise from: (i) the Handling by Tenant or any other Tenant Party of any Hazardous Materials, or (ii) the breach by Tenant of any of the provisions of Section 7.3 of this Lease.  For the purpose of this Lease, "environmental   damages"  means (X) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Premises or any portion of the Project, damages for the loss of or restriction on usc of rentable space, and from any adverse impact of Landlord's marketing of space); (Y) all sums paid for settlement of claims, reasonable attorneys' fees, consultants'  fees and experts' fees; and (Z) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling by Tenant or any other Tenant Party of any Hazardous Materials, necessary for Landlord to make full economic use of the Premises.

11.2        Property  Insurance.

11,2.1     At all times during the Term of this Lease, Tenant shall procure and maintain, at its sale expense, "All-Risk" (and at Landlord's  option earthquake, earthquake sprinkler leakage and/or flood) property insurance, in an amount not  less than one hundred percent (100%) of replacement cost covering (i) all leasehold and tenant improvements in and to the Premises (including, without limitation, any existing leasehold improvements, the Tenant Improvements (as defined in the Work Letter), and any Alterations); (ii) all floor and wall coverings; and (iii) Tenant's  office furniture, business and personal trade fixtures, equipment, furniture system and other personal property from time to time situated in the Premises.  The proceeds of such insurance shall be used for the repair and replacement

[DBL:dbI/Maguire Properties - SDTC - YoNaturals Lease!I064.002]            -12-

of the  properly   so insured,   except  that if not  so applied   or if this  Lease  is terminated   following   a casualty,   the  proceeds   applicable   to the leasehold  improvements    shall  be paid  (0  Landlord  and the proceeds   applicable   to Tenant's   personal   property  shall  be paid  to Tenant.

11.2.2       At all times  during  the Term  of this Lease,  Tenant  shall  procure  and maintain   business   interruption   insurance in such  amount  as will  reimburse   Tenant  for  direct  or  indirect  loss  of earnings   attributable   to all perils  insured  against  in Section  11.2.1  for a period  of not less than  twelve  (12) months.

11.3          Liability   Insurance.

11.3.1       At  all  times  during  the  Term  of  this  Lease,   Tenant   shall  procure   and  maintain,   at  its  sole  expense   for  the protection   of  Landlord   and  Tenant,   commercial    general   liability   insurance   applying   to  the  use  and  occupancy    of  the  Premises   and  the business  operated  by Tenant.    Such  insurance   shall have  a minimum   combined   single  limit of liability  of at least  $1,000,000   per occurrence and  a general   aggregate   limit  of  at least  $2,000,000,   and  Tenant  shall  provide   in addition   excess  liability   insurance   on  a following   form basis,  with  overall  limits  of at least  $5,000,000.    All  such  policies   shall  be written  to apply  to all bodily  injury  (including   death),  property damage   and  personal    injury   losses,  shall   include   blanket   contractual    liability,   broad   form  property    damage,   independent    contractor's

coverage,   completed   operations,    products   liability,   cross   liability   and  severance of  interest   clauses,   and  shall  be  endorsed   to  include

Landlord   and  Landlord's    agents, beneficiaries,   partners,   employees,   and  any  Holder   (defined   in Section  18.1)  of  any  Security   Document

(defined   in Section  18.1) designated   by Landlord  as additional   insureds.

11.3.2       At  all  times  during   the  Term  of  this  Lease,  Tenant   shall  procure   and  maintain,   at  its sole  expcnse   for  the protection   of Landlord   and Tenant,  primary  automobile   liability  insurance   with  limits  of not  less than  $1,000,000   per  occurrence   covering owned,  hired  and non-owned   vehicles  used  by Tenant.

11.3.3       Prior  to the  sale,  storage,   use  or  giving  away  of  alcoholic   beverages   on  or  from  the  Premises   by  Tenant  or another  person,  Tenant,  at its own  expense,  shall  obtain  a policy  or policies   of insurance   issued  by a responsible   insurance   company  and  in a  form  acceptable    to  Landlord    saving  harmless   and  protecting Landlord    and  the  Premises   against   any  and  all  damages,   claims,   liens, judgments,   expenses  and costs,  including   actual  attorneys'   fees,  arising  under  any present  or future  law, statute,  or ordinance   of the State  of California   or  other  governmental    authority   having  jurisdiction    of  the  Premises,    by  reason   of  any  storage,   sale,  use  or  giving   away  of alcoholic   beverages on  or  from  the  Premises.     Such   policy  or  policies   of  insurance   shall  have  a  minimum    combined    single   limit  of

$3,000,000   per  occurrence   and  shall  apply  to bodily   injury,  fatal  or  nonfatal;   injury  to means  of  support;   and  injury  to property   of  any person.    Such  policy  or policies  of insurance   shall  name the Landlord   and  its agents,  beneficiaries,   partners,   employees   and  any Holder  of any Security  Document   designated   by Landlord  as additional   insureds.

11.3.4       At  all  times   during   the  Term  of  this  Lease,   Tenant   shall  procure   and  maintain    Workers'    Compensation

Insurance   in accordance   with  the laws  of the  State  of California,   and  Employer's    Liability  insurance   with  a limit  not  less  than  $1,000,000

Bodily   Injury Each  Accident;   $1,000,000   Bodily   Injury  By  Disease   - Each  Person;   and  $1,000,000   Bodily   Injury   By  Disease   - Policy

Limit.

11.4          Policy   Requirements.      All  insurance   required   to  be  maintained   by  Tenant   shall  be  issued   by  insurance   companies authorized   to do  insurance   business  in the  State  of California   and  rated  not  less  than  A:X  in Best's   Insurance   Guide.   All  such  insurance policies   shall  be written  as primary  policies,   not  excess  or  contributing    with  or  secondary   to any  other  insurance   as may  be available   to Landlord   or to the additional   insureds.   A certificate   of insurance   (or,  at Landlord's    option,  copies  of the applicable   policies)   evidencing   the insurance   required  under  this Article  11 shall  be delivered   to Landlord   not  less than thirty  (30) days  prior  to the  Commencement    Date.   No such  policy  shall  be subject   to cancellation   or modification   without  thirty  (30) days  prior  written  notice  to Landlord   and  to any Holder  of any  Security   Document   designated   by  Landlord   and  such  policy   shall  be  endorsed   to provide   that  the  insurer   thereunder   shall  provide Landlord   with  written   notice  of any failure  by Tenant  to pay  any premium   thereunder   when  due  and  such  failure  continues   for a period  of ten (10) days  after  such  date.   Tenant  shall  furnish  Landlord   with a replacement   certificate   with respect  to any  insurance   not less than  thirty (30)  days  prior  to  the  expiration   of the  current   policy.    Tenant  shall  have  the  right  to provide   the  insurance   required   by  this  AI1icIe  I I pursuant   to blanket  policies,   but only  if such  blanket  policies  expressly   provide  coverage  to the Premises   and  the  Landlord   as required   by this Lease  without  regard  to claims  made  under  such policies  with respect  to other  persons.

11.5        Waiver    of Subrogation.       Notwithstanding     any  provision   of  this  Article   II   to  the  contrary,   if Landlord's    insurance policies  with  respect  to the Premises,  the Building  or the Project  permit  a waiver  of subrogation,   Landlord   hereby  waives  any and all rights of recovery   against   Tenant  for or  arising  out of  damage  to,  or destruction    of, the  Premises,   the Building   or  the Project   from  causes  then

included   under   standard   "All-Risk"    insurance   policies   or  endorsements;    provided,   however,   that  such   waiver   of  subrogation    shall  be limited  exclusively    to  insurance   proceeds   actually   received   by Landlord   for  such  damage   or  destruction.     If  Tenant's    insurance   policies with  respect  to the Premises   permit  a waiver  of subrogation,   Tenant  waives  any  and  all rights  of recovery   against   Landlord   for  or  arising out  of  damage   to  or  destruction   of,  any  property   of  Tenant,   from  causes  then  included   under  standard   "All  Risk"  insurance   policies   or endorsements.     Tenant  represents   that its present  insurance  policies  now  in force  permit  such waiver.   If at any time  during  the Term  of this Lease  (i) either  party  shall give  less than  five (5) days'  prior  written  notice  to the other  party  certifying  that  any  insurance   carrier  which  has issued  any  such  policy  shall  refuse  to consent   to the aforesaid   waiver  of  subrogation,   or  (ii) such  insurance   carrier  shall  consent   to such waiver  only  upon  the payment  of an additional   premium  (and  such  additional   premium   is not  paid  by the other  party  hereto),   or (iii) such insurance  carrier  shall revoke  a consent  previously   given or shall  cancel  or threaten  to cancel  any policy  previously   issued  and then  in force and  effect,  because  of  such  waiver  of subrogation,   then,  in any of  such  events,  the  waiver  of subrogation   contained   herein  shall  thereupon

[DBL:dbllMaguire Properties - SDTe -  YoNaturals Lease/I 064.002]             -13-

be of no further  force  or effect  as to the loss,  damage   or destruction   covered  by such  policy.    ff, however,   at any time  thereafter,   a consent to such waiver  of subrogation   shall  be obtainable   without  a substantial   additional   premium  from  any  existing  or substitute   insurance  carrier, the waiver  hereinabove   provided   for shall  again  become  effective.

11.6        Failure    to Insure.      If  Tenant   fails  to  maintain   any  insurance   which  Tenant   is  required   to  maintain   pursuant   to  this Article   11, Tenant  shall  be liable  to Landlord   for  any  loss  or cost  resulting   from  such  failure  to maintain.   Landlord   shall have  the  right,  in its sole  discretion,   to procure  and  maintain   such  insurance   which  Tenant  is required   to maintain   hereunder   and  the  cost  thereof   shall  be deemed   Additional   Rent  due  and  payable   by  Tenant.   Tenant   may  not  self-insure   against   any  risks  required   to  be  covered  by  insurance provided   by Tenant  hereunder.

11.7        Miscellaneous.    Landlord    makes   no  representation    that  the  insurance   coverage   specified   to  be  carried   by  Tenant pursuant   to this Article 11 is adequate  to protect  Tenant  against  Tenant's   undertaking   under  the terms  of this Lease  or otherwise,   and in the event  Tenant  believes  that  any such  insurance   coverage   called  for under this  Lease  is insufficient,   Tenant  shall  provide,  at its own  expense, such  additional   insurance  as Tenant  deems  adequate.    Tenant  shall  not keep,  use, sell  or offer  for  sale  in or upon  the  Premises  any  article

which   may  be  prohibited   by  any  insurance   policy   periodically    in  force  covering   the  Premises,   the  Building   or  the  Project.     If any  of

Landlord's    insurance   policies  shall  be cancelled   or cancellation    shall  be threatened   or the coverage   thereunder   reduced  or threatened   to be reduced   in any  way  because   of the  use  of the  Premises   or any  part  thereof   by Tenant   or  any  assignee,   subtenant,   licensee   or  invitee  of Tenant   and,  if Tenant fails  to  remedy   the  condition   giving  rise  to  such  cancellation,    threatened    cancellation,    reduction   of  coverage,   or threatened   reduction  of coverage,  within  48 hours  after  notice  thereof,  Landlord   may, at its option,  either  terminate   this Lease  or enter  upon the  Premises   and  attempt   to  remedy   such  condition,    and  Tenant   shall  promptly   pay  the  cost  thereof   to  Landlord    as  Additional   Rent. Landlord   shall  not be liable  for any damage   or injury  caused  to any  property  of Tenant  or of others  located  on the Premises  resulting   from such  entry.    If Landlord   is unable,  or elects  not to remedy  such  condition,   then  Landlord  shall  have  all of the remedies   provided   for in this Lease  upon  the occurrence   of an Event  of Default.    Tenant  shall  not do or permit  to be done  any act  or things  upon  or about  the Premises, the Building  or (he Project,  which  will (i) result  in the assertion  of any defense  by the insurer  to any claim  under,  (ii)  invalidate  or (iii) be in conflict  with,  the insurance  policies  of Landlord   or Tenant  covering  the Project,  the Building,  the Premises  or fixtures  and property  therein, or which  would  increase  the rate of fire  insurance   applicable  to the Building  or the Project  to an amount  higher  than  it otherwise   would  be; and Tenant   shall  neither  do nor  permit  to be done  any  act or thing  UPOII   or about  the Premises,   the  Building   or  the Project  which  shall  or might  subject  Landlord   to  any liability   or  responsibility    for  injury  to any  person  or persons   or  to  property.    If,  as  a result  of  any  act  or omission   by or on the part of Tenant  or violation   of this Lease,  whether  or not  Landlord  has consented   to the same,  the rate of "All  Risk"  or other  type  of insurance  maintained   by Landlord   on or with  respect  to the Project  or the Building   and  fixtures  and  property   therein,   shall  be increased   to  an  amount   higher   than  it otherwise    would   be,  Tenant   shall  reimburse   Landlord   for  all  increases   of  Landlord's    insurance premiums   so  caused  within   ten  (10)  days  after  delivery   of  written   demand  therefor   by  Landlord.     In any  action   or proceeding   wherein Landlord   and Tenant  are parties,  a schedule   or "make-up"   of rates  for the Project,  the Building   or the Premises   issued  by the body  making fire  insurance   rates or established   by insurance   carrier  providing   coverage  for the Project,  the Building  or the Premises   shall be presumptive

evidence   of  the  facts  stated  therein  including   the  items  and  charges  taken  into  consideration    in fixing  the  "All  Risk"  insurance   rate  then applicable   to the Project,  the Building  or the Premises.

ARTICLE  12" DAMAGE OR DESTRUCTION

12.1          Repair   of the  Premises;    Rental   Abatement.      Tenant  shall  promptly  notify  Landlord   in writing  (a "Damage    Notice") of  any  casualty   event,  damage   or  condition   to  which   this  Article   12 is or  may  be  applicable   (a  "Casualty").       Landlord   shall,  within   a reasonable   time  after  the  discovery   by  Landlord   of  any  damage   resulting   from  any  Casualty,   subject   to reasonable    delays  for  insurance adjustment    or  other  matters  beyond   Landlord's    reasonable   control,   and  subject   to all  other  terms   of  this  Article    12, begin  to  repair  the damage   to  the  damage  to  the  Building   resulting   from  such  Casualty   and  proceed   with  reasonable    diligence   to  restore  the  Building   (the "Restoration")       to substantially    the  same  condition   as  existed   immediately    before   such  Casualty,    except   for  modifications    required   by applicable  Laws  or covenants,  conditions   and restrictions,   and modifications   that are deemed  desirable   in good  faith  by Landlord;   provided, however,   that   Landlord    shall   not  be  required   to  repair   or  replace   any  of  the  Alterations,    furniture,    equipment,    fixtures,   and   other improvements    or personal   property  which  may  have  been  placed  by, or  at the request  of, Tenant  or  other  occupants   in the Building   or the Premises,   all of which  shall  be promptly  repaired,   restored  or replaced  by Tenant;  provided  that  Landlord   shall  have  the right to elect  (in  its sole  discretion)   to restore  the leasehold   improvements    in the Premises,   and  if Landlord   so elects  to restore  such  leasehold   improvements, Tenant shall  assign  to Landlord  (or to any party  designated   by Landlord)   all insurance   proceeds   payable  to Tenant  under  Tenant's   insurance required  under  this  Lease  with  respect  to the  leasehold   improvements    in the  Premises   (and  of the  cost  of the  restoration   of the  leasehold improvements    in the Premises  exceeds   the amount  of insurance   proceeds  received  by Landlord   from  Tenant's   insurance   carrier,  tile excess cost  shall  be paid  by Tenant  to Landlord   prior  to Landlord's    repair  of the  damage,   or at Landlord's    election,   at any  later  time  following Landlord's    discovery   of  any  insufficiency    of  such   insurance    proceeds).      Landlord    shall   have   no  liability   for  any   inconvenience     or annoyance   to Tenant  or injury  to Tenant's   business   as a result  of any  Casualty,  or the Restoration,   regardless   of the cause  therefor.    If any Casualty   causes  Material   Premises Damage,   then  Base  Rent  and  Additional   Rent  payable   under  Article  4 shall  abate  if and  to the extent Tenant  ceases  to  occupy  a material  portion   of  the  Premises   that  was  rendered   unfit  for  occupancy   as a result  of  such  Material   Premises Damage,   for the period  of time commencing   on the date  Tenant  actually  vacates  such  material  portion  of the Premises   and continuing   until the Restoration   of the Material   Premises   Damage   is substantially   completed   (as  determined   by Landlord's    architect);   provided,   however, that  such   abatement   shall  be  limited   to  the  proceeds    of  rental   interruption insurance   proceeds    with  respect   to  the  Premises   and  such Casualty   collected   by  Landlord.    "Material     Premises    Damage"    shall  exist  if any  material   portion   of  the  Premises   is rendered   unfit  for occupancy   or non-accessible as a result  of material  damage  (by Casualty)   to the Premises   and/or  to portions  of the  Common  Areas  that  are required  for access  to the Premises

[DBL:dbllMaguire Properties - SDTC - YoNaturals Lease/1064.002]             -14-

12.2          Exceptions     to  Landlord's       Obligations.       Notwithstanding     anything    to  the   contrary   contained    in  this  Article    12, Landlord   shall  have  no  obligation   to  perform   the  Restoration   and  shall  have  the  right  to  terminate   this  Lease  in any  case  where  (a) any portion  of the Premises  or any  material   portion  of the Building  is damaged   and  (b) (i) Landlord   estimates   in good faith  that  the Restoration cannot  reasonably   be completed   (without   the payment  of overtime)  within  one hundred   eighty  (180)  days  of Landlord's   actual  discovery   of such  damage,  (ii) the Holder of any Security Document requires the application of any insurance proceeds with respect to such Casualty to be applied to the outstanding balance of the obligation secured by such Security Document, (iii) the cost of such Restoration is not fully covered by insurance proceeds available to Landlord and/or payments received by Landlord from tenants, (iv) Tenant shall be entitled to an abatement of rent under this Section 12 for any period of time in excess of thirty-three percent (33%) of the remainder of the Term, or (v) such Casually occurs (or Landlord discovers the damage relating thereto) at any time within the last eighteen (18) months of the then applicable Term (disregarding Extension Terms if any).  Such right of termination shall be exercisable by Landlord by delivery of written notice to Tenant at any time following the Casualty until forty-five (45) days following the later of (X) delivery of the Damage Notice or (Y) Landlord's discovery or determination of any of the events described in clauses (i) through (v) of the preceding sentence and shall be effective upon delivery of such notice of termination (or if Tenant has not vacated the Premises, upon the expiration of thirty (30) days thereafter).

12.3        Waiver.   Landlord and Tenant agree that the provisions of this Article 12 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any and all damage to, or destruction of, all or any portion of the Premises 01'  the Project, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, as amended from time to time).

ARTICLE  13 - CONDEMNATION

13.1        Taking.   If the whole or a material portion of the Premises, the Project or the Building shall be taken under the power of eminent domain, or sold to prevent the exercise thereof (collectively, a "Taking"),  this Lease shall automatically terminate as of thc earlier of the date of transfer of title resulting from such Taking or the date of transfer of possession resulting from such Taking (the "Taking Date").  In the event of a Taking of such portion of the Premises, the Project or the Building as shall, in the opinion of Landlord, substantially interfere with Landlord's  operation thereof, Landlord may terminate this Lease upon thirty (30) days written notice to Tenant given at any time within sixty (60) days following the Taking Date.

13.2        Restoration  of Premises.   If a portion of the Premises is so taken and this Lease is not terminated, Landlord shall, with reasonable diligence, proceed to restore (to the extent permitted by Law and covenants, conditions and restrictions then applicable to the Project) the Premises (other than Tenant's  personal property and fixtures, and tenant improvements not constituting Building Standard Installations) to a complete, functioning unit, to the extent of the condemnation award received by Landlord.  In such case, the Base Rent shall be reduced proportionately based on the portion of the Premises so taken.

13.3        Award.   In the event of any Taking, the entire award for such taking shall belong to Landlord, except that Tenant shall be entitled to independently pursue a separate award relating to the loss of, or damage to, Tenant's personal property and trade fixtures and Tenant's relocation costs directly associated with the taking. Except as provided herein, Tenant shall not assert any claim against Landlord or the condemning authority for, and hereby assigns to Landlord, any compensation in connection with any such Taking, and Landlord shall be entitled to receive the entire amount of any award therefor, without deduction for any estate or interest of Tenant.

13.4        Temporary   Taking.   No temporary Taking shall terminate this Lease or entitle Tenant to any abatement of the Rent payable to Landlord under this Lease; provided, further, that the portion of any award for such temporary Taking that is allocable to the Premises shall belong to Tenant to the extent that the award applies to any time period during the Term of this Lease and to Landlord to the extent that the award applies to any time period outside the Tenn.

13.5        Exclusive Remedy.   This Article 13 shall be Tenant's  sole and exclusive remedy in the event of a Taking.  Each party hereby waives the provisions of Sections 1265.130 and 1265.150 of the California  Code of Civil Procedure and the provisions of any successor or other law of like import.

ARTICLE  14 - RELOCATION

Landlord shall have the right, in its sole discretion, upon not less than thirty (30) days prior written notice to Tenant, to relocate Tenant and to substitute for the Premises described above to other space in the Project containing at least as much rentable area as the Premises described in Item 2 of the Basic Lease Provisions.  If Tenant is already in occupancy of the Premises, then Landlord shall also reimburse Tenant for Tenant's  reasonable moving and telephone relocation expenses and for reasonable quantities of new stationery upon submission to Landlord of receipts for such expenditures incurred by Tenant,

ARTICLE  15 - ASSIGNMENT  AND SUBLETTING

15.!         Restricted;  Permitted  Transfers.

[DBLdbl/Maguire Properties -  SDTe - YoNaturals Lease/1064.002)            -15-

(

15.1.1     Except as provided in Section 15.1.2 below, without the prior written consent of Landlord, Tenant shall not, either involuntarily or voluntarily or by operation of law or otherwise, assign, mortgage, pledge, hypothecate, encumber or permit any lien to attach to, or transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or pC1111tiht e Premises to be occupied by anyone other than Tenant or Tenant's employees (each a "Transfer"   and any person or entity 10 whom a Transfer is made or sought to be made is referred to herein as a "Transferee").   Any Transfer in violation of the provisions of this Article 15 shall be void and, at Landlord's option, shall constitute an Event of Default.  For purposes of this Lease, the term "Transfer"   shall also include a direct or indirect transfer, assignment, pledge, or hypothecation of a Controlling (defined below) interest in Tenant.  "Control"  or "Controlling" means the possession, direct or indirect, of the power to direct or cause the direction of tile management and policies of a person or entity, or ownership of any sort. Notwithstanding anything contained in this Article 15 to the contrary, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for lise, occupancy or utilization of the Premises which provides for rental or other payment for such lise, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void.

15.1.2     Notwithstanding the foregoing, Tenant  shall, upon not less than ten (10) business days written notice to Landlord (along with any relevant information as may be required hereunder), be permitted, without Landlord's prior written consent (and without being subject to Sections 15.2, 15.3, 15.4 and 15.5 below), to assign this Lease to a Successor (defined below) (a "Permitted Transfer")   on the condition that the person or entity to which such Permitted Transfer is made (a "Permitted  Transferee")   is (i) of an equal or greater financial worth as Tenant as of the date of such Permitted Transfer, (ii) of a character consistent with Landlord's first class standard for tenants of the Project, and (iii) assumes all of Tenant's  rights and obligations hereunder.  "Successor"  means (A) an entity which is the result of a conversion of Tenant from a corporation to a different form of entity (such as a limited liability company or other entity form) recognized by, and qualified to do business in, the State of California, (B) any successor corporation or other entity resulting from a merger, consolidation, acquisition or other action to Tenant, or (C) a person or entity that purchases all or substantially all of Tenant's or Tenant's  parent company's assets.  Any Permitted Transferee shall assume in writing all of Tenant's  obligations under this Lease, and notwithstanding any Permitted Transfer.

15.2        Notice to Landlord.   If Tenant desires to Transfer this Lease or any interest herein, then at least twenty (20) business days (but no more than one hundred eighty (180) days) prior to the effective date of the proposed Transfer, Tenant shall submit to Landlord a written request (a "Transfer   Notice") for Landlord's consent, which notice shall include:

15.2.1     A statement containing (i) the name and address of the proposed Transferee; (ii) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information and materials (including, without limitation, credit reports, business plans, operating history, bank and character references) required by Landlord to assist Landlord in reviewing the financial responsibility, character, and reputation of the proposed Transferee; (iii) the nature of such Transferee's  business and proposed use of the Premises; (iv) the proposed effective date of tile Transfer; (v) a description of the portion of the Premises subject to the proposed Transfer; (vi) all of the principal terms of the proposed Transfer (including a calculation of the Transfer Profits (defined below»;  and (vii) such other information or materials as Landlord  may reasonably request (provided,  that if Landlord requests such additional information or materials, the Transfer Notice shall not be deemed to have been received until Landlord receives such additional materials).

15.2.2     Four (4) originals of the proposed assignment or sublease or other Transfer on a form approved by Landlord and four (4) originals of the Landlord's Consent to Sublease or Assignment and Assumption of Lease and Consent executed by Tenant and the proposed Transferee.

15.2.3     If Tenant modifies any of the terms and conditions relevant to a proposed Transfer specified in the Transfer Notice such that Landlord would be entitled to withhold its consent to such Transfer under Section 15.4, Tenant shall re-submit such Transfer Notice to Landlord for its consent pursuant to all of the te1111aSnd conditions of this Article 15.

15.3        Landlord's   Recapture  Rights.   At any time within twenty (20) business days after Landlord's  receipt of all (but not less than all) ofthe  information and documents described in Section 15.2, Landlord may, at its option, in its sole and absolute discretion, by written notice to Tenant, elect to: (i) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (ii) take an assignment  of this Lease  upon the same terms  as those offered to  the proposed assignee; or  (iii) terminate  this Lease  in its entirety or  as to  the  portion  of  the Premises subject to  the  proposed  Transfer, with a proportionate adjustment in the Rent payable hereunder if this Lease is terminated as to less than all of the Premises. If Landlord does not exercise any of the options described in the preceding sentence, then, during the above-described twenty (20) business day period, Landlord shall either consent or deny its consent to the proposed Transfer,

15.4        Landlord's   Consent;  Standards.

15.4.1     Subject  to  the  provisions  of  Section 15.3, Landlord's  consent  to  any  proposed  Transfer  shall  not  be unreasonably withheld; provided, however, that in addition to any other grounds available hereunder or under applicable Law for properly withholding consent  to  such proposed Transfer, Landlord's  consent with  respect thereto shall  be deemed  reasonably withheld  if in Landlord's good faith judgment: (i) the proposed Transferee does not have the financial strength (taking into account all of the Transferee's other actual 01' potential obligations and liabilities) to perform its obligations with respect to the proposed Transfer (or otherwise does not

[DBL:dbIJMaguireProperties - SDTe -  YoNaturals Lease/I 064.002]             -16-

('                                                                                           (

satisfy Landlord's  standards for financial standing with respect to tenants under direct leases of comparable economic scope); (ii) the business and operations of the proposed Transferee are not of comparable quality to the business and operations being conducted by direct tenants of Landlord in the Project; (iii) the proposed Transferee intends to lease any part of the Premises for a purpose not permitted under this Lease; (iv) either the proposed Transferee, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed Transferee occupies space in the Project or has negotiated with Landlord (or any affiliate of Landlord) within the preceding one hundred eighty (180) days (or is currently negotiating with Landlord (or any affiliate of Landlord» to lease space in the Project; (v) the proposed Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Project as evidenced by the parameters consistently applied in Landlord's direct leasing activities; (vi) the use of the Premises, the Building or the Project by the proposed Transferee would, in Landlord's judgment, significantly increase the pedestrian traffic in and out of the Building and/or the Project, would generate increased loitering in Common Areas, would increase security risk, or would require any alterations to the Building or the Project to comply with applicable Laws; (vii) the proposed Transfer would result in more than three subleases per each full floor of the Premises being in effect at anyone  time during the Term; (viii) the Holder of any Security Document (as such terms are defined below) consent to such Transfer is required fails to consent thereto; (ix) at the time Tenant delivers the Transfer Notice, there is then in effect an uncured Event of Default; (x) the terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar rights held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); (xi) the proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party or would give an occupant of the Project a right to cancel or modify its lease; (xii) the proposed Transfer would be on economic terms (based upon effective rental rates) more favorable to the Transferee than the economic terms then being accepted by Landlord for comparable direct leasing transactions in the Project; or (xiii) the proposed Transferee has the power of eminent domain, is a governmental agency or an agency or subdivision of a foreign government,

15.4.2     Notwithstanding anything to the contrary in this Lease, if Tenant  or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent or otherwise acted in a manner not permitted under this Article 15, then the sole remedy of Tenant and such proposed Transferee if such claim is determined by a court of competent jurisdiction to be successful shall be a declaratory judgment and an injunction for the relief sought without any monetary damages or other monetary relief.  Tenant and each proposed Transferee hereby waive to the maximum extent permitted by Law any and all other remedies, including, without limitation, any right at law or equity to terminate this Lease with respect to any such claim.  Tenant shall indemnify, defend, protect and hold harmless Landlord from any and all Claims, Damages and Costs involving or asserted by any third party or parties (including, without limitation, Tenant's  proposed Transferee and any broker representing Tenant and/or such Transferee) claiming they were damaged by Landlord's wrongful  withholding  or  delaying  of  Landlord's   consent  to  such  proposed Transfer  or  other  breach  of  this  Article  15.   Tenant acknowledges that Tenant's rights under this Article 15 satisfy the conditions set forth in Section 1951.4 of the California Civil Code with respect to the availability to Landlord of certain remedies for a default by Tenant under this Lease.

15.5        Transfer  Profits.   Subject to the provisions of this Article 15, if Landlord consents to any Transfer, Tenant shall pay to Landlord  fifty percent  (50%)  of any Transfer  Profits  (defined  below).   "Transfer   Profits"   means all  rent,  additional rent or  other consideration paid by or on behalf of such Transferee in connection with the Transfer in excess of Base Rent and Additional Rent payable by Tenant under this Lease during the Term of the Transfer.   Tenant shall provide Landlord with a detailed statement setting forth the calculation of any Transfer Profits Tenant either has or will derive from such Transfer.  In addition, Landlord or its representative shall have the right at all reasonable times to audit the books and records of Tenant with respect to the calculation of the Transfer profits. If such inspection reveals that the amount of Transfer Profits paid to Landlord was incorrect, then within ten (10) days of Tenant's receipt of the results of such audit, Tenant shall pay Landlord the deficiency and the cost of Landlord's audit.

15.6        Landlord's   Costs.   With respect to each Transfer proposed to be consummated by Tenant, whether or not Landlord shall grant consent, Tenant shall pay all of Landlord's  review and processing fees, and costs, as well as any reasonable professional, attorneys', accountants', engineers' or other consultants' fees incurred by Landlord relating to such proposal Transfer within ten (10) days after written request by Landlord.

15.7        Continuing  Liability  of Tenant.    Notwithstanding the consummation or attempted consummation of any Transfer under this Article  15, Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of ally Transferee, other than Landlord, that violates the terms of this Lease shall be deemed a violation of this Lease by Tenant. If any Transferee defaults beyond applicable cure and grace periods in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting its remedies against such Transferee.   Landlord may consent to subsequent Transfers of this Lease with Transferees of Tenant, upon notice to Tenant, but without obtaining its or their consent thereto, and such action shall not relieve Tenant of its liability under this Lease.

15.8        Non-Waiver.   The consent by Landlord to any Transfer shall not relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Article 15, to any further Transfer.  In the event of a Transfer, Landlord may collect rent from the Transferee without waiving any rights hereunder and collection of the rent from a person other than Tenant shall not be deemed a waiver of any of Landlord's rights under this Article 15, an acceptance of Transferee as Tenant, or a release of Tenant from the performance of Tenant's Obligations under this Lease.

[OBL:dbllMaguirPeroperties- SOTe - YoNaturalsLease/I 064.002}         -17-

ARTICLE     16 - DEFAULT    AND  REMEDIES

16.1          Events   of Default   By Tenant.  The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant (an "Event of Default"):

16.1.1     Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within three (3) days of notice that the same is due, which notice shall be in lieu of any notice required under California Code of Civil Procedure Section [161 or any similar or successor law.

16.1.2     The abandonment of the Premises by Tenant, or the vacation of the Premises by Tenant for a period of ten (l0)  consecutive days (with or without the payment of Rent), or the failure of Tenant to take occupancy of the Premises within thirty (30) days of the Commencement Date, it being agreed that the fact that any of Tenant's Property remains in the Premises shall not be evidence that Tenant has not vacated or abandoned the Premises.

16.1.3     Any failure by Tenant to execute and deliver any statement 01' document described in Articles  18 and 22 requested by Landlord within the time periods specified therein, where such failure continues for three (3) days after delivery of written notice of such failure by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and 1I0t  in addition to, any notice required under Section 1161 et seq., of the California Code of Civil Procedure.

16.1.4     The failure by Tenant to observe or perform any other provision of this Lease to be observed or performed by Tenant, other than those described in Sections 16.1.1, 16.1.2 and 16.1.3 above, if such failure continues for twenty (20) days (except where a different period of time is specified in this Lease, in which case such different time period shall apply) after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the twenty (20) day period, no default shall exist if Tenant commences the curing of the default within the twenty (20) day period and thereafter diligently prosecutes the same to completion.  The twenty (20) day notice described herein shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure or any other law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

16.1.5     The making or furnishing by Tenant of any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is false or misleading in any material respect when made or furnished.

16.1.6     The assignment, subletting or other Transfer, or any attempted assignment, subletting or other Transfer, of this Lease in violation of Article  15.

16.1.7     Any instance whereby Tenant or any general partner of Tenant shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due or admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of the Bankruptcy Code, be adjudicated an insolvent, file a petition seeking for itself any reorganization, composition, readjustment, liquidation, dissolution or similar arrangement under the Bankruptcy Code or any other present or future similar statute, law, rule or regulation, or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiesce in the appointment of a trustee, receiver, custodian or other similar official for it or of all or any substantial part of its assets or properties, or take any action looking to its dissolution or liquidation.

16.1.8     Any instance whereby a case, proceeding or other action shall be instituted against Tenant or any general partner of Tenant seeking the entry of an order for relief against Tenant or any general partner thereof as debtor, to adjudicate Tenant or any general partner thereof as a bankrupt or insolvent, or seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Tenant or any general partner thereof under the Bankruptcy Code or any other present or future similar statute, law, rule or regulation, which case, proceeding or other action either results in such entry, adjudication or issuance or entry of any other order or judgment having a similar effect, or remains undismissed for 60 days, or within 60 days after the appointment (without Tenant's or such general partner's  consent) of any trustee, receiver, custodian or other similar official for  it or such general partner, or of all or any substantial part of its or such general partner's assets and properties, such appointment shall not be vacated.

16.1.9     The appointment of a receiver, trustee or custodian to take possession of all or any substantial portion of the assets  of Tenant,  or the  formation  of any committee  of Tenant's  creditors,  or  any class thereof,  for the purpose  of  monitoring  or investigating the financial affairs of Tenant or enforcing such creditors' rights.

16.1.10   The default  by  any guarantor of Tenant's  obligations  hereunder under  any guaranty of this  Lease,  the attempted repudiation or revocation of any such guaranty or the participation by any such guarantor in any other event described in this Section 16.1 (as if this Section 16.1.10 referred to such guarantor in place of Tenant).

[DBL:dbllMaguire Properties - SDre - YoNaturals Lease!l064.002)             -18-

16,2          Landlord's      Right   To  Terminate     Upon   Tenant    Default.      In  the  event   of  any  default   by  Tenant   as  provided   in Section  16.1 above,  Landlord   shall  have the right  to terminate   this Lease  and recover  possession   of the Premises   by giving  written  notice  to Tenant  of Landlord's    election  to terminate   this Lease,  in which  event  Landlord   shall be entitled  to receive  from Tenant:

plus

16.2.1       The  worth  at the time  of award  or any  unpaid  Rent  which  had  been  earned  at the  time  of such  termination;

16.2.2       The  worth  at the time of award  of the  amount  by  which  the unpaid  Rent  which  would  have  been  earned  after termination   until  the lime of award  exceeds  the amount  of such  rental  loss Tenant  proves  could  have  been reasonably   avoided;   plus

16.2.3       The  worth  at the time  of award  of the amount  by which  the unpaid  Rent  for the balance  of the Term  after  the lime of award  exceeds  the amount  of such  rental  loss that Tenant  proves  could  be reasonably   avoided;  plus

16,2.4       Any  other  amount  necessary   to  compensate   Landlord   for  all  the detriment   proximately    caused  by Tenant's failure  to perform   its obligations   under  this Lease  or which  in the ordinary  course  of things  would  be likely  to result  therefrom;   and

16.2.5       At Landlord's    election,  such other amounts   in addition  to or in lieu of the foregoing   as may  be permitted   from time to time  by applicable   law.  As used  in Sections   16.2.1 and  16.2.2 above,  "worth   at the  time  of award"    shall  be computed   by allowing interest  at the then  highest  lawful  contract  rate of interest.   As used  in Section  16.2,3 above,  "worth  at the time  of award"  shall  be computed by  discounting   such   amount   at the  Interest   Rate.    As  used  herein,   the  term  "Interest     Rate"   means   the  lesser  of  (i) the  "prime   rate"  or "reference    rate"   announced    from   time   to  time  by  Bank   of  America,   N.T,   &  S.A.  (or  such  reasonable    comparable    national    banking institution   as  is selected   by  Landlord   in the  event  Bank  of  America,   N.T.  & S.A.  ceases  to  publish  a prime  rate  or  reference   rate)  (the

"Prime   Rate"),   plus  one percent  (l%), or (ii) the maximum   rate permitted   by Law.

16.3          Landlord's     Right   To  Continue    Lease  Upon  Tenant    Default.    In the event  of a default  of this Lease  and abandonment of the Premises  by Tenant,   if Landlord  does not elect  to terminate   this  Lease  as provided   in Section  16.2 above,  Landlord   may  from time to time,  without  terminating   this  Lease,  enforce  all of its rights  and remedies   under  this Lease.   Without  limiting  the foregoing,   Landlord   has the  remedy   described    in  California   Civil  Code   Section  1951.4  (Landlord   may  continue   this  Lease   in  effect   after  Tenant's    breach   and abandonment   and recover  Rent  as it becomes   due, if Tenant has the right  to sublet  or assign,  subject  only  to reasonable   limitations).    To the

fullest  extent  permitted   by law, the proceeds   of any reletting shall  be applied  first  to pay to Landlord  all costs  and expenses   of such reletting

(including   without   limitation,   costs  and  expenses   of  retaking   or  repossessing    the  Premises,   removing   persons   and  properly   therefrom, securing   new  tenants,   including   expenses   for redecoration,    alterations   and other   costs  in connection   with  preparing   the  Premises   for  the new tenant,  and  if Landlord   shall  maintain  and  operate  the Premises,   the costs  thereof)  and receivers'   fees  incurred   in connection   with the appointment    of  and  performance    by  a  receiver   to  protect   the  Premises   and  Landlord's    interest   under   this  Lease  and  any  necessary   or reasonable   alterations;   second,  to the  payment  of any indebtedness   of Tenant  to Landlord  other  than  Rent  due and unpaid  hereunder;   third, to the  payment   of Rent  due  and  unpaid  hereunder;   and  the  residue,   if any, shall  be held  by Landlord   and  applied  in payment   of other  or future  obligations   of Tenant  to Landlord   as the  same  may  become   due and payable,  and  Tenant  shall  not be entitled  to receive  any portion of  such  revenue.    No  re-entry or  taking  of  possession   of the  Premises   by Landlord pursuant   to this  Section   16.3 shall  be construed   as an election  to terminate   this Lease  unless  a written  notice  of such  election  shall be given  to Tenant  or unless  the termination   thereof  be decreed by a court  of competent  jurisdiction.     Notwithstanding    any relctting  without  termination   by Landlord,   Landlord   may, at any time  after  such reletting, elect  to  terminate this  Lease   for  any  such  Event   of  Default.     Upon the  occurrence    of  an  Event   of  Default   by  Tenant   under Section   16.1 above,   if the  Premises   or  any  portion   thereof  are  sublet,   Landlord,   in addition   and  without  prejudice   to  any  other  remedies herein  provided   or provided  by Law, may,  at its option,  collect  directly  from the sublessee   all rentals  becoming  due to the Tenant  and apply such rentals  against  other  sums  due hereunder   to Landlord.

16.4          Right   of  Landlord     to Perform.      All  covenants   and agreements   to be performed   by Tenant  under  this  Lease  shall  be performed   by Tenant  at Tenant's   sole  cost and  expense.    If Tenant  shall  fail to pay any  sum of money,  other  than  Base  Rent,  required  to be paid  by it hereunder   or shall  fail to perform  any other  act on its part to be performed   hereunder,   then,  in addition  to and without  prejudice  to any other  right  or remedy  of Landlord  (including,   without  limitation,   any right  or remedy  provided   under  Article  9), Landlord   may cure the same  at  the  expense   of  Tenant   (i) immediately    and  without   notice   ill the  case  (a) of  emergency,    (b) where   such  default   unreasonably interferes   with  any  other  tenant   in the  Project,   or  (c) where  such  default  will  result   in the  violation   of  Law  or  the  cancellation    of  any insurance   policy  maintained   by Landlord  and  (ii) in any other  case  if such  default  continues   for ten (10) days  from the receipt  by Tenant  of notice   of  such  default   from  Landlord.      Any  sums  so  paid  by  Landlord   and  all  incidental   costs,  together   with  interest   thereon   at  the maximum   rate  permitted   by law from  the date  of such payment,   shall  be payable  to Landlord   as Additional   Rent  on demand,   and Landlord

shall  have  the same rights  and remedies   in the event  of nonpayment   as in the case  of default  by Tenant  in the payment  of Rent.

16.5          Late  Payments    of Rent.    Following   the occurrence   of three  instances   of payment  of Rent  more than  10 days  late in any twelve   month   period,   Landlord   may,  without   prejudice   to  any  other  rights   or  remedies   available   to  it,  upon  written   notice  to  Tenant, (i) require  that all remaining   monthly  installments   of Rent  shall  be payable  three  months  in advance;   and  in addition  or in the alternative  at

Landlord's   election,   (ii) require  that Tenant  increase  the amount  of the Security  Deposit  (if any) by an amount  equal  to one  month's   Rent.

16.6          Default   Under,   Other   Leases.    If the term  of any  lease,  other  than  this Lease,  heretofore   or hereafter   made  by Tenant for any space  in the Building   shall  be terminated   or terminable   after  the making  of this  Lease  because  of any default  by Tenant  under  such

[DBL:dbIlMaguire Properties - SDTC - YoNaturals Lease/I 064,002]             -19-

(

other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant or to exercise any of the rights or remedies set forth ill Section 16.2.

16.7        Subleases of Tenant.   Whether or not Landlord elects to terminate this Lease on account of any Event of Default by Tenant, as set forth in this Article  16, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's  interest in such subleases, licenses, concessions or arrangements.   In the event of Landlord's  election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

16.8        Efforts  to Relet.   For the purposes of this Article 16, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver 10 protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

16.9        Waiver  of Right  of Redemption.   Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ,.Tenant's right of occupancy of the Premises after any termination of this Lease,   Notwithstanding any provision of this Lease to the contrary, the expiration 01' termination of this Lease and/or the termination of Tenant's  rights to possession of the Premises shall not discharge, relieve or release Tenant from any obligation or liability whatsoever under any indemnity provision of this Lease, including without limitation the provisions of Section 11.1 hereof.

16.10      Non-Waiver.   Nothing in this Article 16 shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease for personal injury or property damages under the indemnification clause or clauses contained in this Lease.  No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check 01'  payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease.  The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

16.1 I      Waiver  of Trial  by Jury.    To the fullest extent permitted by Law, Landlord and Tenant each expressly waive their right to trial by jury in any trial held as a result of a claim arising out of or in connection with this Lease in which Landlord and Tenant are adverse parties.  The filing of a cross-complaint by one against the other is sufficient to make the parties "adverse."

16.12      Cumulative   Remedies.    The specific remedies to  which Landlord may resort  under the terms  of this  Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease.   In addition to the other remedies provided in this Lease, Landlord shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the  covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

16.13      Default by Landlord.   Landlord's failure to perform or observe any of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty  (30) days (or the additional time, if any, that is reasonably necessary promptly and diligently to cure the failure) after Landlord receives written notice from Tenant specifying the default, which notice shall describe in reasonable detail the nature and extent of the failure and shall identify the Lease provision(s) containing the obligation(s) in question.  Subject to the remaining provisions of this Lease, following the occurrence of any such default, Tenant shall have the right to pursue any remedy available under Law for such default by Landlord; provided, however, that in no case shall Tenant have any right to terminate this Lease on account of any such default.

ARTICLE  17 - ATTORNEYS  FEES;  COSTS OF SUIT

17.1        Attorneys  Fees.  If either Landlord or Tenant shall commence any action or other proceeding against the other arising out of, or relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys fees irrespective of whether or not the action or other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys'  fees.   In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys'  fees incurred in collecting Rent  or otherwise seeking enforcement against Tenant, its sublessees and assigns, of Tenant's obligations under this Lease.

17.2        Indemnification.    Should Landlord be made a party to any litigation instituted by Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys' fees, in connection with the litigation.

[DBL:dbIIMaguire Properties - SDTC - YoNaturals Lease/I 064.002]            -20-

ARTICLE  18 - SUBORDINATION   AND ATTORNMENT

18.1          Subordination.       This  Lease,  find the rights  of Tenant  hereunder,   are and  shall  be subordinate   to the  interests  of  (i) all present  and  future  ground  leases  and  master   leases  of all  or any  part  of the  Building;   (ii) present   and  future  mortgages   and  deeds  of trust encumbering   all or any part  of the Building;   (iii) all [last and future  advances   made  under  any such  mortgages   or deeds  of trust;  and  (iv) all renewals,   modifications,   replacements   and  extensions   of any such  ground  leases,  master  leases,  mortgages   and  deeds  of trust  (collectively, "Security     Documents")     which   now   or  hereafter   constitute    a  lien  upon   or  affect   the  Project,   the  Building   or  the   Premises.      Such subordination   shall  be effective  without  the necessity  of the execution   by Tenant  of any additional   document   for the purpose  of evidencing or  effecting   such  subordination.     In addition,   Landlord   shall  have  the  right  to subordinate   or cause  to be subordinated    any such  Security Documents   to this Lease  and in such  case,  in the event  of the termination   or transfer  of Landlord's   estate  or interest  in the Project  by reason of any  termination   or foreclosure   of any such  Security  Documents,   Tenant  shall,  notwithstanding    such subordination,    attorn  to and become

the Tenant  of the  successor   in interest  to Landlord   at the  option  of such  successor   in interest.    Furthermore,   Tenant   shall  within   ten (10)

days  of demand  therefor  execute  any  instruments   or  other  documents   which  may  be required   by Landlord  or the holder  ("Holder")    of any Security   Document   and  specifically   shall  execute,  acknowledge    and  deliver  within   five  (5)  days  of  demand   therefor   a subordination    of lease  or subordination   of deed  of trust,  in the form required  by the Holder  of the Security  Document   requesting   the document;   the failure  to do  so  by  Tenant   within   such  time  period   shall  be  a  material   default   hereunder.      Such  instruments    may  contain,   among   other   things, provisions    to  the   effect   that   such   lessor,   mortgagee    or  beneficiary    (hereafter,    for   the   purposes    of  this   Section   18.i,   a  "Successor Landlord")     shall  (a) not  be  liable  for  any  act  or  omission   of  Landlord   or  its  predecessors,    if any,  prior  to  the  date  of  such  Successor Landlord's    succession   to Landlord's    interest  under  this  Lease;  (b) not  be subject  to any offsets  or defenses  which  Tenant  might  have  been able  to assert  against  Landlord   or its predecessors,    if any, prior  to the date  of such  Successor   Landlord's    succession   to Landlord's    interest under  this  Lease;  (c) not be liable  for the return  of any security  deposit  under  this Lease  unless  the same  shall have  actually  been  deposited with  such  Successor   Landlord;   and (d) be entitled  to receive  notice  of any  Landlord   default  under  this Lease  plus  a reasonable   opportunity to  cure  such  default  prior  to Tenant  having  any  right  or  ability  to terminate   this  Lease  as  a result  of  such  Landlord   default.    Landlord   is hereby   irrevocably    appointed    and  authorized    as  agent   and  attorney-in-fact     of  Tenant   to  execute   and   deliver   all  such   subordination instruments   if Tenant   fails  to execute   and  deliver  said  instruments   within  five  days  after  notice  from  Landlord   requesting   execution   and delivery  thereof.

18.2          Attornment.       If  requested   to do  so,  Tenant  shall  attorn  to  and  recognize   as  Tenant's    Landlord   under  this  Lease  any superior   lessor,  superior  mortgagee   or  other  purchaser   or person  taking  title  to  the  Building   by reason  of the  termination   of  any  superior lease  or the  foreclosure   of any  superior   mortgage   or  deed  of trust,  and  Tenant  shall,  within  five  (5)  days  of  demand   therefor   execute  any instruments    or  other  documents    which   may  be  required   by  Landlord   or  the  Holder   of  any  such   Security   Document    to  evidence   thc attornment   described   in this Section   18.2.

18.3          Morte:ae:c   and   Grollnd    Lessor    Protection.        Tenant   agrees   to  give  each   Holder   of  any   Security   Document,    by registered   or certified  mail,  a copy  of any  notice  of default  served  upon  the Landlord   by Tenant,   provided  that  prior  to such  notice  Tenant has been notified   in writing  of the address  of such Holder  (hereafter  the "Notified   Party").   Tenant  further  agrees  that  if Landlord   shall have failed  to cure  such default  within  the notice  and cure  period  described  in Section   16.13 above,  then prior  to Tenant  pursuing  any remedy  for such  default  provided   hereunder,   at law  or  in equity,  the Notified   Party  shall  have  an additional   thirty  (30)  days  within   which  to  cure  or correct  such  default  (or if such default  cannot  be cured  or corrected   within  that  time,  then  such additional   time  as may  be necessary   if the Notified   Party  has  commenced   within   such  thirty  (30)  days  and  is  diligently   pursuing   the  remedies   or  steps  necessary   to cure  or  correct such  default).

ARTICLE  19 - QUIET  ENJOYMENT

Provided   that  Tenant  performs   all  of  its obligations   hereunder,   Tenant  shall  have  and  peaceably   enjoy  the  Premises   during  the Term  of this  Lease,  subject  to all of the terms  and conditions   contained   in this Lease,  from and  against  all persons  holding  an interest  in the Project  from and through  Landlord.

ARTICLE  20 - PARKING

20.1          Commencing    on  the  Commencement     Date  and  continuing    through   the  Term,   Tenant   shall   rent  from  Landlord   the number   of  Parking   Passes   specified   in Item   7  of  the  Basic   Lease   Provisions.     The  Parking   Passes   are  with  respect   to,  subject   to  the provisions   of this  Article  20,  use  of the Project's    parking   facilities   (the  "Parking    Facilities").      The  specific   locations   within  the  Parking Facilities   in which  the Parking  Passes  may  be used  shall  be specified   by, and  may,  from  time  to time,  be relocated   by Landlord   in its sole discretion.    Landlord  shall  have  the right  to modify,  change,  add  to or delete  the  design,  configuration,   layout,  size,  ingress,   egress,  areas, method  of operation,   and other  characteristics    of or relating  to the Parking  Facilities   at any time,  and/or  to provide  for nonuse,  partial  use or restricted   use  of portions  thereof.    As used  herein,  "Parking    Passes"   means  parking  passes  to be used  for parking   on  an unreserved,   first come  first served  basis  in the areas  of the   Parking  Facilities   (defined  below)  designated  by Landlord  therefor.

20.2           On the  first  day  of  each  calendar   month  during  the  Term,  Tenant  shall  pay  Landlord's    then  prevailing   charge  for the Parking  Passes  then  rented  by Tenant  for such  calendar  month;  provided  that notwithstanding    the foregoing,  there  shall  be no charge  during the Initial  Term  for the first  sixteen  (16)  Parking  Passes  rented  by Tenant.    Such  parking  charges  (if any)  shall  be in addition  to all taxes, assessments   or other  impositions   imposed  by any governmental   entity  ("Parking    Taxes")   in connection   with  Tenant's   use of such Parking Passes,  which  Parking  Taxes   shall  be paid  by Tenant,   or  if required   to be paid  by  Landlord,   shall  be reimbursed   to Landlord   by  Tenant

[DBL:dbllMaguire Properties -  SDTC - YoNaturals LeaseIl064.002]             -21-

concurrently    with thc payment   of  the parking  charges  described   above;  provided   that  notwithstanding    the  foregoing,  Tenant  shall  have  no obligation   10 pay any Parking  Taxes  with respect  10 the first sixteen  (16)  Parking  Passes  rented  by Tenant.

20.3          Tenant   shall  cause  each  of  its  employees   and  occupants   utilizing   Tenant's    Parking   Passes   to  abide  by  all  rules  and regulations   for the use of the Parking   Facilities   prescribed   from time  to time  by Landlord.    If any employee,   contractor   or other  individual using  one  of Tenant's   Parking   Passes  violates   any  of  the  terms  and  conditions   of (his Article  or  such  parking   rules  and  regulations,   (hen Landlord   may  revoke  the  license  granted   hereunder   with  respect  to (he particular   violating   party's   use  of the Parking   Facilities.    Landlord may  delegate  its responsibilities    hereunder   to a parking  operator  (or master  lease  the Parking  Facilities   to a parking  operator)   in which  case Landlord   may  assign  any  or  all of  the rights,  including   rights  or control,   attributed   hereby  to the  Landlord   to such  parking  operator.    The Parking  Passes  provided   to Tenant  pursuant   to this Article  20 arc provided   to Tenant  solely for use by  officers,  directors,   and employees   of Tenant,   its  Affiliates,    sublessees    and  assignees,    and  such  passes   may  not  otherwise   be  transferred,    assigned,   subleased   or  otherwise alienated   by Tenant  to any  other  type  of transferee   without  Landlord's    prior  approval.    Tenant's   business  visitors  may  park  on the Parking Facilities   011 a space-available   basis,  upon payment  of the prevailing   fee for parking  charged  to visitors  to the Project.

ARTICLE    21 - RULES   AND  REGULATIONS

The  "Rules   and  Regulations"     means  the rules and  regulations   attached  hereto  as Exhibit  "D"  (which  are hereby  incorporated   by reference  herein  and made  a part  hereof)  and any reasonable   and non-discriminatory    amendments,   modifications    and/or  additions  thereto  as may hereafter   be adopted  and published   by written  notice  to tenants  by Landlord  for the safety,  care,  security,  good order  and/or  cleanliness of the Premises   and/or  the Building   or Project.    Tenant  shall  abide  by, and  faithfully   observe  and  comply  with  the Rules  and Regulations. Landlord   shall  not  be liable  to Tenant   for  any  violation   of such  rules  and  regulations   by  any  other  tenant  or  occupant   of the  Building   or Project.

ARTICLE    22 - ESTOPPEL     CERTIFICATES

Tenant  agrees  at any  time  and  from  time  to time  upon  not  less than  five  (5)  days'   prior  written   notice  from  Landlord,   execute, acknowledge   and deliver  to Landlord   a statement   in writing  certifying  to those  facts  for which  certification   has been  requested   by Landlord or any current  or prospective   purchaser,   or any existing  or prospective   Holder  of any  Security  Document,   including,   but without  limitation, that  (i) this Lease  is unmodified   and  in full  force  and effect  (or  if there  have  been  modifications,   that  the same  is in full force  and  effect  as modified   and stating  the modifications),    (ii) the dates  to which  the Base  Rent,  Rent  and  other  charges  hereunder   have  been  paid,  if any, and (iii) whether   or not  to the best  knowledge   of Tenant,   Landlord   is in default   in the  performance   of  any  covenant,   agreement   or  condition contained   in this Lease  and,  if so, specifying   each  such  default  of which  Tenant  may  have  knowledge.    The  form  of the statement   attached hereto  as Exhibit  HE" is hereby  approved   by Tenant  for use pursuant  to this Article  22;  however,  at Landlord's    option,  Landlord  shall  have the right  to use other  forms  for such  purpose.   Tenant's   failure  to execute  and deliver  such  statement   within  such  time shall,  at the option  of Landlord,   constitute   a material   default  under  this  Lease  and,  in any event,  shall  be conclusive   upon  Tenant   that  this  Lease  is in full force and  effect  without  modification    except  as may  be represented   by Landlord   in any  such  certificate   prepared   by  Landlord   and  delivered   to Tenant  for  execution.     In  the  event  that  such  certificate   is  being  given  to  any  Holder,   such  statement   may  contain   any  other  provisions customarily   required   by such  Holder,   including,   without  limitation,   an agreement   on  the part  of Tenant  to furnish   to such  Holder,  written notice  of  any Landlord   default  and  a reasonable   opportunity   for  such  Holder  to  cure  such  default  prior  to Tenant   being  able  to terminate this  Lease.    In addition,   Landlord   is hereby  irrevocably   appointed   and  authorized   as agent  and  attorney-in-fact    of Tenant  to  execute  and deliver  such  statement   in the event  that  Tenant  fails  to execute  and  deliver  such  statement   within  five  (5) days  after  notice  from  Landlord requesting   execution   and  delivery   thereof.    Any  statement   delivered   pursuant   to  this  Article   22  may  be  relied  upon  by  any  prospective purchaser   of the fee of the Building   or the Project  or any existing  or prospective   Holder  and any  of its or their  assignees.

ARTICLE    23 - ENTRY   BY  LANDLORD

Landlord  may enter  the Premises   at all reasonable   times  to: inspect  the same;  exhibit  the same  to prospective   purchasers,   lenders or tenants;   determine   whether   Tenant   is complying   with  all  of its obligations   under  this  Lease;  perform   any  of  its obligations   under  this Lease;  supply   any  services  that  are  to be provided   by  Landlord   to Tenant   under  this  Lease;  post  notices   of  non-responsibility;     and make repairs  or improvements   in or to the Project  or the Premises;   provided,   however,  that all such  work  shall  be done  as promptly  as reasonably possible   and  so as to cause  as little  interference   to Tenant  as  reasonably   possible.    Tenant  hereby   waives  any  claim  for  damages   for any injury  or  inconvenience   to,  or interference   with,  Tenant's   business,  any  loss  of occupancy   or quiet  enjoyment   of the Premises   or any other loss  occasioned   by such  entry.   Landlord   shall  at all times  have  and  retain  a key with  which  to unlock  all of the  doors  in, on or about  the Premises  (excluding   Tenant's   vaults,  safes  and similar  areas  designated   by Tenant  in writing  in advance),   and Landlord   shall have the right to usc  any  and  all means  by  which  Landlord   may  deem  proper  to open  such  doors  to  obtain  entry  to the  Premises,   and  any  entry  to  the Premises   obtained  by Landlord   by any such  means,  or otherwise,   shall  not under  any circumstances    be deemed  or construed   to be a forcible or unlawful   entry  into  or a detainer   of the Premises   or an eviction,  actual  or  constructive,   of Tenant  from  any  part  of the Premises.    Such entry  by Landlord  shall not act as a termination   of Tenant's   duties  under  this Lease.   If Landlord  shall  be required   to obtain  entry  by means other  than a key provided  by Tenant,  the cost of such entry shall  be payable  by Tenant  to Landlord  as Additional   Rent.

[DBL:dbllMaguire Properties -  SDTC - YoNaturals Lease/1064.002]             -22-

(

ARTICLE  24

LANDLORD'S  LEASE UNDERTAKINGS-EXCULPATION    FROM PERSONAL LIABILITY  TRANSFER  OF LANDLORD'S  INTEREST

24, I         Landlord's   Lease Undertakings.   Notwithstanding anything to the contrary contained in this Lease or in any exhibits, riders or addenda hereto attached (collectively the "Lease Documents"),  it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord (and the liability of Landlord to Tenant, its successors and assigns) with respect to (i) any actual or alleged breach or breaches by Or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents 01'  (ii) any matter relating to Tenant's  occupancy of the Premises (collectively,  "Landlord's    Lease  Undertakings")    shall  be limited to  solely an amount equal  to the  lesser of (x) only to Landlord's  interest in the Building and (y) the equity interest Landlord would have in the Building if the Building were encumbered by independent secured financing equal to eighty percent (80%)  of the value of the Building; (b) Tenant shall have no recourse against any other assets of Landlord or its officers, directors or shareholders; (c) except to the extent of Landlord's interest in the Building, no personal liability or personal responsibility of any sort with respect to any of Landlord's  Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Maguire Properties Holdings II, LLC, Maguire Properties Holdings I, LLC, Maguire Properties, L.P" Maguire Properties, Inc., or against any of their respective directors, officers, shareholders, members,  employees,  agents,  constituent  partners,  beneficiaries,  trustees  or  representatives,  and  (d) at  no  time  shall  Landlord  be responsible or liable to Tenant for any lost profits, lost economic opportunities or any form of consequential damage as the result of any actual or alleged breach by Landlord of Landlord's Lease Undertakings.

24.2         Transfer  of Landlord's   Interest.   Upon the transfer of Landlord's interest in the Building to a third party, this Lease shall not be affected by any such sale, but the transferring Landlord shall be fully released from the performance of Landlord's obligations hereunder and from any future liability upon any of the agreements, obligations,  covenants or conditions, express or implied, herein contained in favor of Tenant (and Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease except for obligations and liabilities incurred by Landlord prior to such sale 01' conveyance). Tenant agrees to attorn to the purchaser or assignee of Landlord's  interest in the Lease (and that such attornment to be effective and self-operative without the execution of any further instruments by any of the parties to this Lease).

ARTICLE  25 - HOLDOVER  TENANCY

If Tenant holds possession of the Premises after the expiration 01' termination of the Term of this Lease, by lapse of time or otherwise, with or without the express or implied consent of Landlord, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Term and Base Rent and any other provision reasonably determined by Landlord to be inapplicable,  During such holdover period, Tenant shall pay to Landlord a monthly Base Rent equivalent to two hundred percent (200%) of the greater of (i) Landlord's then published asking rental rate or (ii) the Base Rent and Additional Rent payable by Tenant to Landlord during the last month of the Term of this Lease,  The monthly rent payable for such holdover period shall in no event be construed as a penalty or as liquidated damages for such retention of possession,   Neither any provision hereof nor any acceptance by Landlord of any rent after any such expiration or earlier termination shall be deemed a consent to any holdover hereunder or result in a renewal of this Lease or an extension of the Term, or any waiver of any of Landlord's  rights or remedies with respect to such holdover,  Notwithstanding any provision to the contrary contained herein, (a) Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term of this Lease or upon the earlier termination hereof or at any time during any holdover and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holdover, and (b) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, proceedings, losses, damages, liabilities, obligations, penalties, costs and expenses, including, without limitation, all lost profits and other consequential damages, attorneys'  fees, consultants'  fees and court costs incurred or suffered by or asserted against Landlord by reason of Tenant's  failure to  surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

ARTICLE  26 - NOTICES

All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, or by a reputable overnight courier service, which provides evidence of delivery, addressed to the Landlord at the address for Landlord set forth in Item 10 of the Basic Lease Provisions and to Tenant at the address for Tenant set forth in Item 10 of the Basic Lease Provisions, or, from and after the Commencement Date, to the Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing,  Any notice shall be deemed to have been served at the time the same was posted.

ARTICLE  27 - BROKERS

The parties recognize as the broker(s) who procured this Lease the firm(s) specified in Item 8 of the Basic Lease Provisions and agree that Landlord shall be solely responsible for the payment of any brokerage commissions to said broker(s), and that Tenant shall have

110 responsibility therefor unless written provision to the contrary has been made a part of this Lease.  If Tenant has dealt with any other person or real estate broker in respect to leasing, subleasing or renting space in the Building, Tenant shall be solely responsible for the

[DBL:dbl/MaguirPeroperties- SDTC- YoNaturalsLease/I 064,002]          -23-

payment   of any  fcc due  said  person  or firm  and  Tenant  shall  protect,   indemnify,   hold  harmless   and  defend  Landlord   from  any  liability  in respect  thereto.

ARTICLE    28 - SIGNAGE    RIGHTS

28.1          Except  to the extent  expressly  provided   in this Section  28, Tenant  shall not  (i) place  or install  (or permit  to be placed  or installed  by any  Tenant  Party)  any  signs,  advertisements,    logos,  identifying   materials,   pictures   or names  of  any  type  on  the roof,  exterior areas  or Common   Areas  or the Project  or in any area  of the Building,   Premises  or Project  which  is visible  from  the  exterior  of the Building or  outside  of the  Premises   or (ii) place  or  install  (or permit  to be placed   or  installed   by any  Tenant  Party)  in or  about  any portion  of the Premises   any  window   covering   (even  if behind   Building   standard   window   coverings)   or  any  other  material   visible   from  outside  of  the Premises  or from the exterior  of the Building.

28.2           Subject   to compliance   with  applicable   Laws  and  such  Building   signage  criteria   as Landlord   shall  apply  from  time  to time and subject  to receipt  of Landlord's    prior  written  consent,   (i) in the case where Tenant occupies an entire floor in the Building, Tenant may place in any portion of such floor which is not visible from outside of the Premises such identification signage as Tenant shall desire, (ii) in the case where Tenant occupies less than an entire floor in the Building (A) Tenant may require Landlord to install, at Tenant's sole cost and expense, in such portion of the multi-tenant corridor on such floor as is called for by Landlord's  signagc program (as the same may exist from time to time) identification signage of the type prescribed by Landlord's  signage program  identifying Tenant and (8) Tenant may place in any portion of the inside of the Premises not visible from the exterior of the J3uilding or from outside of the Premises such identification signage as Tenant shall desire, and (iii) Tenant may require Landlord to install, at Tenant's  sole cost and expense, Building Standard signage in the directory (if any) located in the ground floor lobby of the J3uilding.  All signage described in this Section 28 shall be treated as Tenant's  personal property under the provisions of Section 10.5 with respect to Tenant's  obligation at the expiration or early termination of this Lease.

28.3         Monument  Sign.

28.3.1      Grant.   In connection with Tenant's  lease of the Premises, subject to all of the terms and conditions of this Section 28.3, Tenant shall have the non-exclusive right (without payment of any additional charge) to cause Landlord to display a sign (the "Monument  Sign") identifying Tenant by its Business Name on the Designated Building Monument (defined below).  "Business Name" means "Yoblaturals" and no other name or trade name.  "Designated  Building Monument"  means the existing multi-tenant monument sign located near the front entrance to the Building.  Except as expressly provided in this Section 28.3, Tenant shall have no right to any signage on the exterior of any portion of the Building or the Project or on any monument sign located anywhere in the Project.

28.3.2     Specifications and Permits.   The graphics, materials, color, design, lettering, size, exact location, lighting (if any) and specifications and all other aesthetic factors of the Monument Sign (collectively, the "Sign Specifications")  shall be (a) subject to the prior written consent of Landlord (in Landlord's sole and absolute discretion), (b) consistent with the size and quality of comparable signage on comparable institutionally owned first-class office buildings in the local market, and (c) consistent with the overall character of the Building's and Project's architecture (as determined by Landlord in its sale and absolute discretion).  In addition, all of Tenant's rights under this  Section 28.3 shall be subject to (i) the receipt of and continuing compliance with all required  governmental permits and approvals (and the submission of copies thereof to Landlord) required for the installation and continuing display of the Monument Sign and (ii) the continuing compliance of the Monument Sign with all applicable Laws.

28.3.3     Cost and Maintenance;  Removal.  The Monument Sign shall be installed by a contractor retained by Tenant and approved by Landlord (in its sole and absolute discretion), and shall be operated, and maintained by Landlord, and Tenant shall, within ten (10) days following Landlord's demand therefor, reimburse Landlord as Additional Rent, for all costs actually incurred by Landlord in connection with the operation, maintenance, repair, and eventual removal and disposal of the Monument Sign.   Without limiting the foregoing, Tenant shall be responsible for all costs and expenses incurred in connection with or relating to the installation, operation, maintenance and repairs of the Monument Sign, including, without limitation, the cost of utility charges and hook-up fees (if applicable), permits, and maintenance and repairs.  Within a reasonable time (not to exceed 30 days) following the expiration or earlier termination of this Lease (or after termination of Tenant's rights with respect to the Monument Sign pursuant to Section 28.3.4, below), Tenant shall, at Tenant's sole cost and expense, commence, and thereafter shall diligently pursue, the removal of the Monument Sign, and shall cause the areas in  which the  Monument Sign was located to be restored to  the condition existing  immediately prior to  the placement of the Monument Sign (subject to ordinary wear and tear).  If Tenant fails to timely remove the Monument Sign or to restore the areas in which the Monument Sign was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all costs incurred by Landlord in so performing such work, plus interest at the Default Rate from the date of Landlord's payment of such costs to the date of Tenant's reimbursement to Landlord, shall be reimbursed by Tenant to Landlord within ten (10) days after Tenant's receipt of an invoice therefor. The terms of this Section 28.3.3 shall survive the expiration or earlier termination of this Lease.

28.3.4     Termination.    Landlord shall have the right to terminate Tenant's rights under this Section 28.3 to display the Monument Sign upon not less than thirty (30) days prior written notice.  For the avoidance of doubt, it is understood that Landlord may so elect to terminate Tenant's  rights under this Section 28.3 for any reason (or for no reason) at all  in Landlord's  sole and absolute discretion.

[DBL:dbUMaguire   Properties - SDTC - YoNaturals Lease/1064.002]             -24-

(

28.3.5     Reservation  of Rights.   Landlord shall have the right, in its sole but good faith discretion to:  (a) position and/or reposition the Monument Sign on the Designated Building Monument in any manner as it shall determine, (b) relocate and/or make such modifications to the Designated Building Monument as it shall desire from time to time, and (c) place on the Designated Building Monument and/or on the Building (i) the name of (and/or other identifying information for) the Building and/or Project or (ii) such other names, business  names, trade names or affiliate names representing such other tenants or persons,  in  either case, as  Landlord shall determine in its sole and absolute discretion.

28.3.6      Rights Personal.   The rights granted under this Section 28.3 are personal to Original Tenant, and except as provided in this Section 28.3.6, shall not be transferable in any respect whatsoever (including, without  limitation, to any Transferee). Notwithstanding the foregoing or anything else to the contrary in this Section 28.3, Tenant shall have the right, in connection with any assignment of this Lease to a Successor to assign all of its rights under this Section 28.3 (with respect to the Monument Sign) to such Successor, provided that any such Successor's Business Name) may only be displayed on the Designated Building Monument if such name is approved by Landlord, which approval shall not be unreasonably withheld by Landlord so long as such Business Name (a) has a connotation for business reputation, prestige and stature in the business community which is comparable to that of other tenants having comparable sign rights in the Building and Comparable Buildings, and (b) is not an Objectionable Name (defined below). "Objectionable Name" means any lIame that (i) relates to an entity that is of a character or reputation, or is associated with a political orientation or faction that is materially inconsistent with the quality of the Building, or which would otherwise reasonably offend an institutional quality Landlord of a building comparable to the Building, taking into consideration the size and visibility of the Exterior Signs, or (ii) conflicts with any covenants in other leases of space in the Project.

ARTICLE  29- FINANCIAL STATEMENTS

Prior to execution of this Lease, Tenant shall provide Landlord with current financial statements for each of the three (3) calendar (or fiscal) years immediately prior to the execution date of this Lease. Thereafter, at any time during the Term, Tenant shall, upon ten (10) days' prior notice from Landlord, provide Landlord with then current financial statements and financial statements for each of the two (2) years prior to the then current calendar year for each of Tenant and Tenant's Guarantor.  Such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall be audited by an independent certified public accountant.

ARTICLE  30 - MISCELLANEOUS

30.1        Entire  Agreement;  Amendments;   Successors.  This Lease contains all of the agreements and understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing.  Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein.  This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.  This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant.  Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by the Landlord.  Except as expressly provided herein, this Lease and the obligations of Landlord and Tenant contained herein shall bind or inure to the benefit of Landlord and Tenant and their respective successors and assigns, provided this clause shall not permit any Transfer by Tenant contrary to the provisions of Article 15.

30.2        Force Majeure.   Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord including, but not limited to,  strike, labor trouble, governmental rule,  regulations, ordinance, statute or  interpretation,  or by fire, earthquake, civil commotion, or failure or disruption of utility services.  The amount of time for Landlord to perform any of Landlord's obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason or any force majeure occurrence whether similar to or different from the foregoing types of occurrences.

30.3        Survival  of Obligations.   Any obligations of Tenant accruing prior to the expiration of this Lease shall survive the termination of this Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired.

30.4        Light and Air.  No diminution or shutting off of any light, air or view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder,

30.5        Governing   Law.    This Lease  shall  be governed  by, and construed  in  accordance  with, the laws of the  state of

California (without regard to its conflicts of laws rules or principles).

30.6        Prohibition   Against  Recording.    Neither this Lease nor any memorandum,  affidavit or other writing with respect thereto shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant

30.7        Severability.   In the event any provision of this Lease is found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law.  The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall bc adopted.

[DBL:dbllMaguirPeroperties- SDTC- YoNaturalsLease/I 064.002]          -25-

30.8          Interpretation.        Tenant   acknowledges    that  it has read  and  reviewed   this  Lease  and  that  it has  had  the  opportunity   to confer  with counsel  in the negotiation   of this  Lease.   Accordingly,   this Lease  shall  be construed   neither  for nor against  Landlord   or Tenant, but  shall  be  given  a  fair  and  reasonable    interpretation    in accordance   with  the  meaning   of  its terms   and  the  intent  of  the  parties.     Each covenant,    agreement,   obligation   or  other   provision   of  this  Lease  to be  performed   by  Tenant   are  separate   and  independent    covenants   of Tenant,   and  not  dependent    on  any  other   provision   of  this  Lease.     All   captions,    headings,    titles,   numerical   references    and   computer highlighting    arc for convenience   only  and  shall  have  no effect  on the interpretation    of this  Lease.   All terms  and  words  used  in this Lease, regardless   of the number  or gender  in which  they  are  used,  shall  be deemed   to include   the appropriate   number  and gender,   as the  context may  require.

30.9          Time  is of the  Essence.    Time  is of the essence  of this Lease  and  the performance   of all obligations   hereunder.

30.10        Joint   and  Several   Liability.     If Tenant  comprises   more  than  one  person  or entity,  or if this Lease  is guaranteed   by any party,  all such  persons  shall be jointly  and  severally  liable  for payment  of rents  and the performance   of Ten ant's  obligations   hereunder.

30.11        No Offer   to Lease.    The  submission   of this Lease  to Tenant  or its Broker  or other  agent,  does  not constitute   an offer  to Tenant   to lease  the Premises.    This  Lease  shall  have  no  force  and  effect  until  (i) it  is executed and delivered by Tenant to Landlord and (ii) it is fully reviewed and executed  by Landlord; provided, however, that, upon execution  of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing lhis Lease and Tenant's credit, constitute an offer by Tenant to Lease the Premises upon the terms and conditions set forth herein (which offer to Lease shall be irrevocable for twenty (20) business days following the date of delivery).

30.12      No Counterclaim;   Choice of Jurisdiction.    It is mutually agreed that in the event Landlord commences any summary proceeding for non-payment of Rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding. In addition, Tenant hereby submits to local jurisdiction in the State of California and agrees that any action by Tenant against Landlord shall be instituted in the State of California and that Landlord shall have personal jurisdiction  over Tenant for any action brought by Landlord against Tenant in the State of California.

30.13      Rights Reserved  by Landlord.   Landlord reserves the following rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being, deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (i) to change the name or street address of the Building and/or the Project; (ii) to install, affix and maintain all signs on the exterior and/or interior of the Building and/or the Project; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises and, notwithstanding the provisions of Article 10, the design, arrangement, style, color and general appearance of the portion of the Premises visible from the exterior, and contents thereof, including, without limitation, furniture, fixtures, signs, art work, wall coverings, carpet and decorations, and all changes, additions and removals thereto, shall, at all times have the appearance of premises having the same type of exposure and used for substantially the same purposes that are generally prevailing in first class office buildings in the area (any violation of this provision by Tenant shall be deemed a material breach of this Lease); (iv) to display the Premises and/or the Building and/or the Project to mortgagees, prospective mortgagees, prospective purchasers and ground lessors at reasonable hours upon reasonable advance notice to Tenant; (v) to change the arrangement of entrances, doors, corridors, elevators and/or stairs in the Building and/or the Project, provided no such change shall materially adversely affect access to the Premises; (vi) to grant any party the exclusive right to conduct any business or render any service in the Building or in the Project, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (vii) to prohibit the placement of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's  employees; (viii) to  prohibit the placement of video or other electronic games in the Premises; (ix) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office and to discontinue any mail chute business in the Building and/or the Project; (x) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (xi) to install, operate and maintain security systems which monitor, by closed circuit television or otherwise, all persons entering or leaving the Building and/or the Project; (xii) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building and/or the Project; and (xiii) to retain at all times master keys or pass keys to the Premises.

30.14      Modification  of Lease.    Should any current or prospective mortgagee or ground lessor for the Building  require a modification or modifications of the Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor.

30.15     Authority.    If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant  does hereby covenant and warrant that Tenant  is a duly authorized and existing entity, that Tenant has and is qualified to do business in California, that Tenant has full right and authority 10 enter into this Lease, and that each of both of the persons signing on behalf of Tenant  are authorized to do so.   Upon Landlord's  request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.  The person executing this Lease on behalf of Landlord hereby covenants and warrants that Landlord has full right and authority to enter into this Lease and that the person signing on behalf of Landlord is authorized to do so.

[DBL:dbJJMagui rc Properties - SDre  - y oNaturals Lease/I 064.002]            -26-

30. 16       Transportation       Management.       Tenant   shall  fully  comply   with  all  present   or  future  programs   intended   to  manage parking,   transportation    or  traffic   in and  around   the  Building,   and  in connection    therewith,   Tenant   shall  take  responsible    action  for  the transportation    planning   and  management    of  all  employees   located   at the  Premises   by working   directly   with  Landlord,   any  governmental transportation   management   organization   or any other  transportation-related     committees   01' entities,

30.17        The   Other    Improvements.        If  portions   of  the  Project   01'  property   adjacent   to  the  Project   (collectively,    the  "Other Improvements")      are owned  by an entity  other  than Landlord,   Landlord,   at its option,  in its sole  and absolute   discretion,   may  enter  into  an agreement   with  the owner  or owners  of any or all of the Other  Improvements   to provide  (i) for reciprocal   rights  of access  and/or  use of the Project   and  the  Other  Improvements,    (ii)  for the  common   management,    operation,   maintenance,   improvement    and/or   repair  of all  or  any portion   of  the   Project   and   the   Other   Improvements,     (iii) for   the   allocation    of  a  portion   of  the   Operating    Expenses    to  the   Other Improvements    and  the operating   expenses   and taxes  for  the Other  Improvements    to the Project,  and (iv) for the use or  improvement   of the

Other  Improvements    and/or   the Project   in connection   with  the  improvement, construction,    and/or  excavation   of the  Other  Improvements

and/or  the Project.   Nothing  contained   herein  shall  be deemed  or construed   to limit or otherwise   affect  Landlord's    right  to convey  all or any portion  of the Project  or any other  of Landlord's   rights  described   in this Lease.

30.18        Renovation     of the  Project    and  Other   Improvements/Construction           of New  Improvements.       Tenant   acknowledges that portions   of the Project   and/or  the  Other  Improvements may  be under  construction   following  Tenant's   occupancy   of the Premises,   and that such construction   may  result  in levels  of noise,  dust,  obstruction   of access,  etc. which  arc in excess  of that present  in a fully constructed project.    It is expressly   understood   and  agreed  that  Landlord   has  made  no  representation    or warranty   to Tenant  and  has  no  obligation   to alter,  remodel,   improve,   renovate,   repair  or decorate   the Premises,   the Building,   or  the Project   or any portion  thereof     It is further  agreed

lind  acknowledged    that   no  representations     respecting    the  condition   of  the  Premises,    the  Building   or  the  Project   have  been   made  by Landlord   to Tenant   except   as  specifically    set  forth   in this  Lease.    Tenant   acknowledges    and  agrees   that  Landlord    may  alter,   remodel, improve  and/or  renovate  (collectively,   the "Construction      Work")   the Building,   Premises,   and/or  the Project  (including,   without  limitation, construction   of new  improvements    in  the  Common   Areas),   and  in connection    with  any  Construction   Work,  Landlord   may,  among  other things,   erect  scaffolding   or other  necessary   structures   in the  Building,   or  the Project,   restrict  access  to portions   of  the Project,   including

portions  of the Common   Areas,  or perform  work  in the Building  and/or  the Project.   Tenant  hereby  agrees  that  such  Construction   Work  and Landlord's    actions   in  connection   with  such  Construction    Work  shall  in no  way  constitute   a constructive    eviction   of  Tenant   nor  entitle Tenant  to any abatement   of Rent.   Landlord   shall have  no responsibility   or liability  to Tenant  for any injury  to or interference   with Tenant's business   arising  from  any  such  Construction    Work,  and  Tenant  shall  not  be entitled   to any  damages   from  Landlord   for loss  of use  of the Premises,   in  whole   or  in  part,  or  for  loss  of  Tenant's    personal    property   or  improvements,    resulting    from  the  Construction    Work   01' Landlord's    actions   in  connection    therewith   or  for  any  inconvenience    occasioned    by  such  Construction    Work  or  Landlord's     actions   in connection   therewith.

30.19        No   Partnership      01'   Joint   Venture.      Nothing   contained    in  this  Lease  shall  be  deemed   or  construed    to  create   the relationship    of  principal   and  agent,  or  partnership,    or joint   venture,   or  any  other  relationship   between   Landlord   and  Tenant   other  than Landlord  and  tenant.

30.20        Right   to Lease.    Landlord  reserves  the absolute   right  to lease  space  in the Project  and to create  such other  tenancies   in the Project   as Landlord,   in its sole  business  judgment,   shall  determine is  in the  best  interests  of the Project.    Landlord   does  not  represent and  Tenant  docs  not  rely  upon  any  specific  type  or  number  of tenants   occupying   any  space  in the Building   and/or   the Project   during  the Term  of this Lease.   Tenant  shall not,  without  the prior  written  consent  of Landlord,   use the name of the Building   and/or  the Project,  or any pictures  or illustrations   of the Building  and/or  the Project,  in Tenant's   advertising   or in any other  publicity.

30.21         Confidentiality.         Tenant   agrees   that   (i) the   terms    and  provisions    of  this   Lease   arc   confidential     and   constitute proprietary   information   of Landlord   and (ii)  it shall not disclose,   and  it shall  cause  its partners,  officers,  directors,   shareholders,    employees, brokers   and  attorneys   to  not  disclose   any  term  or  provision   of  this  Lease  to  any  other  person  without   first  obtaining   the  prior  written consent  of Landlord.

30.22         OFAC.    Tenant  represents   and warrants that  neither  Tenant  nor any of its affiliates,  nor any of their  respective   partners, members,   shareholders    or other  equity  owners,  and  none  of  their  respective   employees,   officers,   directors,   representatives    or agents,   is a person  or  entity  with  whom  U.S. persons   or  entities  are  restricted   from  doing  business   under  regulations   of the  Office   of Foreign   Asset Control  ("OFAC")    of the Department   of the Treasury   (including   those  named  all OFAC's   Specially  Designated   and Blocked   Persons  List) or under  any  statute,  executive   order  (including   the  September   24, 2001,  Executive   Order  Blocking  Property  and Prohibiting   Transactions with  Persons  Who  Commit,  Threaten   to Condone,  or  Support  Terrorism),   or other  governmental   action.

30.23         Counterparts;       Facsimile    Execution.     This  Lease  may  be executed   in counterparts   each  of which  shall  be deemed   as an original,  but all of which  taken  together   shall  constitute   one and the same  document.   Each of the parties hereto  agree  that the delivery  of an executed   copy  or counterpart   of this Lease  by facsimile   or email  shall  be legal  and binding  and shall have  the same  full  force  and effect as if an original  executed   copy or counterpart   of this Lease  had been  delivered.

[DBL:dbllMagllire Properties - SOTC - YuNaturals Lease/I064.002]             -27-

(

IN WITNESS WHEREOF, this Lease is hereby executed as of the Effective Date.

LANDLORD:

MAGUIRE PROPERTIES-SAN DIEGO TECH CENTER, LLC, a Delaware limited liability company

By:          MAGUIRE MACQUARIE   OFFICE, LLC, a Delaware limited liability company,

its Sale Member

By:          MAGUIRE MO MANAGER, LLC,

a Delaware limited liability company, its Non-Member Manager

By:

MAGUIRE  PROPERTIES SERVICES, INC., a Maryland corporation,

its Sole Member

By:

MAGUIRE PROPERTIES, L.P .. a Maryland limited partnership,

its Sole Stockholder

a:MyarylanGd  corpo,rati"on,   ~~

By:          MAGUIRE PROPERTIES. INC ..

A Print Name:         Shant Koumriqr8o

EVP & Chief Flnanolal Off\o®r

Title:                          ---------

TENANT:

YONATURALS INCORPORATED, a California   corporation

By: Print Name:
Title:
By:
Print Name:
Title:

[DBL:dbI/Maguire Properties - SDre - YoNaturals Lease1l064.002j              -28-

EXIIIBIT   A

DEPICTION   OF THE  PREMISES

_j'

--    [J)

(L-

0..1-;

«2:

[Dlsl.idbl/Maguire Properties - SDTC - YoNaturals Lease!l 064.002]            -1-

Exhibit "A"

NOTICE   OF LEASE TERM   DATES

To:          Yol-laturals, Inc.

9605 Scranton Road, Suite 390

San Diego, CA 92121

Attn: Office Manager

Re:   Office Lease dated April 30, 2010 (the "Lease")  between Maguire Properties-San Diego Tech Center, LLC, a

Delaware limited liability company ("Landlord"),   and Yol-Iaturals,     Inc.,   a  California corporation ("Tenant")  concerning Suite

390 on Floor three (3) of the office building located at 9605 Scranton Road, San Diego, California.

Ladies and Gentlemen:

In accordance with the Lease, we wish to advise you and/or confirm as follows:

I.             The Premises arc substantially completed. and the Term shall commence on or has commenced on May I.

20 I0 for a term of sixty-three «(3) months ending on July 31,2015.

2.            Base Rent commenced (0  accrue on May I, 20 I 0, in the amount of $8.986.10 ($2.30Irsfi'mo)   per month and as more particularly set forth in Item 4 of the Basic Lease Provisions of the Lease.

3.            If the Commencement Dale is other than the first day of the month, the first billing will contain a pro rata adjustment.  Eaeh hilling thereafter, with the exception of the final   billing. shall be for the full amount 01' the monthly     installment as provided tor  in the Lease,

II.             Your rent checks should be made payable to Maguire Properties- San Diego Tech Center. LLe.

5.              The approximate number of rentable  square feet within the Premises is 3,907 rentable square feet.

6.            Tenant's Proportionate Share is 2.46% •. "Landlord":

Agreed to and Accepted as of                              ,20

"Tenant":

YoNaturals, Inc .. a California corporation

I1Y'~                                    .....

.  --~---------------.--      ..------   -_      --

Its: --_ ......

---------

EXHIBITB

NOTICE OF LEASE TERM DATES

To:

Re:   Office  Lease  dated                                        ,20_      (the "Lease")    between   Maguire  Properties-San    Diego  Tech  Center,  LLC,  a

Delaware    limited   liability   company    ("Landlord"),      and                                   an                                   ("Tenant")     concerning    Suite

           of the office  building  located  at [                                                 , San Diego,  California. Ladies  and  Gentlemen:

In accordance   with the Lease,  we wish to advise  you and/or  confirm  as follows:

on  floor

1.	The Premises arc substantially completed, and	the Term shall commence	011 or has commenced	on
	for a term of ( ) months ending on	_

2.              Base   Rent   commenced    to  accrue   on                               ,  in  the  amount   of  $                           per  month   and  as more particularly   set forth  in Item 4 of the Basic  Lease  Provisions   of the Lease.

3.            If the Commencement    Date  is other  than  the  first day  of the  month,  the  first  billing  will contain  a pro  rata  adjustment. Each  billing  thereafter,   with  the exception   of the final  billing,  shall  be for the full  amount  of the  monthly   installment   as provided   for in the Lease.

4.           Your  rent checks  should  be made  payable   to '--                                                                     '

5.            The  approximate   number  of rentable  square  feet within  the Premises   is                            rentable  square  feet.

6.              Tenant's   Proportionate Share  is                      %. "Landlord":

MAGUIRE   PROPERTIES-SAN     DIEGO  TECH  CENTER,   LLC,

a Delaware   limited  liability  company

By:            MAGUIRE   MACQUARlE    OFFICE,  LLC, a Delaware   limited  liability  company,

its Sole Member

By:            MAGUIRE   MO  MANAGER,   LLC,

a Delaware   limited  liability  company, its Non-Member   Manager

By:            MAGUIRE   PROPERTIES    SERVICES,   INC., a Maryland   corporation,

its Sole Member

By:            MAGUIRE   PROPERTIES,    L.P., a Maryland   limited  partnership,

its Sole  Stockholder

By:            MAGUIRE   PROPERTIES,    INC., a Maryland   corporation,

its General  Partner

By:

Print  Name:                                                              _

[DBL:dbl/Maguire Properties - SDTC ~ YoNaturals Lcase/1064.002]            -1-                                                                Exhibit "B"

(DBL:dbllMaguire Properties - SDTC - YoNaturals Leasc/lOG4.0021       -2-                                                                                    Exhibit "B"

EXHIBIT C WORK    LETTER

THIS   WORK    LETTER     (this  "Work    Letter")    is  attached   as  Exhibit   "c" to  that  certain   Office   Lease   dated   concurrently herewith   (the  "Lease")   by and  between   MAGUIRE     PROPERTIES-SAN       DIEGO    TECH   CENTER,    LLC,  a Delaware   limited  liability   company

("Landlord")      and  YONATURALS     INCORPORATED,       a California   corporation   ("Tenant").      This Work  Letter  sets forth  the terms,  covenants   and conditions   relating  to the construction   and  installation   of all initial  improvements,    fixtures  and equipment   to be permanently   affixed  to the Premises (the  "Tenant    Improvements").        All  capitalized   terms  used  herein  not  otherwise   defined  herein  shall  have  the  meanings   attributed   to such  terms  in the Lease.

SECTION  1

CONSTRUCTION      DRAWINGS

1.1          Filial   Space   Plan.     A  copy  of  the  final  space  plan  (and  pricing   plan)  for  all Tenant   Improvements    in the  Premises

("Final   Space  PIan")   is attached  hereto  as Schedule  "C-J ".

1.2          Landlord's      Architect    and  Engineers;     Construction      Drawings.    Landlord   may  engage   a   qualified   interior   architect ("Landlord's       Architect")      and/or   engineering    consultants    (the   "Engineers")      to  prepare   working   drawings    and  specifications     for  the   Tenant Improvements    (the  "Working     Drawings")     for the  Premises   based  upon  the  Final  Space  Plan.    The  Final  Space  Plan,  together   with  the  Working Drawings   (if any)  so prepared,  are referred  to herein  as the "Construction      Drawings".

1.3         Changes    in  the  Construction      Drawings.      No  Changes   (defined   below)  may  be  made  by  Tenant   without   the prior written   consent   of  Landlord   (in  accordance    with  Section   1.5, below);  provided,   however,   that  Landlord   may  withhold   its  consent   in its  sole  and absolute   discretion   to  any  Change   which   in  Landlord's    judgment   are  unreasonable    or  would  directly   or  indirectly   delay   Substantial    Completion (defined   below)  of the Tenant  Improvements.     Tenant  acknowledges   and  agrees  that Tenant  shall  bear the cost  of any Changes  that  are requested   by Tenant.    "Changes"     means,  collectively,   any  changes,   modifications    or alterations   in the Construction   Drawings   or in the  Tenant  Improvements    for the Premises   contemplated   thereby.

1.4       Building    Standards.      Landlord   has established   (or  may  establish  in the future)  Building   Standards   for the components to be used in the construction   of the Tenant  Improvements    in the Premises  ("Building    Standards").      The  quality  of all Tenant  Improvements    shall be equal  to or of greater  quality  than  the quality  specifications    of the Building   Standards;   provided,   however  that  Landlord   may,  at Landlord's    option,

require  the  Tenant  Improvements    to comply  with  specific   Building   Standards.     Landlord   reserves   the right  to promulgate,   establish,   modify,  delete from,  and make  other  changes  to the Building   Standards  from time to time.

1.5          Landlord's      Review.    Any  approval  or consent  of Landlord   hereunder   with  respect  to any  portion  or component   of the

Construction    Drawings  or the Tenant   Improvements    shall  be granted  or withheld   on  the basis  of such  standards   as Landlord   shall  establish   in good faith  from  time  to time.   Landlord's    review  of any  matters   (including,   without   limitation,   any requested   Changes),   as set  forth  in this  Work  Letter, shall  be solely  for  the purpose  of protecting   Landlord's    interests  hereunder,   and shall  not imply  Landlord's   review  of the same,  or obligate  Landlord to review  the same,  for quality,  design,  Code  compliance   or other  like matters,   for the benefit  of Ten ant or any other  party,  and  Landlord   shall  not be responsible   for any omissions   or errors  contained   in any such  items.

SECTION 2

COST   OF  THE  TENANT    IMPROVEMENTS

2.1          Allocation    of Costs;  Allowance   Amount.

2.1.1        Landlord   shall  bear  all Tenant  Improvement   Costs  (defined  below);  provided,   however,  that  notwithstanding anything  to the contrary  in this  Work  Letter,  Tenant  shall  bear  all Tenant  Improvement    Costs  and other costs  associated   with or incurred  as a result  of any  Changes   that  are  requested   by  Tenant.    Notwithstanding    any provision   of this  Work  Letter  to the  contrary,   Landlord   shall  have  no  obligation hereunder   to make  any  payments   or disbursements,    or incur  any obligation   to make  any  payment   or disbursement    in connection   with  any  Changes that  arc requested   by Tenant  unless  and until Tenant  shall  have fully  complied  with  Section  2.2.1,  below.

2.1.2        Provided   that  no default  then  exists  and no Event  of Default  has  occurred  under  this  Lease,  in addition  to the Allowance   Amount,   Landlord   shall  provide   Tenant   with  an  allowance   in an amount   equal  to  $11,721.00   (the  "Allowance    Amount")     payable   by Landlord   to Tenant  on or  before  the  six (6) month  anniversary   of the  Commencement    Date.   The  Allowance   Amount   may  be utilized  by Tenant  in

any manner  it determines   in its sole  discretion,   and for the avoidance  of doubt,  rather  than paying  cash to Landlord   as provided  in Section  2.2, below,

Tenant   may  elect,  by  written  notice   to Landlord,   to  apply  all or any  portion   of  the Allowance   Amount   to payment   of  amounts   that  Tenant  would

otherwise  be required  to make  in accordance   with  Section  2.2.  The right to receive  the Allowance   Amount  is personal   to the Original  Tenant.

[DBL:dbl/Maguire Properties ~ SDTC -  YoNaturals Work Letter/1064.002]                                                                    EXHIBIT  C ~ Page  1

2.2            Payment    of Costs   Related   to Tenant   Requested    Changes.

2.2.1         Prior  to  commencement    of  performance    of  any  Change   requested   by  Tenant,   and  not  later  than  three  (3) business   days  following   Landlord's    written  request  therefor,   Tenant  shall  pay  in cash,  the full  amount   of Landlord's    reasonable   estimate   of the net increase   in  the  Tenant   Improvement    Costs   and  any  other  costs,  if any,  expected   by  Landlord   to  result  from  such  Change   ("Estimated     Change Related    Costs").     Notwithstanding    anything   in this  Work  Letter   or  the  Lease  to  the  contrary,   (i)  Landlord   shall  have  tbe  right  to discontinue    its performance    of  the  Tenant   Improvements    until  such  time  as  Tenant   complies    with  the  requirements    of  this   Section   2.2.1,   (ii)  any   delays   in Substantial   Completion   relating   in any  manner  to  My  failure  by Tenant   to  comply   with  the  requirements    of  this  Section  2.2.1  (including,   without limitation,   as  a  result   of  any  discontinuance    of  performance    under  clause   (i),  above)   shall  bc  deemed   a  Tenant   Delay  (defined   below),  and  (iii) Landlord   shall  not  be liable  to Tenant for My  additional   costs,  lost profits,  lost  economic   opportunities    or any  form  of consequential   damage  which may  result  from any such  discontinuance    by Landlord  under  this  Section  2.2.1.

2.2.2          Following   final   completion    of  the  Tenant   Improvements,     Landlord    shall   reconcile   the  actual   cost  of  all

Changes   requested   by  Tenant  (the  "Actual    Change   Related    Costs")   with  the total  of all  amounts   paid  by Tenant  to Landlord   pursuant   to Section

2.2.1,  above  ("Change    Related   Deposits").      [1' the total  Actual  Change  Related  Costs  exceeds  the  amount  of the  Change  Related  Deposits,   Tenant shall  pay  to Landlord,   in cash,  the  full  amount   of the  excess  within   three  (3)  business   days  following   Landlord's    written   request  therefor.     If the

Actual   Change   Related   Costs  arc  less  than  the  amount   of  the  Change  Related   Deposits,   then  Landlord   shall  promptly   return   the  amount   of  such excess  Change   Related  Deposits   to Tenant  (or  at Landlord's    election,   credit  such  amount   against  Tenant's    obligation   to  pay Rent  next  coming  due under  the Lease).

2.3            Selection   of the  Contractor     and   Preparation      of the  Bid  Estimates.      Landlord   shall  submit  the Approved   Working

Drawings    for  the  Premises   to  a  general   contractor   (the  "Contractor")       selected   by  Landlord,     Landlord   shall   have  the  right  to  require   that  the

Contractors   and My  subcontractors    hired  by Landlord  be union  labor.

2.4         Tenant    Improvement      Costs.    "Tenant    Improvement      Costs"   means  only  the following:    (i) the fees  of the Architect and the Engineers,   (ii) Landlord's    customary construction   management   fee in an amount  equal  to ten percent  (10%)  of the total Tenant  Improvement Costs,  (iii)  fees and  costs  incurred  by, and the cost  of documents   and materials   supplied  by, Landlord   and Landlord's consultants   in connection   with the preparation   and  review  of the  Construction   Drawings;   (iv) the cost  of  any  Changes   in or to the base  Building   (or  Building   Systems)  when  such Changes  are required   by the Construction   Drawings;   (v) the cost  of any Changes   to the Construction   Drawings   or the Tenant  Improvements   required by  any Code;   (vi)  all  costs  of (or  relating  to)  construction   of the Tenant   Improvements,    including,   without   limitation,   testing  and  inspection   costs,

trash   removal    costs,   parking   fees,   after-hours    utilities   usage,   and   contractors'     fees  Md   general   conditions;    (vii) the   cost  of  cable   and  other telecommunications     lines  installed as part  of  the Tenant Improvements    (but  specifically   excluding   any  costs  in connection   with  the  installation   of Tenant's   telephone   service  (which  shall  be separately   installed   by Tenant's   Agents  at Tenant's   sole  cost  and expense»;    and  (viii)  plan  Check, permit fees,  license  fees, Title  24 fees and  use taxes.

SECTION  3

CONSTRUCTION

3.1            Permits.     Landlord   may  cause  Landlord's    Architect   and  the Engineers   to submit  the  Approved   Working   Drawings   to the  appropriate   governmental    entities  and  otherwise   apply  for  all applicable   building   and  other  permits  and  approvals   (collectively,    "Permits")     (if any) necessary   or required   for the  Contractor   to commence,   perform  and  fully  complete   the construction   of the Tenant  Improvements    (and to permit Tenant   to  legally  occupy   the  Premises).     Neither   Landlord   nor  My  Landlord   Party  shall  have  ally  obligation   or  liability   to  Tenant   if any  Permit (including,   without  limitation,   any building  permit,  certificate  of occupancy,   or equivalent)   is not timely  or otherwise   issued.

3.2          Landlord's      Retention    of  the   Contractor.       Landlord shall  independently    retain  the  Contractor    selected  pursuant to Section  2.3 to construct   the Tenant   Improvements   in accordance   with  the Approved   Working  Drawings   pursuant   to a construction   contract  form  as Landlord   shall  reasonably   determine.     Landlord   reserves  the  right  to designate   the  subcontractor   or  subcontractors    to  perform  particular   trades  (or

components    of)  the  Tenant   Improvements    such  as fire/life   safety,   HV AC,  structural   and  electrical   work.    Landlord    reserves   the  absolute   right,

without   the  need  for  consultation    with  or the  consent   of Tenant,   to terminate the  Contractor   for  nonperformance    (as  determined   in  good  faith  by

Landlord)   and in such  caso Landlord   may select  another  general  contractor   to complete   the Tenant  Improvements.     Notwithstanding     any provision  of this  Work  Letter  to the  contrary,  Tenant  hereby  waives  all claims  against  Landlord,   and Landlord   shall  have  no  responsibility   or liability  to Tenant, on account  of any nonperformance or any misconduct   of any Contractor   (or allY subcontractor   thereof)  for any reason.

3.3            As-Is.

3.3.1         Tenant  shall,  subject  to the express  provisions   of the Lease  (including   this  Work  Letter),  accept  the Premises in  its then  existing  condition  on the delivery  date,  "AS-IS",   "WITH  ALL  FAULTS",   and  except  as expressly  provided   in the Lease  (including  in this Work  Letter),  Landlord   shall have  no  duty or obligation   to improve,  or pay  for My  improvement   for, the Premises   or My  portion  thereof  (or COITect any  violation   of  any  Laws  applicable   thereto);   provided,   however,   that  Landlord   shall  cause  (i)  the  electrical   and  I-NAC   Building  Systems  to  be

[DBL:dbVMaguire   Properties - SDTC -  YoNaturals Work Letter/I 064.002)                                                                    EXHIBIT C - Page 2

delivered   in working  condition  to the Premises   (on a "stubbed"   basis)  and (ii)  the plumbing Building Systems to be delivered in working condition to the Building floor(s) upon which the Premises are located.

3.3.2       Notwithstanding any provision of the Lease or this Work Letter to the contrary, (i) the base building work and Building Systems shall, except as expressly provided otherwise in this Work Letter,  be provided on an "AS-IS", "WITH ALL FAULTS" basis, and Tenant accepts the same in their existing condition as of the date hereof; provided, however, that Landlord shall cause the Building Systems serving the Premises to be in good working condition as of the Commencement Date.

SECTION  4

SUBSTANTIAL COMPLETION

4.1           Substantial  Completion.   For purposes of this Lease, "Substantial  Completion"  of the Premises sball occur upon (he substantial completion of construction of the Tenant Improvements pursuant to the Approved Working Drawings, as evidenced by a "signoff   on the building permit card by an inspector of the applicable governmental authority (typically the city in which the Building is located) and as otherwise determined by Landlord's Architect, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

4.2         Assignmcnt  of Warranties.    Effective upon completion of the Tenant Improvements, Landlord shall assign to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant shall waive (and hereby waives) all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

4.3         Delays.

4.3.1       Tenant  Delays.  A "Tenant  Delay" means any delay as a direct, indirect, partial, or total result of any act or omission of Tenant or any of Tenant's Agents, including, without limitation, any of the following:  (a) Tenant's failure to timely approve any matter requiring Tenant's approval hereunder; (b) any breach by Tenant of the provisions of this Work Letter or of the Lease; (c) any Changes requested by Tenant;  (d)  any requirement of  Tenant  for  materials, components, finishes or  improvements whieh  are  not available  within a  commercially reasonable period, or which are different from, or not included in, the Building Standards; (e) changes to the Base Building and/or Building Systems required by the Final Spaee Plan, the Approved Working Drawings (or any  Changes); (f)  any failure to pay in cash in full any portion of any Estimated  Change  Related Costs  in accordance  with  Section 2.2.1  within the time periods  specified  in  Section 2.2.1;  (g)  any unreasonable interference by Tenant or any of Tenant's  Agents with the performance of the Tenant Improvements; or (h) any other event specified in this Work Letter to be a Tenant Delay.

4.3.2       Force Majeure  Delays.   A "Force  Majeure  Delay" means any: (i) actual delay attributable to any strike, lockout or other labor or industrial disturbance (whether or not on the part of the employees of either party hereto) other than any such disturbance caused by or related to any default or activities of Tenant or any Tenant's Agents (if claimed by Tenant) or of Landlord or any of Landlord's agents, employees or contractors (if claimed by Landlord), (ii) actual delay caused by any civil disturbance, act of the public enemy, war, terrorism, riot, sabotage, blockade, or embargo, (iii) actual delay attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout or explosion, or (iv) actual delay caused by governmental delay in the issuance of the Permits not due to the fault or negligence of Tenant or any Tenant's Agents (if claimed by Tenant) or gross negligence or willful misconduct of Landlord (if claimed by Landlord), or (v) any delay due to any other similar cause beyond  the  reasonable  control  of the  party  from  whom  performance  is required,  and  beyond the  reasonable  control  of  its contractors  and representatives (including, without limitation, in the case of Tenant, the Tenant's Agents).  Notwithstanding any provision of this Work Letter to the contrary, in the event that any party claims that it has suffered a Force Majeure Delay, such party shall, as a condition of the effectiveness of such Force Majeure Delay, within three (3) days of discovery of the source of such delay, notify the other party hereto in writing of the existence of such Force Majeure Delay, the nature of the steps being taken by such party to minimize such delay and the probable estimated duration of such Force Majeure Delay.

4.4          Time  Deadlines.    Tenant  shall use  its best, good faith, efforts  and all due diligence to cooperate with Landlord, Landlord's  Architect and the Contractor to complete all phases of the Construction Drawings and the permitting process and to receive the Permits, and to achieve Substantial Completion as soon as possible, and, ill that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Landlord's progress in connection with the same.

SECTIONS

GENERAL  PROVISIONS

5.1          Tenant's  Entry  into the Premises  Prior  to Substantial  Completion.   Provided that Tenant and Tenant's Agents do not interfere in any respect with Contractor's work (or performance of the Tenant Improvements) in the Building and the Premises, Landlord shall allow Tenant reasonable access to the Premises prior to the Substantial Completion for the purpose of Tenant installing over standard equipment or fixtures (including Tenant's data and telephone equipment).  Not less than five (5) business days prior to Tenant's entry as permitted by the terms of this Section 5,),  Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of

[DBL:dbllMaguire Properties - SDTC - YoNaturals Work Letter/L064.002J                                                                   EXHIBIT   C - Page  3

Tenant's   entry  and the particular   Tenant's   Agents   involved,  and  a copy  of any governmental    permits  and approvals   required   in connection   therewith. Tenant  shall  indemnify,   protect,  defend  and hold  Landlord  harmless   frOI11 and  against  any Claims,  Damages   and Costs  resulting   in any  way from any such  entry.

5.2            Representatives.        Tenant  has  designated   Mike  Stubbs  as its sole  representative   with  respect   to the  matters  set forth  in this  Work  Letter,  who,  until  further  notice  to Landlord,   shall  have  full  authority   and  responsibility    to act  on behalf  of the Tenant   as required   in this Work  Letter.   Landlord  has designated   Amy  Lane  as its sole  representative    with  respect  to the matters  set forth  in this  Work  Letter  who,  until  further notice  to Tenant,  shall have  full authority  and responsibility   to act on behalf  of the Landlord  as required  in this Work  Letter.

5.3            Tenant's     Agents   and   Construction     Matters.      All  consultants,    subcontractors,    laborers,   materialmen,    and  suppliers retained  directly  by Tenant  (collectively,    "Tenants'     Agents")    shall conduct   their  activities   in and around  the Premises,   Building   and  the Project   in a harmonious   relationship   with  all other  subcontractors,    laborers,  materialmen    and  suppliers   at the Premises,   Building   and  Project   and,  if required  by Landlord,   all subcontractors,    laborers,  materialmen,    and suppliers   retained  directly   by Tenant  shall  all be union  labor  in compliance   with  the master labor  agreements   existing  between   trade  unions  and  the Southern  California   Chapter   of the Associated   General  Contractors   of America.    Subject  to the provisions   of this Work  Letter,  Tenant  shall  (a) timely  pay  in full all charges  of each  Tenant's   Agents,  (b) on demand  from  Landlord,   eliminate  of record  and satisfy  in full  all mechanics   liens,  stop  notices  as similar  liens or encumbrances    on the Building  asserted  or filed  by any   Tenant's   Agent, (c)  prior  to any  entry  into  the  Building   by Tenant   or  any  Tenant's   Agent,   evidence,   in form  satisfactory   to Landlord,   compliance    in full  with  the insurance  requirements   set forth  in Schedule  "C-2"   attached  hereto,  and  (d) indemnify,   defend,  protect  and hold Landlord  harmless   from  any Claims, Damages   and  Costs  asserted   against   or  incurred   by  Landlord   in connection   with  any  act  or  omission   of  any Tenant's   Agent   or  in connection   with Tenant's   non-payment    of any  amount   arising  out  of the design  or construction   of the Tenant  Improvements.     Tenant  shall  comply   in full (and  shall cause  each  of its Tenant's   Agents  to comply  in full)  with such construction   rules and  regulations   as Landlord  shall  adopt  from time to time.

5.4            Time   of the  Essence   in This  Work   Letter.     Unless  otherwise   indicated,   all references   herein  to a "number   of days" shall  mean  and  refer  to  calendar   days.    In  all  instances   where  Tenant  is required   to  approve   or deliver  an  item,  if no  written   notice  of  approval   is given  or the  item  is not  delivered   within  the  stated  time  period,  at Landlord's    sole  option,  at the end  of such  period  the  item  shall  automatically    be deemed   approved   or  delivered   by Tenant  and  the  next  succeeding   time  period   shall  commence.     Except  where  specific   time  periods   are specified herein,  all  references   to a "reasonable    period"   contained   in this  Work  Letter   shall  mean  a reasonable    amount  of  time  to respond   to the request   or submission   in question,   taking  into  consideration    all of  the  circumstances    reasonably   related   to the  amount  of  time  required,   assuming   reasonable diligence;  provided,  however,   in no  case shall  such period  ever  be less than  five (5) business  days.

5.5            Cleaning.      Upon  commencement    of the  Lease,   immediately    prior  to  Tenant's    move  into  the  Premises,   the  Premises shall  be customarily   cleaned  by Landlord   in conformance   with  Landlord's   then  effective  janitorial   specifications.     The  costs  of the cleaning  provided by Landlord  pursuant  to this Section  5.5 shall not be deducted  from the Allowance   Amount.

5.6            Tenant's    Lease  Default.    Notwithstanding    any provision   to the contrary  contained   in this Lease,  if an Event  of Default as  described   in Section   16.1 of  the  Lease,  or  a default   by Tenant   under  this  Work  Letter,   has  occurred   at  any  time  on  or  before  the  Substantial Completion,   then  (i) in addition   to all other  rights  and remedies  granted  to Landlord  pursuant   to the Lease,  Landlord  shall  have  the right  to withhold payment   of  all  or  any  portion   of  the  Tenant   Improvement    Costs  and/or   Landlord    may  cause   Contractor   to  cease  the  construction    of  the  Tenant Improvements    in question   (in  which  case,  Tenant   shall  be responsible   for  any  delay  in or  increase   in the cost  of the  Substantial   Completion   of the Tenant   Improvements    caused   by  such  work   stoppage),    and  (ii)  all  other   obligations    of  Landlord   under   the  terms   of  this   Work  Letter   shall  be suspended   until such time  as such  default  is cured  pursuant  to the terms  of the Lease.

[OBL:dbllMaguire   Properties - SOTC - YoNaturals Work Letter/lOG4.002]                                                                   EXHIBIT C - Page 4

SCHEDULE  "C-2" INSURANCE  REQUIREMENTS

1.            General    Coverages.      All  of  Tenant's   Agents   shall  carry  worker's    compensation    insurance   covering   all  of  their respective   employees,   and  shall  also  carry  public   liability   insurance,   including   property   damage,   all  with  limits,   in  form  and  with companies   as are required  to be carried  by Tenant  as set forth in Article  11 of the Lease.

2.             Special   Coverages.      The  Tenant   Improvements    shall  be  insured   by  Tenant  pursuant   to  Article   11 of  the  Lease immediately    upon  completion   thereof.    All  of Tenant's    Agents   shall  carry  excess   liability  and  Products   and  Completed   Operation Coverage   insurance,   each  in  amounts   not  less  than  $1,000,000   per  incident,   $2,000,000   in  aggregate,   primary   automobile    liability insurance  with  limits  of not less than $1,000,000   per occurrence,   and workers'   compensation   as required  by law, and  in form and with companies   as are required  to be carried  by Tenant  as set forth  in Article  J  1 of the Lease.

3.           General   Terms.     Certificates   for all  insurance   carried  pursuant  to this  Schedule  C-2  shall  be delivered   to Landlord before  any  entry  into  the Project  by Tenant  or any Tenant's   Agent.   All  such policies   of insurance  must  contain  a provision   that  the company   writing  said  policy  will give  Landlord   thirty  (30)  days  prior  written  notice  of any cancellation   or lapse  of the effective  date or any reduction   in the  amounts  of such  insurance.    In the  event  that the Tenant  Improvements    are damaged  by any  cause  during  the course  of the construction   thereof,  Tenant  shall  immediately   rep au' the same  at Tenant's   sole cost and expense.    Tenant's   Agents  shall maintain   all  of  the  foregoing   insurance   coverage   in  force  until  the  Tenant   Improvements    are  fully   completed   and  accepted   by

Landlord.     All policies   carried  under  this  Schedule  C-2  shall  insure  Landlord   and  Tenant,  as their  interests   may  appear,   as  well  as

Contractor    and  Tenant's   Agents.     All  insurance,   except   Workers'    Compensation,    maintained    by  Tenant's    Agents   shall  preclude subrogation   claims   by the  insurer  against   anyone  insured  thereunder.     Such  insurance   shall  provide   that  it is primary   insurance   as respects  the Landlord  and that  any other  insurance   maintained   by Landlord  is excess  and noncontributing    with  the  inSUl'311Creequired hereunder.     The  requirements    of the  foregoing   insurance   shall  not  derogate  from  the  provisions   for  indemnification    of Landlord   by Tenant  contained   in this Work  Letter.

[DBL:dbI/Maguire Properties - SDTC - YoNalurals Work Letter/1064.002)                                                                     EXHIBIT   C - Page 2

EXHIBITD

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations (including, but not limited to the General Rules, the Parking Rules and the Rules of the Site (Contractor's  Work)).  Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein.   Landlord may waive anyone   or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project.  Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.  In the case of any conflict between these Rules and Regulations and the Lease, the Lease shall control.

I.       GENERAL RULES

I.             The sidewalks, driveways, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress.

2.            No awnings or other projection shall be attached to the outside walls of the Project without Landlord's prior written consent.

3.

The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the  Project  shall not  be covered or obstructed,  nor shall any bottles,  parcels  or other  articles be placed  011   the windowsills.  If Tenant desires window curtains, the same must be of such uniform shape, color, material and make as may be prescribed by Landlord.  Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without Landlord's prior written consent.

4.            No sign, advertisement or notice shall be exhibited, painted or affixed by Tenant on any part of, or so as to be seen from the outside of, its Premises or the  Project without Landlord's  prior written consent.   In the event of Tenant's  violation of the foregoing, Landlord may remove the same without any liability and may charge the expense incurred in such removal to Tenant. All signs whether on doors, directory tablets or elsewhere, shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a size, color and style acceptable to Landlord.

5.

The bulletin board or directory of the Project will be provided exclusively for the display of the name and location of Tenant only; and Landlord reserves the right to exclude any other names therefrom, and each and every name in addition to the name of Tenant placed upon such bulletin board or directory, shall be subject to Landlord's  prior written consent (and if approved by Landlord, all costs therefor shall be paid by Tenants).  Any such listings or representations, once installed, shall be subject to relocation or removal upon Landlord's written request for any reason (except that any such relocations or removals at Landlord's request, unless such request is based upon Tenant's breach of the Lease, of which these Rules and Regulations are a part, shall be paid for by Landlord), and Tenant shall pay for the removal of any such listings or representations upon its departure from its Premises.

6.            All doors opening onto public corridors shall be kept closed, except when being used for ingress and egress.

7,

Tenant shall not mark, paint, drill or bore into, cut or string wires in, lay linoleum or other floor coverings, in, or in any way deface any part of its Premises or the Project, except with Landlord's prior written consent and as Landlord may direct.

8.

All keys shall be obtained from Landlord.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor  shall any changes be made in existing  locks or the  mechanisms thereof.   Tenant  must, upon  the termination of its tenancy, give to Landlord all keys pertaining to the Premises and the Project, and in the event of the loss of any keys so furnished, Tenant shall pay Landlord the cost of replacing same or changing the lock or locks opened by such lost key(s) if Landlord shall deem it necessary to make such change.

9.            No window or other air conditioning or heating units or other similar apparatus shall be installed or used by Tenant without

Landlord's prior written consent.

10.

The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein.  All damages resulting from any misuse of the fixtures by Tenant or its servants, employees, agents, visitors or licensees shall be borne by Tenant.

[DBL:dbllMaguire Properties - SDTC - YoNaturals Lease!l 064.002]               -1-                                                                     Exhibit "D"

11.

All  removals   from,  or carrying   in or  out of, the Project   of any  safes,  freight,  furniture,   heavy  or bulky  matter  of any  description, must  take place  only  prior  to 7:00 A.M.  and/or  after  5:30  P.M.  of  days other  than  Saturdays,   Sundays  and  holidays  (no  moving being  permitted   on Saturdays,   Sundays  or holidays   without  special  permission)   and must be made  upon  previous  written  notice  to Landlord   and  under  its supervision,   and the persons  employed   by Tenant  for such  work  must  be acceptable   to Landlord.    Tenant shall  be responsible   for  any  damage   to the Premises   from  any  such  activity.    Landlord   reserves  the  right  to  inspect   all safes  or other  heavy  or bulky  equipment   or articles  to be brought  into the Project  and  to exclude   from the Project  all such heavy  or bulky equipment   or  articles,  the  weight   of  which  may  exceed  the  floor  load  for  which  the Project   is designed,   or  such  equipment   or articles  as may  violate  any  of the provisions   of  the Lease  of which  these  Rules  and  Regulations   are a part.   Tenant   shall  not use any  machinery   or  other  bulky  articles   in the  Premises,   even  though   its installation   may  have  been  permitted,   which  may  cause any noise,  or jar,  or tremor  to the floors  or walks,  or which  by its weight  might  cause  injury  to the floor  of the Project.

12.

Neither   Tenant   nor  its servants,   employees,   agents,  visitors  or  licensees   shall  at  any  time  bring  or keep  upon  the Premises   any flammable,   combustible    or explosive   fluid,  chemical   or  substance,   except  for a reasonable   quantity   of such  material   reasonably necessary  for the conduct  of Ten ant's  business.

13.            Tenant's   Premises  shall  not be used  for manufacturing   or for the storage  of merchandise   except  as such  storage  may be incidental to the permitted   use of such  Premises.    Tenant  shall  not,  without  Landlord's    prior  written  consent,  occupy  or permit  any portion of  its Premises   to be occupied   or used  for  the manufacture    or sale  of  liquor  or tobacco   in any form,  or as  a barber   or manicure shop,  or as an employment   bureau.   The  Premises  shall  not be used  for lodging  or sleeping  or for any immoral  or illegal  purposes.

14.            Tenant   shall  not  make,  or  permit   to be made,  any  unseemly   or  disturbing   noises,   or disturb   or  interfere   with  occupants   of  the Project   or  neighboring    buildings   or  premises    or  those   having   business   with  it  by  the  use  of  any  musical   instrument,    radio, phonographs   or unusual  noise,  or in any other  way.   Neither   Tenant  nor  its servants,  employees,   agents,  visitors  or licensees   shall throw  anything  out of doors,  windows  or skylights  or down  the passageways.

15.            No  bicycles,   vehicles  or animals  of any  kind  shall  be brought  into  or kept  in or about  Tenant's   Premises   and  no cooking  shall  be done  or permitted   by Tenant  in its Premises,   except  that the preparation   of coffee,  tea, hot chocolate  and similar  items  for Tenant, its employees   and visitors  shall be permitted  provided   such  activities   do not  otherwise  violate  the Lease  of which  these  Rules  and Regulations   arc part.   Tenant  shall  not cause  or permit  any  unusual  or objectionable   odors  to be produced   in or emanate  from  its Premises.

16.          There shall not be used in any space, or in the public halls of the building, any hand trucks except those equipped with rubber tires and side guards.

17.          [Intentionally Omitted].

18.          No person shall be employed by Tenant to do janitorial, maintenance, construction or similar work in any part of said Project without Landlord's prior written consent.  Any person employed by Tenant to do janitorial, maintenance or similar work with Landlord's  consent shall, while in the Project, be subject to and under the control and direction of Landlord or its agent or representative (but not as an agent or servant of Landlord) and Tenant shall be responsible for all acts of such persons.

19.          Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the  Project  or its desirability as  an office  building, and  upon  written notice  from Landlord, Tenant  shall  refrain  from or discontinue such advertising.

20.           Canvassing, soliciting and peddling in the Project are prohibited and Tenant shall cooperate to prevent same.

21.           Landlord reserves the right to control access to the Project by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays.  Tenant shall be responsible for all persons for whom it requests after hours access and shall be liable to Landlord for all acts of such persons.  Landlord assumes no responsibility and shall not be liable for any damage resulting from the admission of any unauthorized person to the Project.

22.          Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

23.           It is understood and agreed between Landlord and Tenant that no assent or consent to any waiver of any part hereof by Landlord in spirit or letter shall be deemed or taken as made except if same is done in writing and attached to or endorsed hereon by Landlord.  Any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to Tenant.

[DBL:dbllMaguirc Properties - SDTC - YnNaturals Lease/1064.002]               -2-                                                                               Exhibit "D"

(

24.

Landlord   reserves   the  right  at  any  time  to change   or rescind   anyone    of  more  of these  Rules  and  Regulations,   or to make  such other  and  further   reasonable    Rules   and  Regulations    as  in Landlord's    judgment    may  from  time  to  time  be  necessary   for  the management,   safety,  care  and  cleanliness   of the  Premises   and  Project,  and  for the preservation   of good  order  therein,  as well  as for the  convenience   of other  occupants   and tenants   therein.    Landlord   shall  not be responsible   to Tenant  herein  or to any  other

person  for the nonobservance    of the Rules  and  Regulations   by any  other  tenant  or other  person.   Tenant  shall  be deemed  to have read  these  Rules  and Regulations   and to have  agreed  to abide  by them  as a condition  of its occupancy   of the Premises.

25.

Tenant  shall  not suffer  or permit  smoking  or carrying  of lighted  cigars  or cigarettes   in areas  reasonably   designated   by Landlord  or by applicable   governmental   agencies  as nonsmoking   areas.

26.          Tenant   shall  comply   with   all safety,   fire   protection    and  evacuation    regulations    established    by  Landlord   or  any  applicable governmental   agency.

27.           Tenant  assumes  all risks  from  theft  or vandalism   and agrees  to keep  the Premises  locked  as may be required.

n.       PARKING    RULES.

The following   parking  rules  and regulations   ("Parking  Rules")   shall  be in effect  at the Project.

1.              Parking   areas shall  be used  only for parking  vehicles  ))0 larger  than  full size,  passenger  automobiles   herein  called  "Permitted   Size

Vehicles."    Vehicles  other  than  Permitted   Size Vehicles  are herein  referred  to as "Oversized   Vehicles."

2.

Tenant   shall  not  permit   or  allow   any  vehicles   that  belong   to  or  are  controlled   by  Tenant   or  Tenant's    employees,    suppliers, shippers,   customers,   or  invitees   to  be  loaded,  unloaded,   or  parked   ill areas  other  than  those  designated   by  Landlord   for  such activities.

3.            Parking   stickers,   access   cards   or  identification    devices   shall  be  the  property   of  Landlord   and  be  returned   to  Landlord   by the holder   thereof   upon  termination    of  the  holder's    parking   privileges.   Tenant  shall  pay  to  Landlord   refundable   deposits   011  such devices   as reasonably    established   by  Landlord   from  lime  to  time.    Tenant   will  pay  such  replacement    charge  as  is reasonably established   by Landlord  for the loss of such  devices.

4.            Landlord  reserves  the right  to refuse  the sale  of monthly  identification devices  and/or  parking  access  cards  to any  person  or entity that willfully  refuses  to comply  with  the applicable   rules,  regulations,   laws  and/or  agreements.

5.            Landlord   reserves   the  right  to relocate   all or  a part  of the  parking   spaces  on the  Property   from  one  location  on  the  Property   to another   and/or  to  reasonably    adjacent   offsite location(s),   and  to reasonably   allocate   them  between   compact   and  standard   size spaces,  so long as the same  complies  with  applicable   laws, ordinances   and regulations.

6.              Users  of the parking  area  will obey  all posted  signs and park  only in the areas designated   for vehicle  parking.

7.

Unless  otherwise   instructed,   every  person  using  the parking  area  is required   to park  and  lock his own  vehicle.    Landlord   will  not be responsible   or  liable  to Tenant,  its visitors  or employees   for any  damage  to vehicles,   injury to persons  or  loss  of property,  all of which  risks  are assumed   by the party  using  the parking  area.

8.            Parking   validation,   if  established,    will  be  permissible only  by  such  method   or  methods   as  Landlord    and/or   its  licensee  may establish  at rates  generally  applicable.

9.              The  Parking  Facilities   shall  be used  only  for parking  vehicles.    The  maintenance,   washing,   waxing  or cleaning  of vehicles  in the parking  structure   or common   areas  of the Project   is prohibited.     Tenant  shall  have  no right  to install  any  fixtures,  equipment   or personal  property  (other  than  vehicles)  in the Parking  Facilities,   nor shall  Tenant  make  any alteration   to the Parking  Facilities.

10.          Tenant   shall  be  responsible    for  seeing  that  all  of  its  employees,   agents   and  invitees   comply   with  all  applicable   parking   rules, regulations,   laws and agreements.

11.          Such  parking  use as is herein  provided   is intended  only as a license  and  no bailment  is intended  or shall  be created  hereby.

12.          In no  event  shall  Tenant   or  its  employees   park  in reserved   spaces   leased  to  other  tenants   or  in stalls  within   designated   visitor parking   zones.     Tenant   shall   comply   with  Landlord's    Parking   Rules   in  its  use  (and  in  the  use  of  its  visitors,   patrons   and employees)   of the Parking  Facilities.

[DBL:dbl/Maguire Properties - SDTC - YoNaturals Leasell 064.002]               -3-                                                                               Exhibit "D"

13.            Tenant  shall,  upon  request  of Landlord   from  lime  to time,  furnish  Landlord   with  a list of its employees'    names  and  of Tenant's and  its employees'    vehicle   license  numbers.    Tenant  agrees  to notify  its employees   and  visitors  with  these  Parking  Rules  as the same  are modified   from  time  to time,  and assumes  responsibility    for compliance   by its employees   and  visitors  with these  Parking Rules  as the  same  are modified   from  time  to time,  and  shall  be liable  to Landlord   for all unpaid  parking  charges  incurred   by its employees.    Tenant  authorizes   Landlord   to tow away  from  the Building  and/or  Parking  Facilities   any vehicle  belonging   to Tenant or  its employees    or  visitors   parked   in  violation   of  these  Parking   Rules,   and/or  to  attach  violation   stickers   or  notices   to  those vehicles.

14.            Persons   using  the Parking   Facilities   shall  observe   all directional   signs  and  arrows  and  any posted  speed  limits.  Unless  otherwise posted,   in no  event  shall  the  speed  limit  of five  (5)  miles  per  hour  be  exceeded.     All  vehicles   shall  be parked  entirely   within painted  stalls,  and  no vehicles   shall  be parked  in areas  which  are posted  or marked  as "no  parking"   or on ramps,  driveways   and aisles.   Only  one  (1) vehicle  may  be parked  in a parking  space.   In no event  shall  Tenant  interfere   with  the usc and enjoyment   of the Parking   Facilities   by other  tenants  of the Building  or their  employees   or invitees.

15.            Should  any parking  spaces  be allotted  by Landlord  or Tenant,  either  on a reserved   or unreserved   basis,  Tenant  shall  not  assign  or sublet   any  of  those  spaces,   either  voluntarily   or  by  operation   of  law,  without   the  prior  written  consent   of  Landlord,   except   in connection   with  an authorized   assignment   of this  Lease  or subletting   of the Premises.

16.          Landlord reserves the right to modify these rules and regulations and to adopt such other reasonable and non-discriminatory rules and regulations as it may from time to time deem necessary for the proper operation and safety of the parking area.  Tenant agrees to abide by these and such other rules and regulations.

III.          RULES  OF THE SITE (CONTRACTOR'S WORK).

The following rules and regulations shall apply to any work performed at the Project by or under the direction of Tenant or any other Tenant  Party.   Before commencement  of any such work, Tenant  shall deliver to  Landlord a copy of  these Rules  of the  Site (Contractor's Work) executed by the contractor(s) performing such work.

I.             The  following Rules  of the  Site for Contractor's  work  ("Rules  of the  Site")  shall govern the operation of Contractor and Contractor's subcontractors.  The terms "Owner" and "Owner's Representative" are the same for purposes of this document (and where used, refer to the Landlord).

2.             Within a reasonable time prior to the start of anyone-site  work, delivery of materials, equipment, or personnel, Contractor will submit to Owner the following:

A-           A complete set of drawings approved by Owner and subsequently by the City of Irvine. B-            A fully executed Indemnity Agreement (To Be Provided by Owner Upon Request).

C-            Certificate of Insurance ill a form approved by Owner executed by insurance companies acceptable to Owner. D-           A fully executed Notification-Rules for Contractors (To Be Provided by Owner Upon Request).

E-            A job  schedule of the work to be accomplished, detailed by trade.

F-            A complete list of all proposed Subcontractors and suppliers.  Owner must approve all contractors and subcontractors before commencement of their work.

G-           The name and phone number (including emergency phone numbers) of personnel who are authorized to represent the

Contractor.

3.            No revisions or changes of any kind may be made to the construction plans without prior written consent of the Owner.  Any proposed revisions or changes must be submitted to Owner in the form of a change order, for Owner's review and approval prior to commencement of such changes.  Revisions or changes altering the floor plan, base building systems, or building operations must be submitted, in writing, to the Owner for review and approval prior to commencement of work.

4.            All of Contractor's work must be scheduled so that it in no way conflicts with, interferes with, or impedes the quiet and peaceful enjoyment of other tenants, or the progress of Owner's work or operations.  Any work that is in conflict will be rescheduled by the Contractor to such time as approved by Owner. Additionally, Owner shall have no liability for any costs or expenses incurred by Contractor (or Tenant) in connection with such rescheduling.

[DBL:dbIlMaguire    Properties - SDre -  Yoblaturals  Lease/l 064.002]               -4-                                                                               Exhibit "D"

5.              Contractor    and  subcontractors     shall  employ   persons   and  means   for  the  orderly   progress   of  the  work  without   interruption   on account   of  strikes,   work  stoppages   or  similar   causes   of  delay.     Additionally,    Owner   shall  have  no  liability   for  any  costs   or expenses   incurred  by Contractor   (or Tenant)  in connection   with such  delays.

6.           Materials and tool storage will be limited to the areas for which access has been granted.

7.             Clean-up and rubbish removal shall be provided by the Contractor at Contractor's  expense.  Contractor must remove daily all rubbish, surplus and waste material resulting from the performance of his work.   At the request of Owner, Contractor shall relocate any materials causing an obstruction as directed by Owner. Contractor will not be allowed to place a dumpster on site on a continuous basis during construction.

Important note:  The placement and location of rubbish dumpsters and bins must be approved in advance by Owner.

8.

In general, Owner will interface with Contractor to the extent necessary for work to be completed within thc guidelines of project specifications and for the enforcement of building rules and regulations.

9.            Contractor will make arrangements for unloading, trash removal and hoisting after normal working hours due to the local city noise ordinance.  (No such activity will be allowed between the hours of 10:00 p.m. to 7:00 a.m.)  At no time will the Contractor be given exclusive reserved use of the freight elevator unless applied for by Contractor and approved by Owner.  Contractor may be afforded access to loading dock space and hoisting facilities for limited use at such time during normal working hours as is prearranged with Owner.

10.

Contractor will be afforded unloading areas as prearranged with Owner.  All materials unloaded at these  areas will be moved to an area of use immediately and shall not be stored or used in a way which adversely impacts use of the Building.

11.          Contractor  (and Tenant)  will  be responsible  for  the  security  of its own  materials,  equipment  and  work, and  that  of  his subcontractors. Contractor will also be responsible for damage caused by Contractor or its subcontractors to the Project, Building and/or tenant areas, including, but not limited to the loading dock and indoor and outdoor public areas, freight elevators, etc.  Any such damages will be promptly repaired to the Owner's satisfaction at sale cost of Contractor.

12.

Contractor will comply with all applicable codes, laws and regulations pertaining to the work of Contractor, including all safety and health regulations.  The Contractor shall supply the Owner with a Master List of all Hazardous Materials and their Material Safety Data Sheets (MSDS) upon delivery to the job site.  A discussion will then ensue pertaining to the safe storage, handling and use of these materials, as well as the Contractor's emergency preparedness plan for handling the containment and clean-up of potential Hazardous Material spills.

13.          Contractor will not engage  in any labor practice that may delay or otherwise impact the work of Owner or any other contractor.

14.

No base building systems will be turned off or disengaged by Contractor or any subcontractor without prior written approval and supervision by a representative of Owner.  Said systems include but are not limited to sprinklers, electrical circuits, air-handling units, smoke heads and water supply.  Building electrical power shut-downs are allowed on Saturdays between  10:00 p.m. and

5:00 a.m. only. A request for approval shall be made to the Building Manager at least ten (10) days in advance.

15.          Doors to all work areas, including stairwells and mechanical and electrical closets, will remain closed at all time.  Propping doors open is expressly prohibited.

16.

All Contractor and subcontractor personnel, materials, tools and equipment are to enter and exit the Building through the service elevator only.  Owner may at any time initiate a check in/check out system, or a badge system, for all people and material in the Building and the Contractor will agree to cooperate with any such system.

17.            Before ordering material or doing work which is dependent upon proper size or installation, the Contractor shall field verify all dimensions for accessibility with building conditions, and shall be responsible for same.

18.          Contractor shall not permitted any identifying signage or advertising within the Project or Building.

19.          During construction, Contractor shall maintain supervisory personnel on the site at all times.   Such personnel shall be fully authorized to coordinate, respond for and authorize Contractor's work as necessary to enable all work to proceed in a timely and well-ordered fashion.  Should Contractor perform work which would cause or require Owner to provide personnel to be present or otherwise perform any work, Contractor shall reimburse Owner for the expense of such personnel.

20.          Contractor shall be responsible for the protection of its work and the area adjacent to his work.

[DBL:dbllMaguire Properties - SDTC - YoNaturalsLease/1064.002]               -5-                                                                               Exhibit "D"

{

21.            Contractor    will  ensure   that  all  stairwells,   mechanical   rooms,   electrical   and  telephone   closets,   etc.  accessed   by  Contractor    or subcontractors    in conjunction   with Contractor's    work, will  be cleaned  and free of debris  nightly.

22.            Public   areas  adjacent   to  premises   where  Contractor's    work  is  being  performed   shall  remain  free  of  debris  and  materials   at  all times.

23.            Contractor   shall  be responsible   for  all  his actions  on site  as well  as those  of its subcontractors    and  shall  indemnify,   defend  and hold  harmless   the  Owner   and  the  other  Owner  Parties   from  ad  against   any  and  all  claims,   losses,  or  damages,   threatened   or incurred,  arising  from the actions  or omissions   of Contractor   or its subcontractors.

24.          If keys  are required   by contractors,   they  must  be checked  out  from  the Property   Management   Office.   No  key  will  be distributed if proper  identification   is not provided.

25.            No  cutting  or patching   of Owner's   premises   or installations,   or  those  of any  Building   occupant, shall  be permitted   without  prior written   consent   of Owner.    Request   for permission   to do cutting   shall  include  explicit   details  and  description   of work  and  shall not  under  any  circumstances    diminish   the  structural   integrity   of the  Building   components    or systems.    The  work  is to be  done only  with  the  explicit  written  permission    of the Building   Manager   and  on an "Off-Hours"   basis.   Such  work  is to  be done  only under   the  direct  supervision    of  a competent   member   of  the  Contractor    staff.    Ally  such  area  is  to  be promptly   repaired   and returned  to a fully functioning,   complete,   and clean  condition.

26.

All work  is to be done  to  a minimum standard   of  quality  as required   by the  Base  Building   Drawings   and  Specifications    (to  be made  available  by Owner  upon  request).    It is the responsibility    of the Contractor   to be fully knowledgeable    of the Base Building Drawings   and Specifications.

27.

All  Life  Safety  Systems  for the Building   are to be maintained,   and all of the Tenant's   work  is to be properly   interfaced   with  and connected   to the Base  Building   systems  as required   by Laws,  or by Building   operation.    All work  is to be done  in such  a way as to protect  all Base  Building   operations   and warranties.     Any  required   disconnection    of  life safety  devices   should  be "foreseen" and the Property  Management   Office  must  be notified   at least  24 hours  in advance.   Costs  for false  fire alarms  due to contractors'

or  subcontractors'    negligence   will  be billed  to and paid  by the  Contractor.    All  life-safety   systems  testing  must  be performed   on an "off-hours"   basis  and  coordinated   with the Building  Manager.

28.          When  work  is performed   by Contractor   or subcontractor,    charges   will  apply  for  additional   services  performed   by Owner  which

may include,  but are not necessarily   limited  to the following:

A               overtime  elevator   usage  which  requires  the assistance   of an elevator  technician

B               utility  usage  for construction   activities  beyond  standard  power  and  water  readily  available  in the Building

C

extra and  continuous   clean-up   of  elevators   and  public   spaces  as  required   due  to  construction    activity;   Contractor   to provide  the usual  protection   of existing  improvements,    and exercise  care  and good sense

D          extended   use of the loading  dock

29.            In addition  to cleaning  requirements   described   above,  Contractor   shall,  in preparation   for substantial   completion   or occupancy  of the project  by Tenant,  perform  final  cleaning  operation  of Contractor's    Work.

30.

When  Contractor   takes  over an area from the Owner,  before  commencing    work Contractor   shall  ascertain  that the  area is in a safe and  sanitary  condition,   and  maintain  the area  as necessary   (at  its sole  cost  and  expense)   in a safe  and  sanitary condition   and  to a standard   meeting  all applicable   laws and regulations.

31.         Owner   requires  job  progress   meetings,  The  Contractor   will  attend   with  a representative    authorized   to  speak   and  act  on  the

Contractor's    behalf.   Additionally,   the Contractor   shall  notify  the Owner  of scheduled  job  progress  meetings.

32.            All  work  or on-site  activity  during  non-normal working  hours  will  be coordinated   in advance  with  Owner.

33.            At no time will  Contractor   perform  activities  on the Project  without  the proper  insurance   in force.

34.          No  radios  or other  audio  devices  are allowed.

35.

Failure  to perform work  in a manner  consistent   with  the above  stated  Rules  of the Site may result  in immediate   work  stoppage  by Owner.     Owner   shall  have  no  liability   for  any  costs  or  expenses   incurred   by  Contractor   or  any  subcontractors    (or  Tenant)   in connection   with  or as a result  of such work  stoppage.

[DBL:dbllMaguire Properties - SDTe - YoNaturals Lease/1064.002]           -6-                                                                                        Exhibit "D"

(

36.          The Rules of the Site may be amended or revised at any time to fit the situation at the time. The amended or revised Rules of the

Site shall become effective upon delivery to Contractor or publication by posting at the project site, whichever is earlier.

37.

General contractor and subcontractors' vehicles parking must be in areas designated by the Building Manager at the Contractor's expense.

Acknowledged and Agreed

By: Date:

[DI3L:dbllMaguire   Properties - SDTC - YoNaturals Lease/1064.002j               -7-                                                                               Exhibit "D"

EXHIBIT "E"

FORM  OF TENANT ESTOPPEL  CERTIFICATE

The  undersigned    as Tenant   under  that  certain  Office   Lease  dated                                  ,20_     (the  "Lease")    between   Maguire   Properties-San Diego  Tech  Center,   LLC,  a Delaware   limited   liability   company,   as  Landlord,   and  the undersigned,    as  tenant,   for  Premises   on the      floor  of the Office  Building   located  at [9605  or 9645]  Scranton  Road,  San Diego,  California   certifies  as follows:

1.     True,  correct  and  complete   copies  of the Lease  and  all amendments,    modifications   and  supplements thereto  are attached   hereto  and the Lease,  as so amended,   modified  and supplemented,   is in full  force  and effect,  and represents   the entire  agreement between  Tenant  and Landlord  with respect to the Premises   and the Property.  There  are no amendments,   modifications    or supplements   to the Lease,  whether  oral or written,  except  as follows  (include   the date of such  amendment,   modification    or

supplement):

--------------------------------------

2.    The  undersigned   has commenced   occupancy   of the Premises  described   in the Lease,  currently   occupies  the

Premises,   and the Commencement    Date  of the Lease  occurred  on                     , 20_.

3.     Tenant  has not transferred,   assigned,   or sublet  any portion  of the Premises   nor entered  into  any license  Of

concession   agreements   with respect  thereto  except  as follows:                                     .                                                                               _

4.     Base  Rent became  payable  on                                                .

5.    In accordance   with the Lease,  Rent commenced   to accrue  on

        .J  20_.

6.    The Term of the Lease  expires  on                                    _

7.      The  Lease  provides   for  an  option  to  extend   the  term  ofthe   Lease   for

years.   The  rental  rate for such

extension   term  is as follows:                                                                                                                                    .  Except  as expressly  provided  in the Lease,  and  other  documents  attached  hereto,  Tenant  docs  not have any right or option  to renew  or extend  the term  of the Lease,  to lease other  space  at the Property,  nor any preferential   right  to purchase   all or any part of the Premises   or the Property.

8.    All conditions  of the Lease  to be performed   by Landlord  necessary   to the enforceability   of the Lease  have  been satisfied  and Landlord  is not  in default  thereunder.    All  space and  improvements   leased  by Tenant  have  been  completed   and furnished   in accordance   with  the provisions   of the Lease,  and  Tenant  has accepted  and taken  possession   ofthe   Premises.

9.    There  are no offsets  or credits  against  rentals  payable  under  the Lease  and no free  periods  or rental  concessions have been  granted  to Tenant,  except  as follows:                                                                                                                                     _

10.   All monthly  installments   of Base Rent,  all Additional   Rent  and all monthly  installments   of estimated  Additional

Rent  have  been paid  when due through                                         .  The current  monthly  installment   of Base  Rent  is $                 _

11. The undersigned   acknowledges   that this Estoppel  Certificate   may be delivered   to Landlord's   prospective

mortgagee,   or a prospective   purchaser,  811d  acknowledges   that  it recognizes   that if same  is done,  said mortgagee,   prospective   mortgagee,   or prospective   purchaser  will be relying  upon the  statements   contained  herein  in making  the  10811 or acquiring   the property  of which  the Premises   are a part, and in accepting  an assignment   of the Lease  as collateral   security,  and  that  receipt  by it of this certificate   is a condition of making  of the loan or acquisition  of such  property.

12.  Each  individual  executing   this Estoppel  Certificate   on behalf  of Tenant  hereby  represents   and warrants  that Tenant is a duly  formed  and existing  entity  qualified   to do business  in California  and that Tenant  has  full right  and  authority  to execute  and deliver this Estoppel   Certificate  and that each  person  signing  on behalf  of Tenant   is authorized   to do so.

Executed   at                          _      on the              day  of

,20_.

Endnotes

fl , f

_ ...